UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03421

The Prudential Variable

Contract Account-10

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:     973-367-7521

Date of fiscal year end: 12/31/2005

Date of reporting period: 12/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Prudential MEDLEY Program

Annual Report to Participants

December 31, 2005

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

A Prudential Financial company

IFS-A114833

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program and current performance results. The performance results show historical investment performance after the deduction of investment management fees, investment-related expenses, and any product charges, including the maximum possible withdrawal charges.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777 and distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Both are Prudential Financial companies. Contract guarantees are based on the claims-paying ability of the issuing Company. Each company is solely responsible for its own respective financial conditions and contractual obligations. Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund (the ”Funds”).

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2005, please call the telephone number on the inside back cover of this report.

Investors should consider the contract and the underlying portfolios’ investment objectives, risks, charges and expenses carefully before investing. This and other important information is contained in the prospectuses that can be obtained from your financial professional. You should read the prospectuses carefully before investing.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details.

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request. MEDLEY participants should call (888) 778-2888 to obtain a description of the Funds’ proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available on the website of the Commission at www.sec.gov and on the Funds’ website at www.irrc.com/prudential.

The Funds Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (888) 778-2888.

Each Fund files with the Commission a complete listing of portfolio holdings as of the end of the first and third quarters on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-732-0330. MEDLEY participants may obtain copies of Form N-Q filings by calling (888) 778-2888.

GLOSSARY OF BENCHMARK DEFINITIONS

Aggressive Growth Asset Allocation Custom Blended Index consists of Russell 3000 Index (80%), and MSCI EAFE Index (20%).

Balanced Asset Allocation Custom Blended Index consists of Russell 3000 Index (48%), Lehman Brothers U.S. Aggregate Bond Index(40%) and MSCI EAFE Index (12%).

Conservative Asset Allocation Custom Blended Index consists of Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index(60%) and MSCI EAFE Index (8%).

Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Index (40%), and the 3-Month T-Bill (10%).

Diversified Conservative Growth Custom Blended Index consists of S&P 500 Barra Value Index (15%), S&P 500 Barra Growth Index (15%), Russell 2000 Value Index (5%), Russell 2000 Growth Index (5%), Lehman Brothers Aggregate Bond Index (40%), and Lehman Brothers High Yield Bond Index (20%).

Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%), and the 3-Month T-Bill (5%).

Growth Asset Allocation Custom Blended Index consists of consists of Russell 3000 Index (64%), Lehman Brothers U.S. Aggregate Bond Index(20%) and MSCI EAFE Index (16%).

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

Balanced Funds Average	International Growth Funds Average	Multi-Cap Value Funds Average
Corporate Debt Funds BBB-Rated Average	Large-Cap Core Funds Average	Natural Resources Funds Average
Flexible Portfolio Funds Average	Large-Cap Growth Funds Average	S&P 500 Index Objective Funds Average
General U.S. Government Funds Average	Large-Cap Value Funds Average	Small-Cap Core Funds Average
Global Funds Average	Mid-Cap Growth Funds Average	Small-Cap Growth Funds Average
High Current Yield Funds Average	Mid-Cap Value Funds Average	Small-Cap Value Funds Average
Income Funds Average	Money Market Funds Average	Specialty/Miscellaneous Funds Average
Intermediate Investment-Grade Debt Funds Average	Multi-Cap Core Funds Average	Target Maturity Funds Average
International Value Funds Average	Multi-Cap Growth Funds Average

Merrill Lynch U.S. High Yield Master II BB-B Rated Index is a broad high yield index including high yield bonds across the maturity spectrum, within the BB-B rated credit quality spectrum, included in the below-investment-grade universe.

Morgan Stanley Capital International Europe, Australasia, and the Far East (MSCI EAFE) Index is a weighted, unmanaged index that reflects stock performance in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index comprised of approximately 1,500 companies listed on the stock exchanges of Australasia, Canada, Europe, the Far East, and the United States.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index is a market cap-weighted index that measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is a market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is a market cap-weighted index that measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is a market cap-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

S&P SuperComposite Information Technology Index measures the performance of the technology components of the S&P SuperComposite 1500, which is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indexes, and provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

The Prudential MEDLEY Program

Annual Report

December 31, 2005

Table of Contents

Letter	to Participants

■	VCA-10 CAPITAL GROWTH ACCOUNT

Financial Statements

■	VCA-11 MONEY MARKET ACCOUNT

Financial Statements

■	VCA-24 THE PRUDENTIAL SERIES FUND PORTFOLIOS

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

This	report may include financial information pertaining to certain portfolios that are not available in the Program available to you. Please refer to your Program documents or contact your Program sponsor to determine which portfolios are available to you.

The Prudential MEDLEY Program

Annual Report

December 31, 2005

Letter to Participants

■	DEAR PARTICIPANTS,

We hope that you find the annual report for the Prudential MEDLEY Program informative and useful. Your success is important to us.

As a new year unfolds, we believe it is wise to take advantage of developing investment opportunities through a diversified portfolio. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it helps better position your investments as asset classes rotate in and out of favor.

Your investment professional can help you create a diversified investment plan that considers your reasons for investing, personal investment horizons, and risk tolerance. A carefully chosen and broad mix of assets — reviewed periodically over time — can help you stay focused on meeting your long-term objectives.

At Prudential we are committed to helping you grow and protect your wealth by providing financial solutions that meet your needs today and in the future. We thank you for your confidence in our products.

Sincerely,

David R. Odenath, Jr. President The Prudential Series Fund	Judy A. Rice, President Variable Contract Accounts 10 & 11

January 31, 2006

Presentation of Portfolio Holdings for the Prudential Variable Contract Account-10 (VCA-10) & Variable Contract

Account-24 (VCA-24) as of December 31, 2005 (Unaudited)

Conservative Balanced
Five Largest Equity Holdings (% of Net Assets)
General Electric Co.	1.9%
Exxon Mobil Corp.	1.8%
Citigroup, Inc.	1.3%
Microsoft Corp.	1.2%
Procter & Gamble Co.	1.0%

Diversified Bond
Five Largest Issues (% of Net Assets)
Federal National Mortgage Association, 5.0%, 3/1/34	2.7%
Federal National Mortgage Association, 6.0%, 1/1/35	2.6%
Federal National Mortgage Association, 5.5%, 1/1/33	2.2%
Federal National Mortgage Association, 4.5%, 5/1/19	1.4%
Dow Jones CDX HY, 8.25%, 12/29/10	1.3%

Equity
Five Largest Holdings (% of Net Assets)
General Electric Co.	3.1%
Microsft Corp.	2.3%
UnitedHealth Group, Inc.	2.0%
Merrill Lynch & Co., Inc.	1.8%
American International Group, Inc.	1.8%

Flexible Managed
Five Largest Equity Holdings (% of Net Assets)
General Electric Co.	1.9%
Exxon Mobil Corp.	1.9%
Intel Corp.	1.4%
Johnson & Johnson	1.3%
Citigroup Inc.	1.3%

Global
Five Largest Holdings (% of Net Assets)
UBS AG	1.7%
UnitedHealth Group, Inc.	1.7%
General Electric Co.	1.4%
Genentech, Inc.	1.3%
Apple Computer, Inc.	1.2%

Government Income
Five Largest Issues (% of Net Assets)
Federal National Mortgage Association, 5.50%, 01/01/17 - 09/01/35	12.7%
Federal National Mortgage Association, 4.25%, 08/15/10	4.2%
Federal National Mortgage Association, 5.00%, 07/01/18 - 03/01/34	4.0%
Federal Home Loan Mortgage Corp., 4.375%, 01/25/10	3.8%
Federal Home Loan Mortgage Corp., 5.00%, 06/01/33-05/01/34	3.4%

Stock Index
Five Largest Holdings (% of Net Assets)
General Electric Co.	3.2%
Exxon Mobil Corp.	3.1%
Citigroup, Inc.	2.2%
Microsoft Corp.	2.1%
Procter & Gamble Co.	1.7%

VCA-10
Five Largest Issues (% of Net Assets)
Suncor Energy, Inc.	2.8%
General Electric Company	2.6%
Nexen, Inc.	2.5%
Companhia Vale do Rio Doce ADR (Brazil)	2.3%
American International Group	2.2%

For a complete listing of holdings, refer to the Schedule of Investments section of this report.

Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential MEDLEY Program — VCA-10 Capital Growth Account

Subadvised by:  Jennison Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Capital Growth Acct. (VCA-10)[1]	19.87%	4.10%	7.82%
S&P 500 Index[2]	4.91	0.54	9.07

Capital Growth Account inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the VCA-10 Capital Growth Account had a total return of 19.87% compared with the return of 4.91% for the unmanaged S&P 500 Index.

This strong performance was achieved in a mixed U.S. economic environment. Equities started the reporting period strong, but began to retrace gains as oil prices climbed to record highs. Investors worried about elevated prices for energy commodities, higher inflation, and rising interest rates. High energy prices reduced the discretionary income of consumers and businesses. As a result, the energy and utilities sectors of the benchmark led the market. Economically sensitive sectors, such as the consumer discretionary sector, trailed. However, the U.S. economy showed its resilience as GDP grew at a pace faster than 3 percent for much of the year. Core inflation (which excludes food and energy), although rising, remained well contained. Solid growth in productivity, married with employment and income growth, continued. Corporations in the S&P 500 Index achieved another year of double-digit profit gains.

The energy sector was the largest contributor to the Account’s return, adding approximately six percentage points more than the corresponding sector of the benchmark. Exploration & production holdings Suncor Energy and Nexen and oil field services holdings Schlumberger, BJ Services, and GlobalSantaFe led. Materials also had a strong positive impact. Metals & mining firms Companhia Vale do Rio Doce, Freeport-McMoRan Copper & Gold, Phelps Dodge, and Newcrest Mining benefited from the pricing power driven by supply/demand fundamentals that favored producers. Holdings in the healthcare, financials, information technology, and utilities sectors also added to performance. Stellar performers included Google and biotech company Genentech. Google’s revenues have grown at a triple-digit pace, driven by its sponsored search query business, while its earnings (revenues minus expenses) have developed even faster due to the operating efficiencies that accompany this pace of growth.

The only sector that detracted from the Account’s return was industrials. Two of the weakest performers were United Parcel Services (UPS) and Tyco International. UPS had issues with the implementation of its new package flow technology and fears of losing market share to FedEx. We felt UPS’ competitive situation worsened and exited the position. Tyco, a manufacturing and services conglomerate, issued statements guiding analysts’ earnings forecasts down twice in two consecutive quarters. Although we were disappointed by the lowered guidance, we believe the stock fell far more than was warranted. Moreover, the turnaround initiated by Tyco’s new management continues. Overall, Tyco is now one of the cheapest of the large-cap multi-industry industrials when comparing its share price to its free cash flow. We expect that gap to close as Tyco continues to improve.

The growth-style portion of the portfolio includes companies with above-average growth and solid prospects. After two years of contracting price-to-earnings multiples, the market is likely undervalued, unless the interest rate and inflation outlooks darken considerably. In the value-style portion, we continue to look for attractively valued companies with strong free cash flow and steadily rising earnings. We are particularly interested in firms with existing catalysts for outperformance in the near-to-intermediate term.

Prudential Investments LLC, a wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Account.

1.	The Account performance results are after the deduction of all expenses and contract charges, including investment management and administrative fees but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values.
2.	The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in an index.

For a complete list of holdings please see the Schedule of Investments sections of this report.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2005

LONG-TERM INVESTMENTS — 98.4%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.8%
Honeywell International, Inc.	147,000	$5,475,750
Lockheed Martin Corp.	47,700	3,035,151

		8,510,901

Beverages — 1.3%
PepsiCo, Inc.	68,100	4,023,348

Biotechnology — 4.3%
Amgen, Inc. (a)	79,900	6,300,914
Genentech Inc. (a)	33,600	3,108,000
Gilead Sciences, Inc. (a)	67,300	3,541,999

		12,950,913

Capital Markets — 4.8%
Bank of New York (The)	113,500	3,614,975
Charles Schwab Corp.	278,900	4,091,463
Merrill Lynch & Co.	47,700	3,230,721
UBS AG	37,700	3,587,155

		14,524,314

Chemicals — 2.7%
Agrium, Inc.	172,300	3,788,877
Dupont EI. de Nemours	97,900	4,161,729

		7,950,606

Commercial Services & Supplies — 2.7%
Cendant Corp.	195,700	3,375,825
Waste Management, Inc.	155,600	4,722,460

		8,098,285

Communications Equipment — 2.0%
Nokia, Inc. ADR (Finland)	172,500	3,156,750
QualComm, Inc.	65,400	2,817,432

		5,974,182

Consumer Finance — 1.7%
American Express Co.	95,900	4,935,014

Diversified Financial Services — 1.6%
J.P. Morgan & Chase Co.	117,736	4,672,942

Electric Utilities — 1.4%
Exelon Corp.	77,900	4,139,606

Electronic Equipment & Instruments — 1.0%
Agilent Technologies, Inc. (a)	93,100	3,099,299

Energy Equipment & Services — 5.1%
Global SantaFe Corp.	114,200	5,498,730
Schlumberger Ltd.	51,800	5,032,370
Weatherford International Ltd. (a)	134,000	4,850,800

		15,381,900

Food & Staples Retailing — 1.3%
Kroger Co. (The) (a)	212,300	4,008,224

Food Products — 1.3%
Cadbury Schweppes Spons. ADR (United Kingdom)	104,800	4,012,792

Health Care Equipment & Supplies — 1.4%
St. Jude Medical, Inc. (a)	83,300	4,181,660

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Health Care Providers & Services — 3.0%
Caremark Rx, Inc. (a)	91,900	$4,759,501
Wellpoint, Inc. (a)	54,800	4,372,492

		9,131,993

Hotels, Restaurants and Leisure — 1.2%
Gtech Holdings Corp.	118,200	3,751,668

Household Products — 1.5%
Proctor & Gamble Co. (The)	78,340	4,534,319

Independent Power Producers & Energy Traders — 1.9%
TXU, Corp.	115,600	5,801,964

Industrial Conglomerates — 3.9%
General Electric Company	225,400	7,900,270
Tyco International Ltd.	136,600	3,942,277

		11,842,547

Insurance — 4.1%
American International Group	95,500	6,515,965
Loews Corp.	61,600	5,842,760

		12,358,725

Internet & Catalog & Retail — 1.5%
eBay, Inc. (a)	102,800	4,446,100

Internet Software & Services — 3.0%
Google, Inc. Cl. A (a)	14,100	5,849,526
Yahoo, Inc. (a)	77,900	3,052,122

		8,901,648

Media — 1.1%
Viacom, Inc. Cl. B	101,894	3,321,744

Metals & Mining — 7.4%
Companhia Vale do Rio Doce ADR (Brazil)	165,300	6,800,442
Freeport-McMoRan Cooper & Gold, Inc. Cl. B	115,300	6,203,140
Newcrest Mining Ltd. ADR (Australia)	278,000	4,955,433
Phelps Dodge Corp.	29,300	4,215,391

		22,174,406

Multiline Retail — 2.0%
Federated Department Stores, Inc.	45,600	3,024,648
Target Corp.	56,700	3,116,799

		6,141,447

Multi Utilities — 1.2%
Sempra Energy	83,000	3,721,720

Office Electronics — 2.1%
Xerox Corp. (a)	422,800	6,194,020

Oil, Gas, & Consumable Fuels — 8.4%
Apache Corp.	64,390	4,412,003
Nexen, Inc.	154,700	7,368,361
Occidental Petroleum Corp.	63,200	5,048,416
Suncor Energy, Inc.	132,600	8,371,038

		25,199,818

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Pharmaceuticals — 4.6%
Novartis AG ADR (Switzerland)	94,400	$4,954,112
Roche Holdings Ltd. ADR (Switzerland)	54,800	4,101,840
Sanofi Aventis ADR (France)	107,700	4,728,030

		13,783,982

Semiconductors & Semiconductor Equipment — 5.8%
Applied Materials, Inc.	85,000	1,524,900
Intel Corp.	119,700	2,987,712
Marvell Technology Group Ltd. (a)	74,500	4,178,705
Maxim Integrated Products, Inc.	98,900	3,584,136
Texas Instruments, Inc.	157,800	5,060,646

		17,336,099

Software — 6.5%
Adobe Systems Incorporated	159,000	5,876,640
Computer Associates International, Inc.	150,373	4,239,015
Electronic Arts, Inc. (a)	53,000	2,772,430
Microsoft Corp.	159,800	4,178,770
Navteq Corp. (a)	52,800	2,316,336

		19,383,191

Textiles, Apparel & Luxury Good — 1.2%
Nike, Inc. Cl. B	40,600	3,523,674

Tobacco — 1.5%
Altria Group, Inc.	59,800	4,468,256

Wireless Telecommunication Services — 1.1%
Sprint Nextel Corp.	138,664	3,239,191

TOTAL LONG-TERM INVESTMENTS (cost: $214,235,565)		295,720,498

SHORT-TERM INVESTMENTS — 1.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund-Taxable Money Market Series (b) (cost $4,511,531)	4,511,531	4,511,531

TOTAL INVESTMENTS — 99.9% (cost $218,747,096)		300,232,029

Value (Note 2)
OTHER ASSETS, LESS LIABILITIES — 0.1%
Dividends Receivable	$321,917
Payable for Pending Capital Transactions	(57,876)

OTHER ASSETS IN EXCESS OF LIABILITIES	264,041

NET ASSETS — 100%	300,496,070

NET ASSETS, representing:
Equity of Participants — 33,107,035 Accumulation Units at an Accumulation Unit Value of $9.0184	298,571,571
Equity of The Prudential Insurance Company of America	1,924,499

$300,496,070

(a)	Non-income producing security.

(b)	The Prudential Investments LLC, the manager of the Account also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

ADR—American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2005

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

Oil, Gas, & Consumable Fuels	8.4%
Metals & Mining	7.4
Software	6.5
Semiconductors & Semiconductor Equipment	5.8
Energy Equipment & Services	5.1
Capital Markets	4.8
Pharmaceuticals	4.6
Biotechnology	4.3
Insurance	4.1
Industrial Conglomerates	3.9
Health Care Providers & Services	3.0
Internet Software & Services	3.0
Aerospace/Defense	2.8
Chemicals	2.7
Commercial Services & Supplies	2.7
Office Electronics	2.1
Communications Equipment	2.0
Multiline Retail	2.0
Independent Power Producers & Energy Traders	1.9
Consumer Finance	1.7
Diversified Financial Services	1.6
Household Products	1.5
Internet & Catalog & Retail	1.5
Affiliated Money Market Mutual Fund	1.5
Tobacco	1.5
Electric Utilities	1.4
Health Care Equipment & Supplies	1.4
Beverages	1.3
Food & Staples Retailing	1.3
Food Products	1.3
Hotels, Restaurants and Leisure	1.2
Multi Utilities	1.2
Textiles, Apparel & Luxury Goods	1.2
Media	1.1
Wireless Telecommunication Services	1.1
Electronic Equipment & Instruments	1.0

99.9
Other Assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated Dividend Income (net of $50,018 foreign withholding tax)	$3,573,625
Affiliated Dividend Income	97,718
Total Income	3,671,343
EXPENSES
Fees Charged to Participants for Investment Management Services	(690,702)
Fees Charged to Participants for Administrative Expenses	(2,077,272)
Total Expenses .	(2,767,974)
NET INVESTMENT INCOME	903,369
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on Investment Transactions	29,752,393
Net Change in Unrealized Appreciation on Investments	20,215,553
NET GAIN ON INVESTMENTS	49,967,946
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,871,315

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
OPERATIONS
Net Investment Income	$903,369	$1,881,112
Net Realized Gain on Investment Transactions	29,752,393	15,592,255
Net Change In Unrealized Appreciation on Investments	20,215,553	6,760,509
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	50,871,315	24,233,876
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	13,725,946	12,770,789
Withdrawals and Transfers Out	(38,414,300)	(32,660,278)
Annual Account Charges Deducted from Participants’ Accounts	(49,168)	(52,543)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(24,737,522)	(19,942,032)
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(14,510)	(6,252)
TOTAL INCREASE IN NET ASSETS	26,119,283	4,285,592
NET ASSETS
Beginning of year	274,376,787	270,091,195
End of year	$300,496,070	$274,376,787

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2005	2004	2003	2002	2001
Investment Income	$.1061	$.1198	$.0827	$.0760	$.0963
Expenses
Investment management fee	(.0193)	(.0170)	(.0142)	(.0143)	(.0172)
Administrative expenses	(.0600)	(.0522)	(.0424)	(.0429)	(.0511)
Net Investment Income	.0268	.0506	.0261	.0188	.0280
Capital Changes
Net realized gain (loss) on investment transactions	.8647	.4174	(.0999)	(.6619)	(.5812)
Net change in unrealized appreciation (depreciation) on investments	.6037	.1877	1.8517	(.8691)	(.2203)
Net Increase (Decrease) in Accumulation Unit Value	1.4952	.6557	1.7779	(1.5122)	(.7735)
Accumulation Unit Value
Beginning of year	7.5232	6.8675	5.0896	6.6018	7.3753
End of year	$9.0184	$7.5232	$6.8675	$5.0896	$6.6018
Total Return**	19.87%	9.55%	34.93%	(22.91)%	(10.49)%
Ratio of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income To Average Net Assets***	.32%	.72%	.45%	.33%	.40%
Portfolio Turnover Rate	51%	62%	63%	70%	79%
Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted)	33,107	36,252	39,109	41,632	44,444

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***	These calculations exclude Prudential’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-10

Note 1:	General

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established on March 1, 1982 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital. The Account’s investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Accounts’ Committee Members approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Investments in mutual funds are valued at their net asset value.

Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income and realized and unrealized gain or losses (other than administrative fees) are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes:    The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in VCA-10, is charged to the Account. Up to three quarters of the charge (0.75%) paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by canceling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years. For the years ended December 31, 2005 and December 31, 2004, Prudential has advised the Account that it has received deferred sales charges of $5,235 and $4,171 respectively, imposed upon certain withdrawals from the Account.

Note 4:	Purchases and Sales of Portfolio Securities

For the year ended December 31, 2005, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $146,791,267 and $141,308,287, respectively.

Investment in the Core Fund:    The Account invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2005, the Account earned $95,963, by investing its excess cash in the Series.

Note 5:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2005 and December 31, 2004, respectively, are as follows:

	Year Ended December 31,
	2005	2004
Units issued	1,680,744	1,829,366
Units redeemed	(4,826,080)	(4,686,356)
Net decrease	(3,145,336)	(2,856,990)

Note 6:	Net Increase (Decrease) In Net Assets Resulting from Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) Prudential’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 7:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2005, $730,928 in participant loans were withdrawn from VCA-10 and $403,910 of principal and interest was repaid to VCA-10. For the year ended December 31, 2004, $692,692 in participant loans were withdrawn from VCA-10 and $445,537 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2005, Prudential has advised the Account that it received $5,712 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Committee And Participants Of

The Prudential Variable Contract Account-10:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-10 (the “Account”), as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 24, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2006

The Prudential Series Fund

The following pages represent information on The Prudential Series Fund Portfolios. Returns are at the Portfolio level, not at the Subaccount level.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of The Prudential Series Fund (the “Fund”). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant’s behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts’ or Portfolios’ objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of The Prudential Series Fund which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Fees and Expenses (Unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2005	Ending Portfolio Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Conservative Balanced (Class I)	Actual	$1,000.00	$1,031.40	0.57%	$2.92
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

Diversified Bond (Class I)	Actual	$1,000.00	$1,003.50	0.46%	$2.32
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

Equity (Class I)	Actual	$1,000.00	$1,113.50	0.46%	$2.45
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

Equity (Class II)	Actual	$1,000.00	$1,110.90	0.86%	$4.58
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

Flexible Managed (Class I)	Actual	$1,000.00	$1,038.00	0.63%	$3.24
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Global (Class I)	Actual	$1,000.00	$1,171.20	0.81%	$4.43
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

Government Income (Class I)	Actual	$1,000.00	$997.00	0.49%	$2.47
	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50

High Yield (Class I)	Actual	$1,000.00	$1,022.30	0.58%	$2.96
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2005	Ending Portfolio Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Jennison (Class I)	Actual	$1,000.00	$1,139.00	0.63%	$3.40
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Jennison (Class II)	Actual	$1,000.00	$1,135.80	1.03%	$5.54
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

Money Market (Class I)	Actual	$1,000.00	$1,016.50	0.45%	$2.29
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29

Natural Resources (Class I)	Actual	$1,000.00	$1,328.90	0.48%	$2.82
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45

Natural Resources (Class II)	Actual	$1,000.00	$1,326.30	0.88%	$5.16
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Small Capitalization (Class I)	Actual	$1,000.00	$1,055.50	0.45%	$2.33
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29

Stock Index (Class I)	Actual	$1,000.00	$1,056.10	0.38%	$1.97
	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94

Value (Class I)	Actual	$1,000.00	$1,118.80	0.43%	$2.30
	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19

Value (Class II)	Actual	$1,000.00	$1,116.80	0.83%	$4.43
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2005 (to reflect the six-month period).

The Prudential Series Fund, Conservative Balanced Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Conservative Balanced Portfolio	3.43%	3.43%	6.02%
S&P 500 Index	4.91	0.54	9.07
Conservative Balanced Custom Blend Index	3.82	3.15	7.71
Lipper (VIP) Balanced Funds Avg.	4.78	3.33	7.47

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Conservative Balanced Portfolio had a total return that was generally in line with its Blend Index (50% stock, 40% bond, 10% cash) and trailed the average return of its peer group.

Asset allocation decisions had a mixed impact. An overweight in stocks compared with the Portfolio’s benchmark helped its return as stocks outperformed bonds. However, a consistent underweighting in cash (very short-term securities) detracted from performance as it had a higher return for the year than the overall bond market.

The Portfolio’s stock holdings are managed as an index fund, with performance characteristics similar to those of the S&P 500 Index, while its bond holdings are more actively managed. Active management of the bond holdings added to performance in 2005 because the Portfolio was positioned to benefit when the yield curve flattened (long and short-term interest rates converged). In 2005, rates of short-term securities rose steadily while long-term rates were static.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Diversified Bond Portfolio	3.28%	6.07%	5.91%
Lehman Brothers U.S Aggregate Bond Index	2.43	5.87	6.16
Lipper VP Investment Grade Debt Funds Avg.	1.99	5.60	5.62

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Diversified Bond Portfolio had a total return that was above its benchmark index and the average of its peer group.

Considering the challenges facing the U.S. fixed income market in 2005, it did well to generate a modest positive return for the year. A more favorable investment environment for emerging-market bonds helped these debt securities provide a solid return in 2005. The Portfolio’s exposure to emerging-market bonds was among the key factors that benefited its performance.

A strong global economic expansion, the search for attractive yields in the global low-interest-rate environment, and rising prices for commodities and crude oil helped boost emerging-market bond prices. A considerable allocation to bonds of Brazil, the Philippines, and oil producer Russia enhanced the Portfolio’s return.

In the United States, the bond market had to contend with a trend toward higher short-term interest rates as the Federal Reserve continued its campaign to reduce excess monetary stimulus in the economy. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was raised 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005. Shorter-term bonds are the most sensitive to changes in the federal funds rate. Therefore yields on shorter-term bond yields rose sharply. Longer-term bond yields largely reflect inflation expectations in the economy, and because inflationary pressures were largely contained, their yields fluctuated in a range rather than move sharply higher. Consequently, the yield curve flattened considerably in 2005. Longer-term bonds also performed better than shorter-term bonds as bond prices move in the opposite direction of their yields. Because the asset manager anticipated the flattening of the yield curve, the Portfolio benefited from its position on the longer end of the yield curve.

An emphasis on corporate bonds, particularly high yield bonds, aided the Portfolio’s relative performance, as did favorable security selection among corporate debt securities. Bonds of Sumitomo Mitsui Banking Corp. did well, reflecting the strengthening Japanese economy. Other solid performers included bonds of Qwest, Lubrizol, and FirstEnergy. Stiff competition from foreign investors and high labor costs hurt General Motors Corp. (GM) and Ford Motor Co. and led to their bonds being lowered from investment grade to speculative grade by major rating agencies. Here again, favorable security selection helped the Portfolio’s relative performance. It largely held short- and intermediate-term bonds of the financial subsidiaries of GM and Ford that performed better than their parent companies’ longer-term bonds. Meanwhile, some corporate bonds held by the Portfolio detracted from its return. Bonds of Georgia-Pacific Corp. came under pressure as purchase of the firm by Koch Industries Inc. required Georgia-Pacific to take on a large amount of debt to finance the deal. Similarly, bonds of SunGard Data Systems Inc. suffered because a group of private equity firms bought the company in a leveraged buyout that required SunGard to take on considerable debt.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio

Subadvised by:  Jennison Associates LLC, Salomon Brothers Asset Management Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Equity Portfolio: Class I	11.47%	2.16%	7.64%	11.49%
Equity Portfolio: Class II	11.04	1.75	N/A	1.64
S&P 500 Index	4.91	0.54	9.07	12.26
Russell 1000® Index	6.27	1.07	9.29	12.23
Lipper Large-Cap Core Funds Avg.	5.77	-0.48	7.27	10.51

Portfolio (Class I) inception: 5/13/1983. Portfolio (Class II) inception: 5/4/1999.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

For the year ended December 31, 2005, the Equity Portfolio had a total return that was substantially higher than its benchmarks and substantially above the average return of its peer group.

Half of the Portfolio was managed by Jennison Associates, a unit of Prudential Investment Management. Until December 5, 2005, the remaining half was split between Salomon Brothers Asset Management and GE Asset Management. After that date, the remaining half was managed entirely by Salomon Brothers. The Portfolio’s outperformance of the Russell 1000® Index was primarily due to Jennison’s stock selection and to the sector emphases of the Jennison and Salomon Brothers components. Jennison’s stock selections outperformed the sector components of the benchmark in the energy, technology, basic materials, and healthcare sectors. The overall Portfolio benefited from overweights compared with the benchmark in the energy, basic materials, and healthcare sectors and an underweight in the poor-performing consumer services sector.

Certain general characteristics of the Portfolio’s holdings, taken together, also helped its return, although not as much as the factors already mentioned. It had more exposure to stocks of companies whose earnings and/or share prices had recently been accelerating and lower exposure to companies that pay dividends. Both of these characteristics were rewarded in 2005’s markets. They more than offset the negative impact of an overweight in securities having growth characteristics in a market that generally favored value stocks.

The Portfolio also was hurt somewhat by Jennison’s holdings’ above-average sensitivity to overall market movements. This hurt the Portfolio’s performance, particularly in the declining markets of January, March, April, August, and October.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Flexible Managed Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Flexible Managed Portfolio	4.16%	3.28%	6.31%
S&P 500 Index	4.91	0.54	9.07
Flexible Managed Custom Blended Index	4.03	2.80	8.12
Lipper (VIP) Flexible Portfolio Funds Avg.	4.88	3.40	7.89

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Flexible Managed Portfolio had a total return that was slightly above its Blend Index (60% stocks, 35% bonds, 5% cash) and below the average of its peer group.

Asset allocation added to the Portfolio’s return. Its overweight in stocks compared with its benchmark added to return as stocks outperformed bonds. The impact was augmented by the stock portfolio’s performance, which was better than its performance target. The bond holdings also beat their performance target as they were positioned to benefit from a flattening yield curve (the convergence of long-term and short-term interest rates). The yield curve flattened significantly over the course of the year.

However, the overall Portfolio was underweighted in cash (very short-term securities) compared with its benchmark. This detracted from its performance as the yield of cash instruments rose steadily through the year and their return over the reporting period was higher than that of the overall bond market.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio

Subadvised by:  William Blair & Company LLC, LSV Asset Management, Marsico Capital Management, LLC, T. Rowe Price International, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Global Portfolio	16.06%	1.01%	7.47%
MSCI World Index	9.49	2.18	7.04
Lipper (VIP) Global Growth Funds Avg.	12.92	2.88	9.22

Portfolio inception: 9/19/1988.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Global Portfolio had a total return that was substantially higher than its benchmark and also above the average of its peer group. Jennison Associates LLC managed the Portfolio until December 16, 2005, and was responsible for most of its performance.

Stock selection was strong across a substantial part of the Portfolio. It outperformed its benchmark in the consumer discretionary, financials, healthcare, and financials sectors. Selection was strongest in the United States, but the Portfolio also did quite well in Canada and Japan. The Portfolio benefited marginally from underweighting the United States, which trailed other markets significantly, and overweighting the strong Japan and Switzerland markets.

Sector weightings were less successful, detracting modestly from results. A small underweight in the utilities sector and overweight in technology hurt performance, although technology rebounded in the fourth quarter of the year. These detracting emphases were mostly offset by an overweight in the materials sector and are underweight in the consumer discretionary sector.

On December 16, 2005, the Portfolio was changed to a structure using four specialist asset managers. Marsico Capital management manages its large-cap domestic growth stocks; T. Rowe Price manages its large-cap domestic value stocks; William Blair & Company manages its international growth stocks; and LSV Asset Management manages its international value stocks. Each firm manages approximately a quarter of the Portfolio’s assets.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Government Income Portfolio	2.51%	5.57%	5.81%
Lehman Brothers Govt. Bond Index	2.65	5.39	5.94
Lipper (VIP) General U.S. Govt. Funds Avg.	2.32	5.32	5.44

Portfolio inception: 5/1/1989.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Government Income Portfolio had a total return that was slightly below its benchmark index but slightly above the average of its peer group.

The modest return of the U.S. government bond market in 2005 reflected a challenging investment environment dominated by a trend toward rising short-term interest rates. To prevent the U.S. economy from growing too fast and fueling higher inflation, the Federal Reserve continued its latest campaign to boost short-term rates. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased by quarter-point increments 13 times, from 1.00% to 4.25%. Eight increases occurred in 2005.

Shorter-term bond yields are the most sensitive to changes in the federal funds rate. Therefore yields on shorter-term bonds rose sharply. Longer-term bond yields largely reflect inflation expectations in the economy, and because inflationary pressures were largely contained, their yields fluctuated in a range rather than move sharply higher. Consequently, the yield curve flattened considerably in 2005. Longer-term bonds also performed better than shorter-term bonds as bond prices move in the opposite direction of their yields. Because the asset manager anticipated the flattening of the yield curve, the Portfolio benefited from its position on the longer end of the yield curve.

The Portfolio favored high-quality bonds that provided more attractive yields than U.S. Treasury securities. The Portfolio had an overweight exposure to federal agency securities that was larger than its allocation to Treasurys. The federal agency securities sector weathered negative news about accounting irregularities at the Federal National Mortgage Association (Fannie Mae). The sector largely shrugged off this development as prospects for increased regulatory oversight, improving agency balance sheets, and a reduced supply of newly issued securities helped boost investor confidence in the sector.

For the year, mortgage-backed securities underperformed Treasurys, and the Portfolio’s overweight exposure to the mortgage-backed sector detracted from its performance. This, however, was largely offset by the asset manager’s favorable security selection, which included securities backed by commercial mortgages and securities backed by pools of residential mortgages with characteristics that helped these securities perform well in the current market environment.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio

Subadvised by:  Quantitative Management Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Stock Index Portfolio	4.54%	0.25%	8.79%
S&P 500 Index	4.91	0.54	9.07
Lipper (VIP) S&P 500 Index Objective Funds Avg.	4.52	0.16	8.74

Portfolio inception: 10/19/1987.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Stock Index Portfolio had a total return, after expenses, that was generally in line with the Index and with the average of its peer group. It was managed in a style designed to reproduce the performance profile of the Index.

The Index return was considerably below its long-term average. Although it spent much of the year within a narrow range, market character changed significantly in the fourth quarter. The energy and utilities sectors were far ahead at the end of September, but then fell sharply. The materials, financials, and industrials sectors were fourth-quarter market leaders, but were in the red at the three-quarter mark.

Almost all sectors included substantial winners and losers over the full year. In the consumer discretionary sector, both GM and Ford fell dramatically, but DaimlerChrysler had a double-digit total return. Although publishing stocks generally fell substantially, McGraw-Hill’s return was in the mid-double digits. The financials sector included strong performances by life & health insurers as well as steep falls by mortgage finance companies and smaller declines by diversified and regional banks. The pharmaceutical industry, which makes up about half the healthcare sector, fell on concerns about drug pipelines, blockbuster drugs coming off patent, and legal liabilities after the withdrawal of Vioxx from the market. However, most industries in the sector had high returns, particularly HMOs.

Among industrials, human resource & employment services, railroads, and aerospace & defense stocks were strong, but some large conglomerates as well as companies sensitive to fuel costs, such as airfreight and airlines, declined. The information technology sector was very mixed. Apple Computer more than doubled in price and Hewlett-Packard surged while Gateway halved in value and Dell fell substantially. Many semiconductor-related companies had good returns. In communications equipment, firms that sell infrastructure declined substantially, but Motorola was among the market leaders on strong sales of its wireless handsets.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $261,257,394:
Unaffiliated investments (cost $2,407,278,671)	$2,557,877,983
Affiliated investments (cost $556,186,188)	556,179,503
Cash	68,311
Receivable for investments sold	91,241,360
Dividends and interest receivable	10,440,131
Receivable for capital stock sold	929,857
Prepaid expenses	71,419

Total Assets	3,216,808,564

LIABILITIES
Collateral for securities on loan	271,066,668
Payable for investments purchased	192,795,325
Management fee payable	1,294,013
Payable for capital stock repurchased	1,223,502
Accrued expenses and other liabilities	498,756
Due to broker—variation margin	129,841
Outstanding options written (premiums received $32,695)	7,363
Transfer agent fee payable	158

Total Liabilities	467,015,626

NET ASSETS	$2,749,792,938

Net assets were comprised of:
Common stock, at $0.01 par value	$1,822,453
Paid-in capital in excess of par	2,545,535,082

2,547,357,535
Undistributed net investment income	69,851,558
Accumulated net realized loss on investments	(18,382,356)
Net unrealized appreciation on investments	150,966,201

Net assets, December 31, 2005	$2,749,792,938

Net asset value and redemption price per share, $2,749,792,938 / 182,245,305 outstanding shares of common stock (authorized 525,000,000 shares)	$15.09

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$42,870,688
Unaffiliated dividend income (net of foreign withholding taxes of $14,138)	34,090,845
Affiliated dividend income	7,100,025
Affiliated income from securities loaned, net	580,653

84,642,211

EXPENSES
Management fee	15,374,476
Custodian’s fees and expenses	482,000
Shareholders’ reports	110,000
Insurance expenses	85,000
Directors’ fees	48,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	17,000
Legal fees and expenses	12,000
Transfer agent’s fee and expenses (including affiliated expense of $1,800) (Note 4)	2,000
Miscellaneous	12,050

Total expenses	16,162,526
Less: custodian fee credit	(2,896)

Net expenses	16,159,630

NET INVESTMENT INCOME	68,482,581

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(16,216,011)
Futures	1,588,661
Options written	9,120

(14,618,230)

Net change in unrealized appreciation (depreciation) on:
Investments	40,733,804
Futures	(1,167,481)
Options written	25,332

39,591,655

NET GAIN ON INVESTMENTS	24,973,425

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,456,006

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$68,482,581	$64,495,046
Net realized gain (loss) on investments	(14,618,230)	34,664,562
Net change in unrealized appreciation (depreciation) on investments	39,591,655	120,028,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	93,456,006	219,187,855

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(65,771,642)	(55,941,153)
Distributions from net realized capital gains	(28,275,553)	(16,740,774)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(94,047,195)	(72,681,927)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,034,058 and 2,640,900 shares, respectively]	30,062,884	37,781,509
Capital stock issued in reinvestment of dividends and distributions [6,595,175 and 5,151,093 shares, respectively]	94,047,195	72,681,927
Capital stock repurchased [18,072,236 and 17,999,367 shares, respectively]	(267,289,008)	(258,377,816)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(143,178,929)	(147,914,380)

TOTAL DECREASE IN NET ASSETS	(143,770,118)	(1,408,452)
NET ASSETS:
Beginning of year	2,893,563,056	2,894,971,508

End of year (a)	$2,749,792,938	$2,893,563,056

(a) Includes undistributed net investment income of:	$69,851,558	$65,771,642

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $115,342,737:
Unaffiliated investments (cost $1,207,395,338)	$1,206,551,530
Affiliated investments (cost $236,170,881)	236,165,646
Foreign currency, at value (cost $247,636)	247,603
Receivable for investments sold	42,884,019
Interest receivable	11,404,710
Unrealized appreciation on forward foreign currency contracts	720,708
Unrealized appreciation on swaps	709,204
Prepaid expenses	45,204
Receivable for capital stock sold	30,140

Total Assets	1,498,758,764

LIABILITIES
Payable for investments purchased	146,852,727
Collateral for securities on loan	118,044,608
Payable for capital stock repurchased	1,980,675
Management fee payable	445,609
Accrued expenses and other liabilities	386,008
Unrealized depreciation on forward foreign currency contracts	199,873
Payable to custodian	168,222
Outstanding options written (premiums received $68,013)	15,319
Deferred directors’ fees	7,911
Unrealized depreciation on swaps	6,894
Due to broker—variation margin	4,717
Transfer agent fee payable	218

Total Liabilities	268,112,781

NET ASSETS	$1,230,645,983

Net assets were comprised of:
Common stock, at $0.01 par value	$1,123,114
Paid-in capital in excess of par	1,220,942,697

1,222,065,811
Distributions in excess of net investment income	(1,572,811)
Accumulated net realized gain on investments	8,729,268
Net unrealized appreciation on investments and foreign currencies	1,423,715

Net assets, December 31, 2005	$1,230,645,983

Net asset value and redemption price per share, $1,230,645,983 / 112,311,406 outstanding shares of common stock (authorized 275,000,000 shares)	$10.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $17,276)	$61,169,113
Affiliated dividend income	2,720,333
Affiliated income from securities loaned, net	253,453

64,142,899

EXPENSES
Management fees	4,870,124
Custodian’s fees and expenses	285,000
Shareholders’ reports	250,000
Insurance expenses	40,000
Directors’ fees	39,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	15,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $2,500) (Note 4)	2,500
Miscellaneous	7,028

Total expenses	5,538,652
Less: custodian fee credit	(6,551)

Net expenses	5,532,101

NET INVESTMENT INCOME	58,610,798

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	4,267,073
Futures transactions	5,388,658
Written options	19,241
Swaps	(526,190)
Foreign currency transactions	(1,920)

9,146,862

Net change in unrealized appreciation (depreciation) on:
Investments	(29,959,547)
Futures	(126,605)
Swaps	384,851
Written options	52,694
Foreign currencies	1,021,566

(28,627,041)

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(19,480,179)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,130,619

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$58,610,798	$62,388,239
Net realized gain on investments and foreign currencies	9,146,862	23,636,787
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(28,627,041)	(12,479,909)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,130,619	73,545,117

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(64,066,702)	(59,934,775)
Distributions from net realized capital gains	(8,967,165)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(73,033,867)	(59,934,775)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [13,510,338 and 4,067,619 shares, respectively]	149,284,047	45,699,435
Capital stock issued in reinvestment of dividends and distributions [6,639,907 and 5,347,081 shares, respectively]	73,033,867	59,934,775
Capital stock repurchased [21,634,412 and 22,539,459 shares, respectively]	(241,438,250)	(253,550,802)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(19,120,336)	(147,916,592)

TOTAL DECREASE IN NET ASSETS	(53,023,584)	(134,306,250)
NET ASSETS:
Beginning of year	1,283,669,567	1,417,975,817

End of year (a)	$1,230,645,983	$1,283,669,567

(a) Includes undistributed net investment income of:	$—	$4,711,091

SEE NOTES TO FINANCIAL STATEMENTS.

A2

EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $573,434,139:
Unaffiliated investments (cost $3,502,883,700)	$4,205,330,097
Affiliated investments (cost $672,787,774)	672,787,774
Receivable for investments sold	18,053,981
Dividends and interest receivable	5,182,711
Prepaid expenses	125,993
Tax reclaim receivable	47,267

Total Assets	4,901,527,823

LIABILITIES
Collateral for securities on loan	596,781,337
Payable for investments purchased	15,237,166
Management fee payable	1,720,689
Payable for capital stock repurchased	805,401
Accrued expenses and other liabilities	793,169
Payable to custodian	245,540
Deferred directors’ fees	2,118
Transfer agent fee payable	883
Administration fee payable	654
Distribution fee payable	172

Total Liabilities	615,587,129

NET ASSETS	$4,285,940,694

Net assets were comprised of:
Common stock, at $0.01 par value	$1,739,584
Paid-in capital in excess of par	3,949,878,418

3,951,618,002
Undistributed net investment income	2,150,120
Accumulated net realized loss on investments	(370,273,744)
Net unrealized appreciation on investments and foreign currencies	702,446,316

Net assets, December 31, 2005	$4,285,940,694

Class I:
Net asset value and redemption price per share, $4,283,885,351 / 173,875,150 outstanding shares of common stock (authorized 525,000,000 shares)	$24.64

Class II:
Net asset value and redemption price per share, $2,055,343 / 83,249 outstanding shares of common stock (authorized 50,000,000 shares)	$24.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $708,767)	$58,216,117
Affiliated dividend income	2,133,551
Affiliated income from securities lending, net	371,263
Interest	40,506

60,761,437

EXPENSES
Management fee	18,375,266
Distribution fee—Class II	3,501
Administration fee—Class II	2,101
Custodian fees and expenses	457,000
Shareholders’ reports	280,000
Directors’ fees	73,000
Insurance expenses	71,000
Legal fees and expenses	50,000
Audit fee	25,000
Commitment fee on syndicated credit agreement	17,000
Transfer agent’s fee and expenses (including affiliated expense of $5,200) (Note 4)	8,000
Loan interest expense (Note 8)	1,097
Miscellaneous	16,667

Total expenses	19,379,632
Less: custodian fee credit	(17,915)

Net expenses	19,361,717

NET INVESTMENT INCOME	41,399,720

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	424,140,001
Futures transactions	(103,744)
Foreign currency transactions	(151,673)

423,884,584

Net change in unrealized appreciation (depreciation) on:
Investments	(16,878,993)
Futures	4,950
Foreign currencies	(1,050)

(16,875,093)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	407,009,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$448,409,211

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$41,399,720	$51,028,928
Net realized gain on investments and foreign currencies	423,884,584	137,366,918
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,875,093)	188,905,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	448,409,211	377,301,098

DIVIDENDS:
Dividends from net investment income
Class I	(39,989,141)	(50,405,570)
Class II	(9,415)	(9,198)

TOTAL DIVIDENDS	(39,998,556)	(50,414,768)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [3,037,919 and 4,902,308 shares, respectively]	69,318,202	102,414,548
Capital stock issued in reinvestment of dividends [1,608,907 and 2,300,828 shares, respectively]	39,998,556	50,414,768
Net asset value of shares issued in merger [1,320,590 and 0 shares, respectively]	28,041,417	—
Capital stock repurchased [17,423,309 and 17,031,464 shares, respectively]	(396,681,659)	(356,013,098)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(259,323,484)	(203,183,782)

TOTAL INCREASE IN NET ASSETS	149,087,171	123,702,548
NET ASSETS:
Beginning of year	4,136,853,523	4,013,150,975

End of year (a)	$4,285,940,694	$4,136,853,523

(a) Includes undistributed net investment income of	$2,150,120	$900,629

SEE NOTES TO FINANCIAL STATEMENTS.

A3

FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $319,608,525:
Unaffiliated Investments (cost $3,138,178,593)	$3,361,008,562
Affiliated Investments (cost $672,020,359)	672,014,481
Cash	3,237,540
Dividends and interest receivable	11,747,751
Receivable for investments sold	8,210,565
Receivable for capital stock sold	242,045
Prepaid expenses	88,968

Total Assets	4,056,549,912

LIABILITIES
Collateral for securities on loan	333,010,724
Payable for investments purchased	175,798,120
Management fee payable	1,822,766
Payable for capital stock repurchased	1,115,938
Accrued expenses and other liabilities	792,356
Due to broker—variation margin	74,991
Outstanding options written (premiums received $25,846)	5,819
Transfer agent fee payable	154

Total Liabilities	512,620,868

NET ASSETS	$3,543,929,044

Net assets were comprised of:
Common stock, at par	$2,093,910
Paid-in capital in excess of par	3,219,178,955

3,221,272,865
Undistributed net investment income	70,753,332
Accumulated net realized gain on investments	28,335,103
Net unrealized appreciation on investments	223,567,744

Net assets December 31, 2005	$3,543,929,044

Net asset value and redemption price per share $3,543,929,044 / 209,390,951 outstanding shares of common stock (authorized 600,000,000 shares)	$16.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $4,063)	$42,447,988
Interest	40,268,336
Affiliated dividend income	8,608,058
Affiliated income from securities loaned, net	947,805

92,272,187

EXPENSES
Management fee	21,440,131
Custodian’s fees and expenses	541,000
Shareholders’ Reports	279,000
Insurance expenses	111,000
Directors’ fees	58,000
Commitment fee on syndicated credit agreement	36,000
Audit fee	26,000
Legal fees and expenses	12,000
Loan interest expense (Note 8)	11,000
Transfer agent’s fee and expenses (including affiliated expense of $1,800) (Note 4)	2,000
Miscellaneous	922

Total expenses	22,517,053
Less: custodian fee credit	(6,794)

Net expenses	22,510,259

NET INVESTMENT INCOME	69,761,928

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	186,606,894
Written options transactions	7,210
Futures transactions	1,383,923

187,998,027

Net change in unrealized appreciation (depreciation) on:
Investments	(113,485,790)
Written options	20,027
Futures	(2,933,593)

(116,399,356)

NET GAIN ON INVESTMENTS	71,598,671

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$141,360,599

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$69,761,928	$67,692,398
Net realized gain on investments	187,998,027	277,834,444
Net change in unrealized appreciation (depreciation) on investments	(116,399,356)	37,872,941

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	141,360,599	383,399,783

DIVIDENDS:
Dividends from net investment income	(68,680,004)	(52,897,054)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,131,903 and 2,576,492 shares, respectively]	35,053,816	39,870,970
Capital stock issued in reinvestment of dividends and distributions [4,311,362 and 3,496,170 shares, respectively]	68,680,004	52,897,054
Capital stock repurchased [31,247,534 and 15,095,754 shares, respectively]	(515,965,873)	(233,366,733)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(412,232,053)	(140,598,709)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(339,551,458)	189,904,020
NET ASSETS:
Beginning of year	3,883,480,502	3,693,576,482

End of year (a)	$3,543,929,044	$3,883,480,502

(a) Includes undistributed net investment income of:	$70,753,332	$68,680,004

SEE NOTES TO FINANCIAL STATEMENTS.

A4

GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value
Unaffiliated investments (cost $733,368,638)	$771,237,035
Affiliated investments (cost $41,184,673)	41,184,673
Cash	3,683,340
Foreign currency, at value (cost $13,801,068)	13,871,437
Dividends and interest receivable	778,291
Receivable for investments sold	532,664
Receivable for capital stock sold	240,176
Foreign tax reclaim receivable	100,533
Prepaid expenses	38,998
Due from broker—margin variation	22,031

Total Assets	831,689,178

LIABILITIES
Payable for investments purchased	16,526,947
Management fee payable	517,038
Accrued expenses and other liabilities	301,211
Payable for capital stock repurchased	203,728
Transfer agent fee payable	409

Total Liabilities	17,549,333

NET ASSETS	$814,139,845

Net assets were comprised of:
Common stock, at $.01 par value	$429,437
Paid-in capital in excess of par	822,097,574

822,527,011
Undistributed net investment income	4,677,915
Accumulated net realized loss on investments	(50,846,431)
Net unrealized appreciation on investments futures and foreign currencies	37,781,350

Net assets, December 31, 2005	$814,139,845

Net asset value and redemption price per share, $814,139,845 / 42,943,692 outstanding shares of common stock (authorized 125,000,000 shares)	$18.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $849,563)	$11,239,721
Affiliated dividend income	285,505
Affiliated income from securities loaned, net	209,732
Interest	6,089

11,741,047

EXPENSES
Management fee	5,523,966
Custodian’s fees and expenses	352,000
Shareholders’ reports	76,000
Insurance expenses	20,000
Directors’ fees	20,000
Audit fee	15,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	6,000
Transfer agent’s fee and expenses (including affiliated expense of $4,800) (Note 4)	4,800
Miscellaneous	20,143

Total expenses	6,045,909
Less: custodian fee credit	(1,383)

Net expenses	6,044,526

NET INVESTMENT INCOME	5,696,521

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	173,555,188
Foreign currencies	(1,027,248)

172,527,940

Net change in unrealized appreciation (depreciation) on:
Investments	(64,129,593)
Futures	(159,503)
Foreign currencies	(225,604)

(64,514,700)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	108,013,240

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$113,709,761

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,696,521	$4,416,437
Net realized gain on investment and foreign currency transactions	172,527,940	49,426,072
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(64,514,700)	6,753,293

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	113,709,761	60,595,802

DIVIDENDS:
Dividends from net investment income	(4,467,100)	(6,503,370)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [5,440,330 and 4,388,836 shares, respectively]	90,659,307	67,022,905
Capital stock issued in reinvestment of dividends and distributions [279,893 and 428,700 shares, respectively]	4,467,100	6,503,370
Capital stock repurchased [4,829,904 and 6,721,998 shares, respectively]	(81,315,937)	(102,162,355)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	13,810,470	(28,636,080)

TOTAL INCREASE IN NET ASSETS	123,053,131	25,456,352
NET ASSETS:
Beginning of year	691,086,714	665,630,362

End of year (a)	$814,139,845	$691,086,714

(a) Includes undistributed net investment income of:	$4,677,915	$4,450,477

SEE NOTES TO FINANCIAL STATEMENTS.

A5

GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $6,681,354:
Unaffiliated investments (cost $359,198,917)	$357,307,863
Affiliated investments (cost $67,117,053)	67,114,555
Receivable for investments sold	16,653,342
Interest receivable	2,808,136
Receivable for capital stock sold	434,133
Unrealized appreciation on swaps	132,959
Prepaid expenses	15,328
Due from broker—variation margin	6,092

Total Assets	444,472,408

LIABILITIES
Payable for investments purchased	58,869,212
Collateral for securities on loan	6,829,733
Payable for capital stock repurchased	309,210
Management fee payable	128,606
Accrued expenses and other liabilities	109,549
Payable to custodian	55,045
Outstanding option written (premium received $22,688)	5,106
Deferred directors’ fees	3,418
Transfer agent fee payable	180

Total Liabilities	66,310,059

NET ASSETS	$378,162,349

Net assets were comprised of:
Common stock, at $0.01 par value	$331,576
Paid-in capital in excess of par	382,123,227

382,454,803
Undistributed net investment income	1,093,680
Accumulated net realized loss on investments	(3,876,034)
Net unrealized depreciation on investments	(1,510,100)

Net assets, December 31, 2005	$378,162,349

Net asset value and redemption price per share, $378,162,349 / 33,157,614 outstanding shares of common stock (authorized 100,000,000 shares)	$11.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$15,973,884
Affiliated dividend income	2,437,713
Affiliated income from securities loaned, net	89,911

18,501,508

EXPENSES
Management fee	1,598,279
Custodian’s fees and expenses	150,000
Shareholders’ reports	63,000
Audit fee	20,000
Directors’ fees	16,000
Insurance expenses	13,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	3,000
Transfer agent’s fee and expenses (including affiliated expense of $1,200) (Note 4)	1,200
Miscellaneous	7,098

Total expenses	1,881,577
Less: custodian fee credit	(4,436)

Net expenses	1,877,141

NET INVESTMENT INCOME	16,624,367

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(962,945)
Futures transactions	1,356,776
Interest rate swaps	(174,961)
Options written	6,377

225,247

Net change in unrealized appreciation (depreciation) on:
Investments	(6,904,689)
Futures	96,201
Swaps	132,959
Options written	17,582

(6,657,947)

NET LOSS ON INVESTMENTS	(6,432,700)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,191,667

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$16,624,367	$17,626,356
Net realized gain (loss) on investments	225,247	(1,822,628)
Net change in unrealized appreciation (depreciation) on investments	(6,657,947)	(2,660,780)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,191,667	13,142,948

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(18,278,784)	(17,811,600)
Distributions from net realized capital gains	—	(5,359,384)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(18,278,784)	(23,170,984)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,193,333 and 1,721,076 shares, respectively]	13,825,736	20,315,715
Capital stock issued in reinvestment of dividends and distributions [1,593,500 and 1,976,013 shares, respectively]	18,278,784	23,170,984
Capital stock repurchased [5,694,737 and 6,350,224 shares, respectively]	(66,011,678)	(74,818,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(33,907,158)	(31,331,742)

TOTAL DECREASE IN NET ASSETS	(41,994,275)	(41,359,778)
NET ASSETS:
Beginning of year	420,156,624	461,516,402

End of year (a)	$378,162,349	$420,156,624

(a) Includes undistributed net investment income of:	$1,093,680	$2,209,085

SEE NOTES TO FINANCIAL STATEMENTS.

A6

STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $301,146,620:
Unaffiliated investments (cost $2,228,987,120)	$3,153,585,869
Affiliated investments (cost $371,767,830)	371,767,830
Cash	1,324,185
Dividends receivable	4,285,863
Receivable for investments sold	1,605,721
Prepaid expenses	79,806
Receivable for capital stock sold	56,906

Total Assets	3,532,706,180

LIABILITIES
Collateral for securities on loan	315,379,940
Payable for investments purchased	1,492,469
Payable for capital stock repurchased	1,222,599
Management fee payable	966,414
Accrued expenses	625,352
Due to broker—variation margin	274,275
Transfer agent fee payable	1,059

Total Liabilities	319,962,108

NET ASSETS	$3,212,744,072

Net assets were comprised of:
Common stock, at $0.01 par value	$1,022,939
Paid-in capital in excess of par	2,298,124,425

2,299,147,364
Undistributed net investment income	1,844,408
Accumulated net realized loss on investments	(11,892,036)
Net unrealized appreciation on investments	923,644,336

Net assets, December 31, 2005	$3,212,744,072

Net asset value and redemption price per share, $3,212,744,072 / 102,293,894 outstanding shares of common stock (authorized 275,000,000 shares)	$31.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income	$56,333,733
Affiliated dividend income	3,134,059
Affiliated income from securities loaned, net	589,588
Interest	172,369

60,229,749

EXPENSES
Management fee	11,110,301
Custodian’s fees and expenses	375,000
Shareholders’ reports	350,000
Insurance expenses	89,000
Directors’ fees	53,000
Commitment fee on syndicated credit agreement	24,000
Legal fees and expenses	15,000
Audit fee	15,000
Transfer agent’s fee and expenses (including affiliated expense of $5,300) (Note 4)	5,500
Miscellaneous	10,567

Total expenses	12,047,368
Less: custodian fee credit	(528)

Net expenses	12,046,840

NET INVESTMENT INCOME	48,182,909

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(12,429,838)
Futures transactions	2,343,274

(10,086,564)

Net change in unrealized appreciation (depreciation) on:
Investments	105,373,659
Futures	(1,525,701)

103,847,958

NET GAIN ON INVESTMENTS	93,761,394

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$141,944,303

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$48,182,909	$48,432,007
Net realized gain (loss) on investments	(10,086,564)	82,299,696
Net change in unrealized appreciation (depreciation) on investments	103,847,958	165,798,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	141,944,303	296,530,085

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(47,928,302)	(47,984,184)
Distributions from net realized capital gains	(80,427,226)	(50,558,478)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(128,355,528)	(98,542,662)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [10,979,065 and 9,453,913 shares, respectively]	339,642,147	278,172,758
Capital stock issued in reinvestment of dividends and distributions [4,228,580 and 3,317,515 shares, respectively]	128,355,528	98,542,662
Capital stock repurchased [11,826,004 and 14,255,340 shares, respectively]	(363,515,389)	(420,932,471)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	104,482,286	(44,217,051)

TOTAL INCREASE IN NET ASSETS	118,071,061	153,770,372
NET ASSETS:
Beginning of year	3,094,673,011	2,940,902,639

End of year (a)	$3,212,744,072	$3,094,673,011

(a) Includes undistributed net investment income of:	$1,844,408	$1,589,801

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 92.9%		Value (Note 2)
COMMON STOCKS — 57.5%	Shares
Aerospace & Defense — 1.3%
Boeing Co.	116,000	$8,147,840
General Dynamics Corp.	28,500	3,250,425
Goodrich Corp.	17,800	731,580
Honeywell International, Inc.	119,812	4,462,997
L-3 Communications Holdings, Inc.	17,200	1,278,820
Lockheed Martin Corp.	55,100	3,506,013
Northrop Grumman Corp.	50,562	3,039,282
Raytheon Co.	63,700	2,557,555
Rockwell Collins, Inc.	23,400	1,087,398
United Technologies Corp.	142,900	7,989,539

		36,051,449

Air Freight & Couriers — 0.6%
FedEx Corp.	43,800	4,528,482
Ryder System, Inc.	9,500	389,690
United Parcel Service, Inc.	159,400	11,978,910

		16,897,082

Airlines — 0.1%
Southwest Airlines Co.	94,100	1,546,063

Apparel — 0.2%
Coach, Inc.(a)	54,700	1,823,698
Jones Apparel Group, Inc.	15,600	479,232
Liz Claiborne, Inc.(b)	16,800	601,776
NIKE, Inc. (Class B)	26,300	2,282,577
Reebok International Ltd.	5,000	291,150

		5,478,433

Autos – Cars & Trucks — 0.3%
Cooper Tire & Rubber Co.	4,000	61,280
Dana Corp.	25,000	179,500
Ford Motor Co.(b)	266,895	2,060,430
General Motors Corp.(b)	77,791	1,510,701
Genuine Parts Co.	23,100	1,014,552
Goodyear Tire & Rubber Co. (The)(a)(b)	24,500	425,810
Johnson Controls, Inc.	28,000	2,041,480

		7,293,753

Banks & Savings & Loans — 3.7%
AmSouth Bancorp.(b)	44,900	1,176,829
Bank of America Corp.	572,766	26,433,150
Bank of New York Co., Inc. (The)	115,800	3,688,230
BB&T Corp.(b)	74,200	3,109,722
Comerica, Inc.	28,100	1,594,956
Compass Bancshares, Inc.	16,100	777,469
Fifth Third Bancorp	77,321	2,916,548
First Horizon National Corp.	17,000	653,480
Golden West Financial Corp.(b)	35,500	2,343,000
Huntington Bancshares, Inc.	28,536	677,730
KeyCorp	58,200	1,916,526
M&T Bank Corp.	11,200	1,221,360
Marshall & Ilsley Corp.	28,900	1,243,856
Mellon Financial Corp.	56,400	1,931,700
MGIC Investment Corp.	14,800	974,136
National City Corp.	81,400	2,732,598
North Fork Bancorporation, Inc.	65,200	1,783,872
Northern Trust Corp.(b)	24,000	1,243,680
PNC Financial Services Group, Inc.	40,600	2,510,298

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks & Savings & Loans (cont’d.)
Regions Financial Corp.	63,135	$2,156,692
Sovereign Bancorp, Inc.	54,900	1,186,938
SunTrust Banks, Inc.	51,000	3,710,760
U.S. Bancorp	263,485	7,875,567
Wachovia Corp.(b)	235,480	12,447,473
Wells Fargo & Co.	242,900	15,261,406
Zions Bancorp.	12,450	940,722

		102,508,698

Building Products — 0.1%
American Standard Cos., Inc.	26,700	1,066,665
Masco Corp.	62,800	1,895,932

		2,962,597

Chemicals — 0.9%
Air Products and Chemicals, Inc.	30,800	1,823,052
Ashland, Inc.	8,000	463,200
Dow Chemical Co. (The)	138,031	6,048,518
Du Pont E. I. de Nemours & Co.	128,920	5,479,100
Eastman Chemical Co.	11,400	588,126
Ecolab, Inc.(b)	25,300	917,631
Engelhard Corp.	18,100	545,715
Hercules, Inc.(a)	17,500	197,750
International Flavors & Fragrances, Inc.	12,200	408,700
Monsanto Co.	34,597	2,682,305
PPG Industries, Inc.	24,300	1,406,970
Praxair, Inc.	44,600	2,362,016
Rohm & Haas Co.	21,011	1,017,353
Sigma-Aldrich Corp.	10,100	639,229

		24,579,665

Commercial Services
Convergys Corp.(a)	22,000	348,700

Commercial Services & Supplies — 0.4%
Allied Waste Industries, Inc.(a)(b)	30,400	265,696
Avery Dennison Corp.	15,500	856,685
Cendant Corp.	146,600	2,528,850
Cintas Corp.(b)	18,500	761,830
Equifax, Inc.	17,200	653,944
Monster Worldwide, Inc.(a)(b)	18,000	734,760
Pitney Bowes, Inc.	33,400	1,411,150
Robert Half International, Inc.	22,200	841,158
RR Donnelley & Sons Co.	32,600	1,115,246
Waste Management, Inc.	79,642	2,417,135

		11,586,454

Communications Equipment — 1.6%
ADC Telecommunications, Inc.(a)	14,771	329,984
Andrew Corp.(a)	27,700	297,221
Avaya, Inc.(a)	65,970	703,900
CIENA Corp.(a)	64,000	190,080
Cisco Systems, Inc.(a)	892,300	15,276,176
Comverse Technology, Inc.(a)(b)	28,800	765,792
Corning, Inc.(a)	207,700	4,083,382
JDS Uniphase Corp.(a)	173,000	408,280
Lucent Technologies, Inc.(a)(b)	655,955	1,744,840
Motorola, Inc.	349,525	7,895,770
Qualcomm, Inc.	236,800	10,201,344

SEE NOTES TO FINANCIAL STATEMENTS.

B1

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Communications Equipment (cont’d.)
Scientific-Atlanta, Inc.(b)	21,800	$938,926
Tellabs, Inc.(a)	66,600	725,940

		43,561,635

Computer Services — 2.7%
Adobe Systems, Inc.	75,800	2,801,568
Affiliated Computer Services, Inc.(a)	17,600	1,041,568
Autodesk, Inc.(b)	32,600	1,400,170
Automatic Data Processing, Inc.	82,400	3,781,336
BMC Software, Inc.(a)	33,600	688,464
Citrix Systems, Inc.(a)(b)	22,800	656,184
Computer Associates International, Inc.	64,464	1,817,240
Computer Sciences Corp.(a)	26,300	1,331,832
Compuware Corp.(a)	59,000	529,230
Electronic Arts, Inc.(a)	40,200	2,102,862
Electronic Data Systems Corp.	70,700	1,699,628
EMC Corp.(a)	342,250	4,661,445
First Data Corp.	108,110	4,649,811
Fiserv, Inc.(a)	32,400	1,401,948
Intuit, Inc.(a)(b)	24,700	1,316,510
Mercury Interactive Corp.(a)	13,000	361,270
Microsoft Corp.	1,294,700	33,856,405
Novell, Inc.(a)	41,200	363,796
Oracle Corp.(a)	536,800	6,554,328
Parametric Technology Corp.(a)	41,200	251,320
Paychex, Inc.	47,700	1,818,324
Sabre Holdings Corp.	18,926	456,306
Sun Microsystems, Inc.(a)	477,000	1,998,630

		75,540,175

Computers & Peripherals — 1.9%
Apple Computer, Inc.(a)	114,000	8,195,460
Dell, Inc.(a)(b)	335,900	10,073,641
Gateway, Inc.(a)(b)	24,000	60,240
Hewlett-Packard Co.	403,848	11,562,168
International Business Machines Corp.	229,100	18,832,021
Lexmark International, Inc.(a)	16,433	736,691
NCR Corp.(a)	26,400	896,016
Network Appliance, Inc.(a)	50,200	1,355,400
QLogic Corp.(a)	13,800	448,638

		52,160,275

Construction — 0.2%
Centex Corp.	18,400	1,315,416
D.R. Horton, Inc.	35,100	1,254,123
Fluor Corp.	12,300	950,298
KB Home	10,800	784,728
Pulte Homes, Inc.(b)	31,000	1,220,160
Vulcan Materials Co.(b)	14,300	968,825

		6,493,550

Containers — 0.1%
Ball Corp.	19,600	778,512
Bemis Co.	14,400	401,328
Pactiv Corp.(a)	21,400	470,800
Sealed Air Corp.(a)	10,100	567,317
Temple-Inland, Inc.	15,400	690,690

		2,908,647

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Consumer Services — 0.1%
Apollo Group, Inc.(a)	20,700	$1,251,522
H&R Block, Inc.	44,500	1,092,475

		2,343,997

Drugs & Medical Supplies — 5.8%
Abbott Laboratories	220,600	8,698,258
Allergan, Inc.	19,700	2,126,812
AmerisourceBergen Corp.	28,200	1,167,480
Amgen, Inc.(a)	173,160	13,655,398
Applera Corp. — Applied Biosystems Group	27,400	727,744
Bard (C.R.), Inc.	15,400	1,015,168
Bausch & Lomb, Inc.(b)	6,700	454,930
Baxter International, Inc.	92,900	3,497,685
Becton, Dickinson & Co.	35,100	2,108,808
Biogen Idec, Inc.(a)	47,090	2,134,590
Biomet, Inc.(b)	33,800	1,236,066
Boston Scientific Corp.(a)	80,600	1,973,894
Bristol-Myers Squibb Co.	276,300	6,349,374
Cardinal Health, Inc.	60,950	4,190,313
Caremark Rx, Inc.(a)	63,700	3,299,023
Chiron Corp.(a)	7,300	324,558
Eli Lilly & Co.(b)	159,400	9,020,446
Express Scripts, Inc.(a)	20,200	1,692,760
Fisher Scientific International, Inc.(a)	14,800	915,528
Forest Laboratories, Inc.(a)	46,100	1,875,348
Genzyme Corp.(a)(b)	35,800	2,533,924
Gilead Sciences, Inc.(a)	62,800	3,305,164
Guidant Corp.	47,100	3,049,725
Hospira, Inc.(a)	20,960	896,669
Johnson & Johnson	418,448	25,148,724
King Pharmaceuticals, Inc.(a)	39,666	671,149
Laboratory Corp. of America Holdings(a)(b)	17,900	963,915
Medco Health Solutions, Inc.(a)	36,449	2,033,854
MedImmune, Inc.(a)	31,000	1,085,620
Medtronic, Inc.	174,400	10,040,208
Merck & Co., Inc.(b)	310,800	9,886,548
Millipore Corp.(a)	7,100	468,884
Mylan Laboratories, Inc.	20,900	417,164
PerkinElmer, Inc.	17,400	409,944
Pfizer, Inc.	1,042,245	24,305,152
Quest Diagnostics, Inc.	24,000	1,235,520
Schering-Plough Corp.	210,200	4,382,670
St. Jude Medical, Inc.(a)	51,800	2,600,360

		159,899,377

Electronics — 2.0%
Advanced Micro Devices, Inc.(a)(b)	51,800	1,585,080
Agilent Technologies, Inc.(a)	48,814	1,625,018
Altera Corp.(a)(b)	52,900	980,237
American Power Conversion Corp.	24,100	530,200
Analog Devices, Inc.	49,700	1,782,739
Applied Materials, Inc.(b)	231,800	4,158,492
Applied Micro Circuits Corp.(a)(b)	49,000	125,930
Broadcom Corp. (Class A)(a)	42,300	1,994,445
Cooper Industries Ltd.	12,400	905,200
Emerson Electric Co.	58,500	4,369,950

SEE NOTES TO FINANCIAL STATEMENTS.

B2

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
Freescale Semiconductor, Inc. (Class B)(a)	56,630	$1,425,377
Intel Corp.	861,900	21,513,024
Jabil Circuit, Inc.(a)	24,800	919,832
KLA-Tencor Corp.	20,300	1,001,399
Linear Technology Corp.	44,100	1,590,687
LSI Logic Corp.(a)	57,200	457,600
Maxim Integrated Products, Inc.	46,800	1,696,032
Micron Technology, Inc.(a)(b)	76,300	1,015,553
Molex, Inc.	20,900	542,355
National Semiconductor Corp.	47,600	1,236,648
Novellus Systems, Inc.(a)	16,000	385,920
NVIDIA Corp.(a)	24,000	877,440
PMC — Sierra, Inc.(a)(b)	25,000	192,750
Rockwell Automation, Inc.	24,900	1,473,084
Sanmina-SCI Corp.(a)	71,700	305,442
Solectron Corp.(a)(b)	141,600	518,256
Symbol Technologies, Inc.	31,900	408,958
Tektronix, Inc.	14,500	409,045

		54,026,693

Financial Services — 5.4%
American Express Co.	173,600	8,933,456
Ameriprise Financial, Inc.	35,720	1,464,520
Bear Stearns & Co.	15,916	1,838,775
Capital One Financial Corp.	41,000	3,542,400
Charles Schwab Corp. (The)	149,950	2,199,767
CIT Group, Inc.	28,800	1,491,264
Citigroup, Inc.	722,658	35,070,592
Countrywide Financial Corp.	82,500	2,820,675
E*TRADE Financial Corp.(a)	54,000	1,126,440
Fannie Mae	135,500	6,613,755
Federated Investors, Inc. (Class B)	10,600	392,624
Franklin Resources, Inc.	20,700	1,946,007
Freddie Mac(b)	96,400	6,299,740
Goldman Sachs Group, Inc.	68,000	8,684,280
Janus Capital Group, Inc.(b)	30,300	564,489
JPMorgan Chase & Co.	502,901	19,960,140
Lehman Brothers Holdings, Inc.	40,200	5,152,434
MBNA Corp.	177,625	4,822,519
Merrill Lynch & Co., Inc.	136,800	9,265,464
Moody’s Corp.(b)	36,800	2,260,256
Morgan Stanley	157,380	8,929,741
SLM Corp.(b)	58,300	3,211,747
State Street Corp.	45,600	2,528,064
Synovus Financial Corp.	43,550	1,176,286
T. Rowe Price Group, Inc.	17,400	1,253,322
Washington Mutual, Inc.	144,978	6,306,543

		147,855,300

Food & Beverage — 1.8%
Anheuser-Busch Cos., Inc.	110,400	4,742,784
Archer-Daniels-Midland Co.	92,626	2,284,157
Brown-Forman Corp. (Class B)(b)	7,700	533,764
Campbell Soup Co.	26,900	800,813
Coca-Cola Co. (The)	297,000	11,972,070
Coca-Cola Enterprises, Inc.	42,800	820,476
ConAgra Foods, Inc.	71,500	1,450,020

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage (cont’d.)
Constellation Brands, Inc.(a)	23,500	$616,405
General Mills, Inc.	51,800	2,554,776
H.J. Heinz Co.	46,800	1,578,096
Hershey Co. (The)(b)	26,300	1,453,075
Kellogg Co.	36,500	1,577,530
McCormick & Co., Inc.	18,000	556,560
Molson Coors Brewing Co.	8,300	556,017
Pepsi Bottling Group, Inc.	20,100	575,061
PepsiCo, Inc.	234,730	13,867,849
Sara Lee Corp.(b)	109,600	2,071,440
Tyson Foods, Inc. (Class A)	33,000	564,300
Wrigley (William) Jr. Co.	20,100	1,336,449

		49,911,642

Food & Staples Retailing — 0.9%
SUPERVALU, Inc.(b)	18,100	587,888
Sysco Corp.	85,200	2,645,460
Wal-Mart Stores, Inc.	352,700	16,506,360
Walgreen Co.	143,500	6,351,310

		26,091,018

Gas Pipeline
Dynegy, Inc. (Class A)(a)	37,500	181,500

Healthcare Equipment & Supplies — 0.2%
Patterson Cos., Inc.(a)(b)	10,000	334,000
Stryker Corp.	40,400	1,794,972
Thermo Electron Corp.(a)	23,900	720,107
Waters Corp.(a)	18,000	680,400
Zimmer Holdings, Inc.(a)	34,200	2,306,448

		5,835,927

Hospital/Hospital Management — 1.0%
HCA, Inc.	61,300	3,095,650
Health Management Associates, Inc. (Class A)(b)	33,400	733,464
Humana, Inc.(a)	23,200	1,260,456
IMS Health, Inc.	33,700	839,804
Manor Care, Inc.	12,600	501,102
McKesson Corp.	42,130	2,173,487
Tenet Healthcare Corp.(a)(b)	71,000	543,860
UnitedHealth Group, Inc.	188,400	11,707,176
WellPoint, Inc.(a)	88,100	7,029,499

		27,884,498

Household Durables — 0.2%
Black & Decker Corp.(b)	12,500	1,087,000
Fortune Brands, Inc.	19,700	1,536,994
Leggett & Platt, Inc.	26,200	601,552
Lennar Corp.(b)	16,400	1,000,728

		4,226,274

Household Products & Personal Care — 1.4%
Alberto-Culver Co.	11,850	542,138
Avon Products, Inc.	66,100	1,887,155
Clorox Co.(b)	22,100	1,257,269
Colgate-Palmolive Co.	70,300	3,855,955
Kimberly-Clark Corp.	67,900	4,050,235
Procter & Gamble Co.	475,925	27,546,539

		39,139,291

SEE NOTES TO FINANCIAL STATEMENTS.

B3

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Housing Related — 0.3%
Lowe’s Cos., Inc.(b)	109,100	$7,272,606
Maytag Corp.	13,600	255,952
Newell Rubbermaid, Inc.	32,314	768,427
Stanley Works (The)	10,800	518,832
Whirlpool Corp.	9,100	762,216

		9,578,033

Independent Power Producers & Energy Traders — 0.1%
TXU Corp.	70,000	3,513,300

Industrial Conglomerates — 2.6%
3M Co.(b)	109,800	8,509,500
General Electric Co.	1,487,500	52,136,875
Textron, Inc.	18,000	1,385,640
Tyco International Ltd.	286,361	8,264,378

		70,296,393

Insurance — 3.0%
ACE Ltd. (Bermuda)	42,700	2,281,888
Aetna, Inc.	41,500	3,913,865
AFLAC, Inc.	68,800	3,193,696
Allstate Corp. (The)	97,200	5,255,604
AMBAC Financial Group, Inc.	15,200	1,171,312
American International Group, Inc.	367,488	25,073,706
Aon Corp.(b)	43,900	1,578,205
Chubb Corp.	28,000	2,734,200
CIGNA Corp.	19,700	2,200,490
Cincinnati Financial Corp.	24,237	1,082,909
Coventry Health Care Inc.(a)	22,850	1,301,536
Genworth Financial, Inc.	45,000	1,556,100
Hartford Financial Services Group, Inc.(b)	43,000	3,693,270
Jefferson-Pilot Corp.	19,700	1,121,521
Lincoln National Corp.	24,700	1,309,841
Loews Corp.	18,400	1,745,240
Louisiana-Pacific Corp.	14,500	398,315
Marsh & McLennan Cos., Inc.	76,700	2,435,992
MBIA, Inc.(b)	19,550	1,176,128
MetLife, Inc.(b)	107,100	5,247,900
Principal Financial Group	39,700	1,882,971
Progressive Corp. (The)(b)	25,200	2,942,856
SAFECO Corp.	16,800	949,200
St. Paul Travelers Cos., Inc. (The)	100,835	4,504,300
Torchmark Corp.	15,100	839,560
UnumProvident Corp.(b)	43,110	980,753
XL Capital Ltd. (Class A) (Bermuda)	20,600	1,388,028

		81,959,386

Internet Services — 0.6%
Amazon.com, Inc.(a)(b)	35,300	1,664,395
eBay, Inc.(a)	152,400	6,591,300
Yahoo!, Inc.(a)(b)	176,300	6,907,434

		15,163,129

IT Services
Unisys Corp.(a)	49,200	286,836

Leisure — 0.7%
Brunswick Corp.	12,500	508,250
Carnival Corp.	53,900	2,882,033

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Leisure (cont’d.)
Eastman Kodak Co.(b)	42,200	$987,480
Harrah’s Entertainment, Inc.	22,800	1,625,412
Hilton Hotels Corp.	47,300	1,140,403
International Game Technology	39,900	1,228,122
Marriott International, Inc. (Class A)	23,700	1,587,189
Starwood Hotels & Resorts Worldwide, Inc.	26,400	1,685,904
Walt Disney Co. (The)	284,500	6,819,465

		18,464,258

Machinery — 0.7%
Caterpillar, Inc.(b)	96,400	5,569,028
Cummins, Inc.	5,600	502,488
Deere & Co.	33,400	2,274,874
Dover Corp.	29,300	1,186,357
Eaton Corp.	20,700	1,388,763
Illinois Tool Works, Inc.	29,000	2,551,710
Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	50,400	2,034,648
Navistar International Corp.(a)	8,300	237,546
Paccar, Inc.	24,975	1,729,019
Parker Hannifin Corp.	17,210	1,135,172
Snap-on, Inc.	4,900	184,044

		18,793,649

Media — 1.7%
CBS Corp.	232,469	7,578,489
Clear Channel Communications, Inc.	73,000	2,295,850
Comcast Corp. (Class A)(a)(b)	307,760	7,989,450
Dow Jones & Co., Inc.	6,800	241,332
E.W. Scripps Co.	4,000	192,080
Gannett Co., Inc.(b)	35,200	2,132,064
Interpublic Group of Cos., Inc.(a)(b)	37,200	358,980
Knight-Ridder, Inc.(b)	9,400	595,020
McGraw-Hill Cos., Inc. (The)	51,600	2,664,108
Meredith Corp.	7,000	366,380
New York Times Co. (The) (Class A)(b)	22,100	584,545
News Corp. (Class A)	334,200	5,196,810
Omnicom Group, Inc.	25,600	2,179,328
Time Warner, Inc.	658,800	11,489,472
Tribune Co.	39,850	1,205,861
Univision Communications, Inc.(a)(b)	36,900	1,084,491

		46,154,260

Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc.	26,000	1,398,800
Newmont Mining Corp.	63,800	3,406,920
Phelps Dodge Corp.	13,893	1,998,786

		6,804,506

Metals – Ferrous — 0.1%
Allegheny Technologies, Inc.	14,200	512,336
Nucor Corp.	21,900	1,461,168
United States Steel Corp.	14,900	716,243

		2,689,747

Metals – Non Ferrous — 0.1%
Alcoa, Inc.(b)	116,740	3,452,002

SEE NOTES TO FINANCIAL STATEMENTS.

B4

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Miscellaneous Basic Industry — 0.2%
Danaher Corp.	35,000	$1,952,300
ITT Industries, Inc.	13,600	1,398,352
Pall Corp.	14,000	376,040
W.W. Grainger, Inc.	11,300	803,430

		4,530,122

Motorcycles — 0.1%
Harley-Davidson, Inc.(b)	39,600	2,039,004

Multi-Utilities — 0.1%
TECO Energy, Inc.	32,600	560,068
Xcel Energy, Inc.	55,910	1,032,099

		1,592,167

Office Electronics — 0.1%
Xerox Corp.(a)	135,700	1,988,005

Oil & Gas — 3.7%
Amerada Hess Corp.(b)	11,500	1,458,430
Anadarko Petroleum Corp.(b)	33,127	3,138,783
B.J. Services Co.	45,800	1,679,486
Chevron Corp.	318,022	18,054,109
ConocoPhillips	200,350	11,656,363
EOG Resources, Inc.	33,300	2,443,221
Exxon Mobil Corp.	886,240	49,780,101
Kerr-McGee Corp.	16,474	1,496,828
Kinder Morgan, Inc.	13,800	1,268,910
Murphy Oil Corp.	23,900	1,290,361
Nabors Industries Ltd. (Barbados)(a)	22,400	1,696,800
Sunoco, Inc.	19,400	1,520,572
Valero Energy Corp.	88,800	4,582,080
Williams Cos., Inc.	78,700	1,823,479

		101,889,523

Oil & Gas Exploration & Production — 0.9%
Burlington Resources, Inc.	52,600	4,534,120
Devon Energy Corp.	65,400	4,090,116
Marathon Oil Corp.	54,291	3,310,134
National Oilwell Varco, Inc.(a)	23,400	1,467,180
Occidental Petroleum Corp.	56,700	4,529,196
Transocean, Inc.(a)	48,197	3,358,849
XTO Energy, Inc.	51,333	2,255,572

		23,545,167

Oil & Gas Services — 0.8%
Apache Corp.	45,114	3,091,211
Baker Hughes, Inc.(b)	47,250	2,871,855
El Paso Corp.(b)	93,236	1,133,750
Halliburton Co.	71,100	4,405,356
Noble Corp.	18,700	1,319,098
Rowan Cos., Inc.	15,400	548,856
Schlumberger Ltd.	84,500	8,209,175
Weatherford International Ltd.(a)	39,100	1,415,420

		22,994,721

Paper & Forest Products — 0.2%
International Paper Co.(b)	68,073	2,287,934
MeadWestvaco Corp.	24,414	684,324
Weyerhaeuser Co.	33,500	2,222,390

		5,194,648

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals — 0.3%
Watson Pharmaceuticals, Inc.(a)	15,900	$516,909
Wyeth	193,300	8,905,331

		9,422,240

Railroads — 0.4%
Burlington Northern Santa Fe Corp.	52,100	3,689,722
CSX Corp.	30,200	1,533,254
Norfolk Southern Corp.	56,400	2,528,412
Union Pacific Corp.	37,800	3,043,278

		10,794,666

Real Estate Investment Trust — 0.4%
Apartment Investment & Management Co. (Class A)	13,300	503,671
Archstone-Smith Trust	25,300	1,059,817
Equity Office Properties Trust	57,900	1,756,107
Equity Residential	37,600	1,470,912
Plum Creek Timber Co., Inc.	21,500	775,075
ProLogis	31,100	1,452,992
Public Storage, Inc.	10,000	677,200
Simon Property Group, Inc.	26,400	2,023,032
Vornado Realty Trust	14,000	1,168,580

		10,887,386

Restaurants — 0.4%
Darden Restaurants, Inc.	17,650	686,232
McDonald’s Corp.	176,900	5,965,068
Starbucks Corp.(a)	107,800	3,235,078
Wendy’s International, Inc.	11,900	657,594
Yum! Brands, Inc.	40,700	1,908,016

		12,451,988

Retail — 2.1%
Albertson’s, Inc.	52,166	1,113,744
AutoNation, Inc.(a)(b)	26,000	564,980
AutoZone, Inc.(a)(b)	8,000	734,000
Bed Bath & Beyond, Inc.(a)	42,500	1,536,375
Best Buy Co., Inc.	55,125	2,396,835
Big Lots, Inc.(a)(b)	20,100	241,401
Circuit City Stores, Inc.	23,200	524,088
Costco Wholesale Corp.	66,100	3,269,967
CVS Corp.	109,900	2,903,558
Dillard’s, Inc.	7,800	193,596
Dollar General Corp.(b)	44,156	842,055
Family Dollar Stores, Inc.	23,000	570,170
Federated Department Stores, Inc.	37,837	2,509,728
Gap, Inc. (The)	77,000	1,358,280
Home Depot, Inc.	304,150	12,311,993
J.C. Penney Co., Inc.(b)	39,800	2,212,880
Kohl’s Corp.(a)(b)	43,800	2,128,680
Kroger Co. (The)(a)	104,146	1,966,277
Limited Brands, Inc.	47,406	1,059,524
Nordstrom, Inc.(b)	31,900	1,193,060
Office Depot, Inc.(a)	42,100	1,321,940
OfficeMax, Inc.	12,200	309,392
RadioShack Corp.	18,600	391,158
Safeway, Inc.	63,700	1,507,142
Sears Holding Corp.(a)(b)	14,642	1,691,590
Sherwin-Williams Co. (The)	18,300	831,186

SEE NOTES TO FINANCIAL STATEMENTS.

B5

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail (cont’d.)
Staples, Inc.	95,149	$2,160,834
Target Corp.	122,700	6,744,819
Tiffany & Co.	20,000	765,800
TJX Cos Inc. (The)	64,400	1,496,012

		56,851,064

Semiconductors & Semiconductor Equipment — 0.3%
Teradyne, Inc.(a)	22,100	321,997
Texas Instruments, Inc.	240,700	7,719,249
Xilinx, Inc.(b)	39,300	990,753

		9,031,999

Software — 0.1%
Siebel Systems, Inc.	56,800	600,944
Symantec Corp.(a)	151,778	2,656,115

		3,257,059

Telecommunications — 1.7%
Alltel Corp.	54,800	3,457,880
AT&T, Inc.	551,273	13,500,676
BellSouth Corp.(b)	256,700	6,956,570
CenturyTel, Inc.(b)	17,800	590,248
Citizens Communications Co.	40,000	489,200
Qwest Communications International, Inc.(a)(b)	217,457	1,228,632
Sprint Nextel Corp.	413,677	9,663,495
Verizon Communications, Inc.(b)	391,576	11,794,269

		47,680,970

Textiles
VF Corp.	13,700	758,158

Tobacco — 0.9%
Altria Group, Inc.	293,700	21,945,264
Reynolds American, Inc.(b)	11,800	1,124,894
UST, Inc.	23,900	975,837

		24,045,995

Toys — 0.1%
Hasbro, Inc.	27,400	552,932
Mattel, Inc.	61,851	978,483

		1,531,415

Utilities – Electric & Gas — 1.7%
AES Corp. (The)(a)	88,100	1,394,623
Allegheny Energy, Inc.(a)	14,000	443,100
Ameren Corp.(b)	29,600	1,516,704
American Electric Power Co., Inc.	54,860	2,034,757
CenterPoint Energy, Inc.	46,200	593,670
Cinergy Corp.	27,300	1,159,158
CMS Energy Corp.(a)	25,000	362,750
Consolidated Edison, Inc.	33,500	1,552,055
Constellation Energy Group, Inc.	25,900	1,491,840
Dominion Resources, Inc.(b)	48,416	3,737,715
DTE Energy Co.	25,000	1,079,750
Duke Energy Corp.	131,900	3,620,655
Edison International	46,300	2,019,143
Entergy Corp.	29,500	2,025,175
Exelon Corp.	93,574	4,972,523
FirstEnergy Corp.	45,101	2,209,498
FPL Group, Inc.	56,400	2,343,984

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utilities – Electric & Gas (cont’d.)
KeySpan Corp.	24,700	$881,543
Nicor, Inc.	7,100	279,101
NiSource, Inc.	38,200	796,852
Peoples Energy Corp.	6,400	224,448
PG&E Corp.	46,700	1,733,504
Pinnacle West Capital Corp.	14,000	578,900
PPL Corp.	54,800	1,611,120
Progress Energy, Inc.(b)	34,683	1,523,277
Public Service Enterprise Group, Inc.	29,400	1,910,118
Sempra Energy	36,619	1,641,996
Southern Co. (The)	104,200	3,598,026

		47,335,985

TOTAL COMMON STOCKS (cost $1,427,929,882)		1,582,290,474

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 35.4%
Aerospace/Defense — 0.4%
BAE Systems Holdings, Inc.(k)
4.75%	08/15/10	Baa2	$2,000	$1,964,186
5.20%	08/15/15	Baa2	1,170	1,146,538
Boeing Capital Corp.
6.10%	03/01/11	A3	975	1,027,283
Goodrich Corp.
7.625%	12/15/12	Baa3	1,240	1,406,460
Lockheed Martin Corp.
8.50%	12/01/29	Baa2	670	913,189
Northrop Grumman Corp.
7.125%	02/15/11	Baa2	1,025	1,116,935
Raytheon Co.
4.50%	11/15/07	Baa3	194	192,329
5.50%	11/15/12	Baa3	625	639,219
6.55%	03/15/10	Baa3	1,150	1,211,781
8.30%	03/01/10	Baa3	700	784,062

				10,401,982

Airlines — 0.1%
Continental Airlines, Inc.
6.648%	09/15/17	Baa3	386	377,181
6.703%	06/15/21	Baa3	197	192,161
Southwest Airlines Co.
6.50%	03/01/12	Baa1	1,290	1,356,916

				1,926,258

Asset Backed Securities — 1.6%
American Express Credit Account Master Trust I
Series 2004-4, Class C(h)(k)
4.839%	03/15/12	Baa2	1,510	1,516,842
Series 2004-C, Class C(h)(k)
4.869%	02/15/12	Baa2	1,421	1,423,677
Bank One Issuance Trust
Series 2003-C1, Class C1
4.54%	09/15/10	Baa2	2,445	2,420,908
CDC Mortgage Capital Trust
Series 2002-HE3, Class M1(h)
5.479%	03/25/33	Aa2	1,588	1,600,668

SEE NOTES TO FINANCIAL STATEMENTS.

B6

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Centex Home Equity
Series 2005-A, Class M2(h)
4.879%	01/25/35	Aa2	$2,250	$2,250,779
Chase Issuance Trust
Series 2005-A4, Class A4
4.23%	01/15/13	Aaa	4,000	3,907,056
Citibank Credit Card Issuance Trust
Series 2003-C3, Class C3
4.45%	04/07/10	Baa2	1,700	1,678,237
Credit-Based Asset Servicing and Securitization
Series 2005-CB6, Class A3
5.12%	07/25/35	Aaa	1,740	1,733,050
Equity One ABS, Inc.
Series 2004-3, Class M1
5.70%	07/25/34	Aa2	1,660	1,661,053
First Franklin Mortgage Loan Trust
Series 2005-FFH1, Class M2(h)
4.899%	06/25/36	Aa2	1,800	1,805,126
Home Equity Asset Trust
Series 2005-7, Class 2A4(h)
4.759%	01/25/36	Aaa	1,400	1,400,670
Household Home Equity Loan Trust
Series 2005-2, Class M2(h)
4.86%	01/20/35	Aa1	1,415	1,415,151
Household Mortgage Loan Trust
Series 2003-HC2, Class M
4.97%	06/20/33(h)	Aa2	520	520,959
Series 2004-HC1, Class M
4.87%	02/20/34(h)	Aa2	422	422,372
MBNA Master Credit Card Trust
Series 1999-J, Class A
7.00%	02/15/12	Aaa	2,370	2,544,894
Series 2000-E, Class A
7.80%	10/15/12	Aaa	3,810	4,264,621
Morgan Stanley ABS Capital I
Series 2004-NC3, Class M2(h)
5.479%	03/25/34	A2	1,800	1,819,362
Morgan Stanley Dean Witter Capital I
Series 2002-NC4, Class M1(h)
5.229%	09/25/32	Aaa	1,879	1,887,858
Prestige Auto Receivables Trust
Series 2004-1, Class A2(k)
3.69%	06/15/11	Aaa	1,299	1,283,376
Saxon Asset Securities Trust
Series 2005-2, Class M2(h)
4.819%	10/25/35	Aa2	1,480	1,484,332
Securitized Asset Bank Receivables LLC
Series 2004 Class-OP1(h)
4.89%	02/25/34	Aa2	1,755	1,759,083
Structured Asset Securities Corp.
Series 2005-RMS1, Class A3(h)
4.679%	02/25/35	AAA(d)	1,400	1,403,382
SVO VOI Mortgage Corp.
Series 2005-AA, Class A(k)
5.25%	02/20/21	Aaa	1,205	1,204,660

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
WFS Financial Owner Trust
Series 2004-4, Class D
3.58%	05/17/12	Baa2	$1,246	$1,224,447

				42,632,563

Automotive — 0.1%
Auburn Hills Trust, Inc.
12.375%	05/01/20	A3	640	951,636
DaimlerChrysler NA Holding Corp.
8.50%	01/18/31	A3	575	695,760
Equus Cayman Finance Ltd. (Cayman Islands)(k)
5.50%	09/12/08	Baa3	410	411,079
General Motors Acceptance Corp.
6.125%	01/22/08	Ba1	1,500	1,373,593
Hyundai Motor Manufacturing LLC(k)
5.30%	12/19/08	Baa3	650	648,403

				4,080,471

Banking — 0.8%
Bank of America Corp.(b)
4.75%	08/01/15	Aa2	2,185	2,119,085
Bank One Corp.
7.875%	08/01/10	A1	2,500	2,775,325
Citigroup, Inc.
5.00%	09/15/14	Aa2	513	504,974
5.625%	08/27/12	Aa2	1,900	1,958,353
6.00%	10/31/33	Aa2	745	779,134
6.625%	06/15/32	Aa2	1,290	1,457,685
Credit Suisse First Boston USA, Inc.(b)
5.125%	08/15/15	Aa3	1,310	1,297,336
ICICI Bank Ltd. (Singapore)(k)
5.75%	11/16/10	Baa3	1,350	1,356,305
J.P. Morgan Chase & Co.
4.60%	01/17/11	Aa3	975	956,153
5.15%	10/01/15	A1	140	138,015
6.50%	01/15/09	A1	1,100	1,146,067
Mizuho Finance Group Ltd. (Cayman Islands)(k)(b)
5.79%	04/15/14	A2	1,060	1,095,060
Santander Central Hispano Issuances Ltd. (Cayman Islands)
7.625%	09/14/10	A1	805	891,542
Wachovia Corp.
7.80%	08/18/10	Aa3	2,230	2,503,021
Washington Mutual, Inc.
5.65%	08/15/14	A3	270	273,423
Wells Fargo Bank
5.125%	09/15/16	Aa2	290	287,754
6.45%	02/01/11	Aa1	2,300	2,451,188
Zions Bancorp.
5.50%	11/16/15	Baa1	545	549,024

				22,539,444

SEE NOTES TO FINANCIAL STATEMENTS.

B7

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Brokerage — 0.3%
Bear, Stearns & Co.
5.30%	10/30/15	A1	$550	$548,777
Goldman Sachs Group, Inc. (The)
6.345%	02/15/34	A1	1,030	1,082,049
Lehman Brothers Holdings, Inc.
4.80%	03/13/14	A1	120	117,167
6.625%	01/18/12	A1	1,800	1,943,402
Merrill Lynch & Co., Inc.
4.25%	02/08/10	Aa3	1,470	1,429,904
4.79%	08/04/10	Aa3	375	370,782
5.00%	01/15/15	Aa3	460	453,091
5.45%	07/15/14	Aa3	200	203,268
Morgan Stanley Group, Inc.
4.75%	04/01/14	A1	1,510	1,448,191
5.30%	03/01/13	Aa3	1,030	1,032,066
5.375%	10/15/15	Aa3	590	590,572

				9,219,269

Building Materials & Construction — 0.1%
American Standard, Inc.(b)
7.625%	02/15/10	Baa3	1,000	1,074,877
Hanson PLC (United Kingdom)
7.875%	09/27/10	Baa1	1,270	1,403,968
Ryland Group, Inc.
5.375%	06/01/08	Baa3	575	574,687

				3,053,532

Cable — 0.2%
AT&T Broadband
9.455%	11/15/22	Baa2	115	150,673
Comcast Corp.(b)
5.65%	06/15/35	Baa2	635	584,287
6.50%	11/15/35	Baa2	640	652,196
Cox Communications, Inc.(b)
6.75%	03/15/11	Baa3	1,195	1,249,621
Tele-Communications, Inc.
9.875%	06/15/22	Baa2	1,440	1,955,116

				4,591,893

Capital Goods — 0.5%
Caterpillar, Inc.
7.25%	09/15/09	A2	1,000	1,077,477
Cooper Cameron Corp.
2.65%	04/15/07	Baa1	425	410,917
Erac USA Finance Co.(k)
7.35%	06/15/08	Baa1	2,450	2,570,924
FedEx Corp.
2.65%	04/01/07	Baa2	2,100	2,042,706
7.25%	02/15/11	Baa2	480	524,785
Honeywell International, Inc.
6.125%	11/01/11	A2	1,120	1,182,203
Hutchison Whampoa International Ltd. (Cayman Islands)(k)(b)
5.45%	11/24/10	A3	1,090	1,098,894
Tyco International Group SA (Luxembourg)
6.00%	11/15/13	Baa3	1,530	1,562,874

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Capital Goods (cont’d.)
United Technologies Corp.
6.35%	03/01/11(f)	A2	$810	$863,253
8.875%	11/15/19	A2	640	855,183
Waste Management, Inc.
7.75%	05/15/32	Baa3	580	716,187

				12,905,403

Chemicals — 0.4%
Dow Chemical Co.
5.97%	01/15/09	A3	430	443,815
6.125%	02/01/11	A3	690	722,511
7.375%	11/01/29	A3	670	807,230
Huntsman International LLC
9.875%	03/01/09	B2	2,200	2,321,000
IMC Global, Inc.
11.25%	06/01/11	Ba3	2,250	2,418,750
Lubrizol Corp.
4.625%	10/01/09	Baa3	1,090	1,068,335
Lyondell Chemical Co.
9.50%	12/15/08	B1	1,607	1,683,333
Monsanto Co., Series 1
5.50%	07/30/35	Baa1	635	606,452

				10,071,426

Collateralized Mortgage Obligations — 0.4%
Bank of America Mortgage Securities, Inc.,
Series 2005-A, Class 2A1
4.47%	02/25/35(h)	Aaa	1,661	1,632,274
Series 2005-B, Class 2A1
4.401%	03/25/35(h)	Aaa	1,666	1,634,498
Countrywide Alternative Loan Trust, Pass-Thru Certificates
Series 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	2,873	2,815,129
Master Alternative Loans Trust, Pass-Thru Certificates
Series 2004-4, Class 4A1
5.00%	04/25/19	Aaa	700	688,224
Structured Adjustable Rate Mortgage Loan
Series 2004-1, Class 4A3(h)
4.17%	02/25/34	Aaa	1,938	1,912,133
Washington Mutual Alternative Loan Trust, Mortgage Pass-Through Certificates
Series 2005-1, Class 3A
5.00%	03/25/20	Aaa	1,509	1,480,924
Washington Mutual, Inc.,
Series 2002-AR15, Class A-5(h)
4.38%	12/25/32	Aaa	907	894,401

				11,057,583

Commercial Mortgage Backed Securities — 3.8%
Banc of America Commercial Mortgage, Inc.
Series 2003-2, Class A3
4.873%	03/11/41	AAA(d)	3,350	3,298,610
Series 2004-2, Class A4
4.153%	11/10/38	Aaa	3,680	3,511,035

SEE NOTES TO FINANCIAL STATEMENTS.

B8

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Banc of America Commercial Mortgage, Inc. (cont’d.)
Series 2004-3, Class A4
5.176%	06/10/39	Aaa	$2,000	$2,002,442
Series 2005-1, Class ASB
4.86%	11/10/42	AAA(d)	1,100	1,094,846
Series 2005-3, Class A4
4.668%	07/10/43	Aaa	4,400	4,240,144
Series 2005-6, Class A4
5.182%	09/10/47	Aaa	4,400	4,437,469
Bear Stearns Commercial Mortgage Securities
Series 2004-T16, Class A6
4.75%	02/13/46	AAA(d)	3,500	3,396,084
Series 2005-T18, Class AAB(h)
4.823%	02/13/42	Aaa	2,250	2,208,799
Series 2005-T20, Class AAB
5.287%	10/12/42	Aaa	3,000	3,011,602
Chase Commercial Mortgage Securities Corp.
Series 1997-1, Class A2
7.37%	06/19/29	AAA(d)	2,655	2,692,260
Commercial Mortgage Pass-Through Certificate
Series 2004-LB2A, Class X2, IO(k)
1.044%	03/10/39	Aaa	17,980	608,536
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,500	1,437,970
DLJ Commercial Mortgage Corp.
Series 2000-CF1, Class A1B
7.62%	06/10/33	AAA(d)	3,200	3,492,652
GE Capital Commercial Mortgage Corporation
Series 2005-C4, Class A4
5.333%	11/10/45	Aaa	4,000	4,081,094
GE Commercial Mortgage Corp.
Series 2004-C2, Class X2, IO(h)(k)
0.639%	03/10/40	Aaa	32,275	769,286
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A-4
4.111%	07/05/35	Aaa	5,000	4,695,901
Series 2003-C2, Class A3
4.533%	01/05/36	Aaa	3,570	3,481,729
J.P. Morgan Chase Commercial Mortgage Securities Corp.,(h)
5.179%	12/15/44	Aaa	3,630	3,654,212
5.30%	01/12/43	Aaa	2,800	2,837,591
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-C2, Class A3(h)
5.213%	05/15/41	Aaa	6,228	6,271,932
Series 2005-LDA4, Class A4
4.918%	10/15/42	Aaa	3,100	3,040,177
Series 2005-LDP2, Class ASB(h)
4.659%	07/15/42	Aaa	6,380	6,201,356
J.P. Morgan Commercial Mortgage Finance Corp.
Series 2000-C10, Class A2
7.371%	08/15/32	Aaa	6,500	6,993,729
Keycorp.
Series 2000-C1, Class A2
7.727%	05/17/32	Aaa	11,180	12,149,414

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A-3
4.83%	11/15/27	Aaa	$2,720	$2,682,179
Series 2004-C6, Class A5
4.826%	08/15/29	AAA(d)	5,000	4,910,773
Series 2005-C3, Class A5
4.739%	07/15/30	Aaa	695	674,083
Merrill Lynch Mortgage Trust
Series 2004-Key 2, Class A-3
4.615%	08/12/39	Aaa	1,900	1,843,188
PNC Mortgage Acceptance Corp.
Series 1999-CM1, Class A1B
7.33%	12/10/32	AAA(d)	3,860	4,138,314
Wachovia Bank Commercial Mortgage Trust
Series 2002-Class 2 A4
4.98%	11/15/34	Aaa	1,700	1,688,044

				105,545,451

Consumer — 0.1%
Cendant Corp.
6.25%	01/15/08	Baa1	1,010	1,028,214
6.875%	08/15/06	Baa1	1,715	1,732,603

				2,760,817

Electric — 0.9%
Appalachian Power Co.
4.40%	06/01/10	Baa2	790	766,665
Boston Edison Co.
4.875%	04/15/14	A1	730	721,583
Carolina Power & Light Co.
5.25%	12/15/15	A3	660	659,168
CenterPoint Energy Houston Electric LLC
5.70%	03/15/13	Baa2	1,070	1,103,879
6.95%	03/15/33	Baa2	300	349,358
Consolidated Edison, Inc.
5.375%	12/15/15	A1	820	831,896
Consumers Energy Co., First Mortgage Bonds,
Series D
5.375%	04/15/13	Baa3	435	431,838
Dominion Resources, Inc.
5.125%	12/15/09	Baa1	1,255	1,251,332
Duke Capital LLC
4.331%	11/16/06	Baa3	920	913,594
6.25%	02/15/13	Baa3	205	213,492
8.00%	10/01/19	Baa3	280	334,193
El Paso Electric Co.
6.00%	05/15/35	Baa3	845	845,390
Empresa Nacional de Electricidad S.A. (Chile)
8.50%	04/01/09	Ba1	1,350	1,472,361
Energy East Corp.
6.75%	09/15/33	Baa2	805	886,422
Exelon Corp.
4.90%	06/15/15	Baa2	195	186,105
FirstEnergy Corp.
7.375%	11/15/31	Baa3	860	1,014,774

SEE NOTES TO FINANCIAL STATEMENTS.

B9

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
Florida Power & Light Co.
5.95%	10/01/33	Aa3	$380	$400,460
Indiana Michigan Power Co.
5.05%	11/15/14	Baa2	575	559,123
Natural Rural Utilities Cooperative Finance Corp.
7.25%	03/01/12	A2	135	150,564
NiSource Finance Corp.
5.45%	09/15/20	Baa3	1,760	1,705,303
Oncor Electric Delivery Co.
6.375%	01/15/15	Baa2	465	493,434
7.00%	09/01/22	Baa2	545	605,755
7.25%	01/15/33	Baa2	240	281,101
Pacific Gas & Electric Co.
6.05%	03/01/34	Baa1	2,330	2,411,454
Pepco Holdings, Inc.
5.50%	08/15/07	Baa2	735	739,448
PPL Electric Utilities Corp.
6.25%	08/15/09	Baa1	1,900	1,973,838
Progress Energy, Inc.
6.75%	03/01/06	Baa2	1,825	1,830,637
Southern California Edison Co.
4.65%	04/01/15	A3	610	590,105
Xcel Energy, Inc.
3.40%	07/01/08	Baa1	785	756,528
7.00%	12/01/10	Baa1	250	269,058

				24,748,858

Energy – Integrated — 0.1%
Conoco, Inc.
6.95%	04/15/29	A1	655	790,521
Marathon Oil Corp.
6.125%	03/15/12	Baa1	390	413,547
Phillips Petroleum Co.
8.75%	05/25/10	A1	1,900	2,185,574

				3,389,642

Energy – Other — 0.4%
BJ Services Co.
7.00%	02/01/06	Baa1	4,000	4,005,607
Devon Energy Corp.
2.75%	08/01/06	Baa2	2,810	2,771,908
Halliburton Co.
5.50%	10/15/10	Baa1	200	204,272
Occidental Petroleum Corp.(b)
6.75%	01/15/12	A3	1,555	1,706,766
Talisman Energy, Inc.
5.125%	05/15/15	Baa1	750	743,305
Valero Energy Corp.
7.50%	04/15/32	Baa3	185	224,829
Woodside Finance Ltd. (Australia)(k)
5.00%	11/15/13	Baa1	1,660	1,659,225

				11,315,912

Foods — 0.5%
Albertson’s, Inc.
7.45%	08/01/29	Baa3	220	203,958

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foods (cont’d.)
Archer Daniels Midland Co.
8.125%	06/01/12	A2	$195	$227,358
Cadbury Schweppes American Finance, Inc.(k)
3.875%	10/01/08	Baa2	1,050	1,019,677
ConAgra Foods, Inc.
7.875%	09/15/10	Baa1	865	953,007
General Mills, Inc.
5.125%	02/15/07	Baa2	500	499,571
HJ Heinz Co., Notes(k)
6.428%	12/01/20	Baa1	1,620	1,664,177
Kellogg Co.
6.60%	04/01/11	Baa1	2,285	2,446,299
Kraft Foods, Inc.
4.625%	11/01/06	A3	1,405	1,400,585
5.25%	06/01/07	A3	400	401,624
5.625%	11/01/11	A3	965	990,087
Kroger Co. (The)
6.75%	04/15/12	Baa2	310	326,010
6.80%	04/01/11	Baa2	575	603,035
PepsiAmericas, Inc.
4.875%	01/15/15	Baa1	620	611,243
Safeway, Inc.
7.25%	02/01/31	Baa2	175	188,839
Tricon Global Restaurants, Inc.
8.875%	04/15/11	Baa3	235	269,056
Tyson Foods, Inc.
7.25%	10/01/06	Baa3	525	533,407
8.25%	10/01/11	Baa3	110	124,196

				12,462,129

Foreign Government Bonds — 0.3%
Deutsche Telekom International Finance BV (Netherlands)
8.25%	06/15/30	A3	345	438,795
Export-Import Bank of Korea (The) (South Korea)(k)(b)
4.125%	02/10/09	A3	1,120	1,090,999
Korea Development Bank (South Korea)(b)
4.75%	07/20/09	A3	1,530	1,516,859
Mexican UT
8.125%	12/30/19	Baa1	1,830	2,246,324
Pemex Project Funding Master Trust, (Mexico)(k)
10.00%	09/15/27	Baa1	1,025	1,365,813
Petrobras International Finance Co. (PIFCO)
9.75%	07/06/11	Baa1	280	329,000
Province of Quebec (Canada)(b)
4.60%	05/26/15	A1	1,585	1,546,446

				8,534,236

Gaming — 0.1%
Harrah’s Operating Co., Inc.
5.50%	07/01/10	Baa3	970	969,611
5.75%	10/01/17	Baa3	1,135	1,104,691
7.125%	06/01/07	Baa3	365	374,262

SEE NOTES TO FINANCIAL STATEMENTS.

B10

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Gaming (cont’d.)
Mandalay Resort Group
9.375%	02/15/10	Ba3	$12	$13,140

				2,461,704

Health Care & Pharmaceutical — 0.5%
Baxter International, Inc.
5.196%	02/16/08	Baa1	1,085	1,088,192
Bristol-Myers Squibb Co.
5.75%	10/01/11	A1	460	475,078
Cardinal Health, Inc.
5.85%	12/15/17	Baa3	1,475	1,500,315
Genentech, Inc.
4.75%	07/15/15	A1	920	895,247
Laboratory Corp. of America Holdings
5.625%	12/15/15	Baa3	925	937,264
Merck & Co., Inc.
5.95%	12/01/28	Aa3	205	210,233
Pharmacia Corp.
6.75%	12/15/27	Aaa	230	270,290
Schering-Plough Corp.
5.55%	12/01/13	Baa1	1,860	1,894,903
WellPoint, Inc.
3.50%	09/01/07	Baa1	1,970	1,921,709
5.00%	12/15/14	Baa1	1,085	1,065,800
5.95%	12/15/34	Baa1	210	216,483
Wyeth
5.50%	03/15/13-02/01/14	Baa1	2,295	2,326,089
6.45%	02/01/24(f)	Baa1	615	665,129

				13,466,732

Insurance — 0.3%
Allstate Corp. (The)
5.55%	05/09/35	A1	830	813,369
American International Group, Inc.
4.25%	05/15/13	Aa2	1,355	1,288,780
5.05%	10/01/15	Aa2	125	122,679
AXA (France)
8.60%	12/15/30	A3	230	307,359
Everest Reinsurance Holdings (Bermuda)
5.40%	10/15/14	A3	780	769,249
Liberty Mutual Group(k)(b)
7.00%	03/15/34	Baa3	910	938,392
Marsh & McLennan Cos., Inc.
5.15%	09/15/10	Baa2	335	332,772
MetLife, Inc.
5.70%	06/15/35	A2	1,185	1,189,389
6.125%	12/01/11	A2	435	460,952
6.375%	06/15/34	A2	85	93,093
W.R. Berkley Corp.
5.60%	05/15/15	Baa2	705	702,916
6.15%	08/15/19	Baa2	575	578,651
XL Capital Ltd. (Cayman Islands)
5.25%	09/15/14	A3	110	107,369

				7,704,970

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Lodging — 0.2%
Carnival Corp. (Panama)
3.75%	11/15/07	A3	$2,845	$2,781,056
P&O Princess
7.30%	06/01/07	A3	345	355,240
Royal Caribbean Cruises Ltd.
8.00%	05/15/10	Ba1	2,220	2,411,180

				5,547,476

Media & Entertainment — 0.3%
British Sky Broadcasting Group PLC (United Kingdom)
7.30%	10/15/06	Baa2	785	797,702
CBS Corp.
7.875%	07/30/30	Baa3	470	536,686
Chancellor Media Corp.
8.00%	11/01/08	Baa3	745	792,047
Clear Channel Communications, Inc.
7.65%	09/15/10	Baa3	200	214,085
News America Holdings, Inc.
7.625%	11/30/28	Baa2	1,360	1,542,239
Time Warner, Inc.
6.75%	04/15/11	Baa1	1,970	2,068,676
7.25%	10/15/17	Baa1	1,040	1,136,927
7.70%	05/01/32	Baa1	680	764,768
Walt Disney Co. (The)
5.375%	06/01/07	Baa1	300	301,894
6.75%	03/30/06	Baa1	1,365	1,371,508

				9,526,532

Metals
Alcan, Inc. (Canada)
5.00%	06/01/15	Baa1	755	732,375
5.20%	01/15/14	Baa1	230	227,473
6.125%	12/15/33	Baa1	105	107,484

				1,067,332

Municipals — 0.1%
Illinois St. Taxable Pension, G.O.
5.10%	06/01/33	Aa3	2,600	2,555,592

Non Captive Finance — 0.5%
Berkshire Hathaway, Inc.(k)
4.75%	05/15/12	Aaa	945	934,170
Capital One Bank
6.50%	06/13/13(g)	Baa1	10	10,624
6.875%	02/01/06	A3	2,040	2,043,711
Capital One Financial Corp.
5.50%	06/01/15	Baa1	275	273,391
CIT Group Co. of Canada(k)
5.45%	06/01/15	A2	1,325	1,309,647
CIT Group, Inc.
4.25%	02/01/10	A2	480	467,026
5.50%	11/30/07	A2	1,285	1,297,617
General Electric Capital Corp.
6.125%	02/22/11	Aaa	390	410,300
6.75%	03/15/32	Aaa	2,500	2,934,629

SEE NOTES TO FINANCIAL STATEMENTS.

B11

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Non Captive Finance (cont’d.)
Household Finance Corp.
4.75%	05/15/09	A1	$640	$633,018
6.375%	10/15/11	A1	1,080	1,141,643
7.00%	05/15/12	A1	795	869,627
HSBC Finance Corp.
6.75%	05/15/11	A1	570	611,707
International Lease Finance Corp.
3.50%	04/01/09	A1	750	713,897
Residential Capital Corp.(k)
6.375%	06/30/10	Baa3	610	619,830

				14,270,837

Oil & Gas Exploration Services — 0.1%
Devon Energy Corp.
7.875%	09/30/31	Baa2	280	355,796
Oil & Gas Exploration Services (cont’d.)
Encana Corp.
6.50%	08/15/34	Baa2	255	284,926
Kerr-McGee Corp.
5.875%	09/15/06	Ba3	1,305	1,309,525

				1,950,247

Paper
Weyerhaeuser Co.(b)
7.375%	03/15/32	Baa2	820	911,601

Pipelines & Other — 0.3%
Atmos Energy Corp.
4.00%	10/15/09	Baa3	1,605	1,539,232
Duke Energy Field Services Corp.
7.875%	08/16/10	Baa2	1,355	1,498,551
Enbridge, Inc.
4.90%	03/01/15	A3	630	619,657
Enterprise Products Operating LP
4.00%	10/15/07	Baa3	1,000	979,104
6.875%	03/01/33	Baa3	710	752,139
Kinder Morgan Finance Co. ULC(k)
6.40%	01/05/36	Baa2	486	498,093
Oneok, Inc.
5.51%	02/16/08	Baa2	1,630	1,636,442
Sempra Energy
4.621%	05/17/07	Baa1	790	784,401

				8,307,619

Railroads — 0.1%
Burlington Northern Santa Fe Corp.
7.95%	08/15/30	Baa2	1,020	1,334,688
Norfolk Southern Corp.
5.64%	05/17/29	Baa1	571	573,632
7.80%	05/15/27	Baa1	24	30,409
Union Pacific Corp.
6.625%	02/01/08	Baa2	1,755	1,812,549

				3,751,278

Real Estate Investment Trust — 0.1%
ERP Operating LP
5.125%	03/15/16	Baa1	430	414,161

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Real Estate Investment Trust (cont’d.)
Mack-Cali Realty Corp.
7.25%	03/15/09	Baa2	$1,595	$1,682,589
Post Apartment Homes LP
5.45%	06/01/12	Baa3	545	534,903

				2,631,653

Retailers — 0.2%
Gap, Inc. (The)
6.90%	09/15/07	Baa3	1,550	1,583,791
May Department Stores Co.
6.65%	07/15/24	Baa1	545	573,014
6.70%	07/15/34	Baa1	625	665,683
8.50%	06/01/19	Baa1	285	345,526
Wal-Mart Stores, Inc.
5.25%	09/01/35	Aa2	1,605	1,557,935

				4,725,949

Sovereign — 0.2%
Republic of Italy
5.375%	06/15/33	Aa2	1,080	1,100,109
Republic of Malaysia
7.50%	07/15/11	A3	375	419,651
Republic of South Africa
6.50%	06/02/14	Baa1	520	562,250
United Mexican States
8.375%	01/14/11	Baa1	1,920	2,188,799

				4,270,809

Technology — 0.3%
Computer Associates International, Inc.(k)
4.75%	12/01/09	Ba1	1,450	1,413,920
Equifax, Inc.
4.95%	11/01/07	Baa1	475	474,702
First Data Corp.
4.85%	10/01/14	A1	580	549,426
International Business Machines Corp.
5.875%	11/29/32	A1	575	605,059
Jabil Circuit, Inc.
5.875%	07/15/10	Baa3	1,000	1,015,630
Motorola, Inc.
4.608%	11/16/07	Baa2	1,220	1,212,377
7.625%	11/15/10	Baa2	155	172,303
Seagate Technology International
8.00%	05/15/09	Ba2	1,545	1,622,250

				7,065,667

Telecommunications — 1.1%
ALLTEL Ohio LP(k)
8.00%	08/15/10	A2	860	956,900
AT&T Corp.(b)
9.75%	11/15/31	A2	760	954,654
AT&T Wireless Services, Inc.
7.35%	03/01/06	Baa2	2,245	2,254,299
8.125%	05/01/12	Baa2	800	924,342
8.75%	03/01/31	Baa2	705	933,997
BellSouth Corp.
4.20%	09/15/09	A2	1,365	1,325,941

SEE NOTES TO FINANCIAL STATEMENTS.

B12

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)		Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
British Telecommunications PLC (United Kingdom)
7.00%	05/23/07	Baa1	$1,400		$1,436,429
8.875%	12/15/30(f)	Baa1	245		327,796
CenturyTel, Inc.
7.875%	08/15/12	Baa2	165		181,985
Cingular Wireless LLC
7.125%	12/15/31	Baa2	535		612,406
Citizens Communications Co.,
7.60%	06/01/06	Ba3	1,420		1,435,975
France Telecom SA (France)
8.50%	03/01/31	A3	385		513,690
Nextel Communications, Inc.(b)
5.95%	03/15/14	Baa2	1,475		1,482,726
Royal KPN N.V. (Netherlands)
8.00%	10/01/10	Baa1	645		708,371
SBC Communications, Inc.
4.125%	09/15/09	A2	1,335		1,289,107
5.30%	11/15/10	A2	1,180		1,183,575
Sprint Capital Corp.
6.875%	11/15/28	Baa2	1,920		2,097,965
8.75%	03/15/32	Baa2	220		291,958
Telecom de Puerto Rico, Inc. (Puerto Rico)
6.80%	05/15/09	Baa1	2,220		2,306,786
Telecom Italia Finance (Luxembourg)
5.25%	11/15/13	Baa2	170		166,817
6.00%	09/30/34	Baa2	945	(b)	910,370
Telecomunicaciones de Puerto Rico, Inc. (Puerto Rico)
6.65%	05/15/06	Baa1	4,500		4,525,128
TELUS Corp. (Cananda)
8.00%	06/01/11	Baa2	1,500		1,681,590
US Cellular Corp.
6.70%	12/15/33	Baa3	600		589,121
Verizon Global Funding Corp.
5.85%	09/15/35	A3	255		245,736
7.75%	12/01/30	A3	450		534,896
Vodafone Group PLC (United Kingdom)
7.75%	02/15/10	A2	950		1,040,503

					30,913,063

Tobacco
Altria Group, Inc.
7.65%	07/01/08	Baa2	765		810,237
7.75%	01/15/27	Baa2	370		439,253

					1,249,490

Transportation
BNSF Funding Trust I(h)
6.613%	12/15/55	Ba1	1,160		1,207,569

Mortgage Backed Securities — 12.0%
Federal Home Loan Mortgage Corp.
4.50%	11/01/18-07/01/20		9,845		9,591,807
5.00%	06/01/18-05/01/34		18,107		17,832,206
5.50%	12/01/33-07/01/34		14,594		14,480,917
6.00%	03/01/32-12/01/33		4,436		4,494,305
6.50%	05/01/14-04/01/15		1,211		1,242,990

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Mortgage Backed Securities (cont’d.)
Federal Home Loan Mortgage Corp.
7.00%	05/01/31-09/01/33		$8,919	$9,292,885
5.00%	TBA		4,000	3,871,248
6.00%	TBA		7,000	7,067,816
Federal National Mortgage Association
4.00%	06/01/19		3,365	3,217,186
4.50%	10/15/08-01/01/35		21,617	20,867,809
4.988%	07/01/33		1,631	1,637,825
5.00%	10/01/18-03/01/34		63,310	61,661,995
5.50%	03/01/16-10/01/35		71,453	70,964,898
6.00%	04/01/13-03/01/35		35,863	36,265,488
6.50%	07/01/17-10/01/34		8,871	9,109,163
7.00%	08/01/11-07/01/32		2,429	2,540,673
7.50%	05/01/12-05/01/32		1,973	2,071,540
Federal National Mortgage Association
4.50%	TBA		4,000	3,891,248
5.00%	TBA		3,500	3,451,561
5.50%	TBA		14,000	13,875,937
6.00%	TBA		11,500	11,677,341
6.50%	TBA		1,000	1,025,625
Government National Mortgage Association
5.50%	08/15/33-03/15/34		2,768	2,789,458
6.00%	04/15/33-06/20/34		4,150	4,246,882
6.50%	10/15/23-06/15/35		10,481	10,959,998
7.00%	09/15/31		324	340,406
8.00%	01/15/24-04/15/25		261	278,722

				328,747,929

U.S. Government Agency Obligations — 2.7%
Federal Farm Credit Bank
4.125%	07/17/09		1,230	1,205,278
Federal Home Loan Bank
3.75%	08/18/09		3,935	3,806,813
4.25%	04/16/07		15,950	15,847,889
Federal Home Loan Mortgage Corp.
4.75%	01/18/11		3,035	3,033,428
4.90%	11/03/08		7,630	7,603,806
Federal National Mortgage Association
4.25%	07/27/07-05/15/09(b)		25,466	25,131,603
4.50%	10/15/08		5,632	5,600,759
4.75%	12/15/10		1,610	1,610,018
5.25%	08/01/12		8,475	8,556,292
Tennessee Valley Authority, Series B
5.88%	04/01/36		1,305	1,482,558

				73,878,444

U.S. Treasury Securities — 5.2%
United States Treasury Bonds
5.375%	02/15/31(b)		2,596	2,916,037
6.00%	02/15/26(b)		7,805	9,203,805
6.125%	08/15/29		1,230	1,498,246
8.125%	05/15/21(b)		3,160	4,374,748
9.00%	11/15/18(b)		5,372	7,680,284
9.125%	05/15/18		462	660,696
9.25%	02/15/16		815	1,129,443

SEE NOTES TO FINANCIAL STATEMENTS.

B13

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
U.S. Treasury Securities (cont’d.)
United States Treasury Inflation Index Bonds
2.375%	01/15/25		$7,970	$8,377,080
3.375%	04/15/32		1,626	2,114,651
3.625%	01/15/08		5,543	5,691,577
United States Treasury Inflation Index
0.875%	04/15/10		8,928	8,487,909
1.625%	01/15/15		5,992	5,773,030
1.875%	07/15/13		6,501	6,411,882
1.875%	07/15/15		6,656	6,545,869
2.00%	01/15/14		6,785	6,746,419
2.00%	07/15/14		6,123	6,088,799
3.00%	07/15/12		7,028	7,430,868
3.375%	01/15/07		5,401	5,440,420
3.375%	01/15/12		2,045	2,199,192
3.50%	01/15/11		3,716	3,971,320
3.625%	04/15/28		5,352	6,903,997
3.875%	01/15/09-04/15/29		11,330	13,768,081
4.25%	01/15/10(b)		3,667	3,974,774
United States Treasury Strips(b)
Zero	05/15/18-05/15/19		28,140	15,272,930

				142,662,057

Structured Notes — 0.1%
Dow Jones CDX HY, Series 5-T2(k)(b)
7.25%	12/29/10		2,000	1,977,500

TOTAL LONG-TERM BONDS (cost $975,804,320)				972,088,919

TOTAL LONG-TERM INVESTMENTS (cost $2,403,734,202)				2,554,379,393

Shares
SHORT-TERM INVESTMENTS — 20.3%
Mutual Funds — 20.2%
Dryden Core Investment Fund —Taxable Money Market Series(i)(j) (includes $271,066,668 of cash collateral received for securities on loan)	472,618,461	472,618,461

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Shares/ Principal Amount (000)	Value (Note 2)
SHORT-TERM INVESTMENTS (Continued)
Dryden Core Investment Fund — Dryden Short-Term Bond Series(j)			8,356,772	$83,561,042

TOTAL MUTUAL FUNDS (cost $556,186,188)				556,179,503

U.S. Government Agency Obligations — 0.1%
United States Treasury Bills(c)(g)
4.09%	03/16/06		$3,500	3,472,627

			Contracts
OUTSTANDING OPTIONS PURCHASED
Call Option
90 Day Euro Future, expiring 9/18/06 @ $95.25 (cost $71,880)			62	25,963

TOTAL SHORT-TERM INVESTMENTS (cost $559,730,657)				559,678,093

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN 113.2% (cost $2,963,464,859; Note 6)				3,114,057,486

OUTSTANDING OPTIONS WRITTEN(a)
Call Option
90 Day Euro Future, expiring 9/18/06 @ $95.75 (premium received $32,695)			62	(7,363)
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN —113.2% (cost $2,963,432,164)				3,114,050,123
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(l) — (13.2)%				(364,257,185)

TOTAL NET ASSETS — 100.0%				$2,749,792,938

SEE NOTES TO FINANCIAL STATEMENTS.

B14

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
IO	Interest Only
LP	Limited Partnership
TBA	Securities purchased on a forward commitment basis

(a)	Non-Income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $261,257,394; cash collateral of $271,066,668 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Security segregated as collateral for futures contracts.

(d)	Standard & Poor’s rating.

(f)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(g)	Rate quoted represents yield-to-maturity as of purchase date.

(h)	Indicates variable rate security.

(i)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(j)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund – Dryden Short – Term Bond Series.

(k)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers, unless otherwise noted. 144A securities are deemed to be liquid.

(l)	Liabilities in excess of other assets include unrealized appreciation (depreciation) on financial futures as follows: Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation/ (Depreciation)
Long Positions:
48	Fed Funds-30 Day	Apr. 06	$19,073,117	$19,071,526	$(1,591)
58	S&P 500 Index	Mar. 06	18,470,750	18,194,600	(276,150)
232	U.S. Treasury 30 Yr Bonds	Mar. 06	25,998,243	26,491,500	493,257
269	Eurodollar Futures	Mar. 06	64,076,706	64,038,812	(37,894)
398	U.S. Treasury 5 Yr Notes	Mar. 06	42,168,581	42,324,813	156,232

					333,854
Short Positions:
18	U.S. Treasury 10 Yr Notes	Mar. 06	1,953,432	1,969,313	(15,881)
375	U.S. Treasury 2 Yr Notes	Mar. 06	76,975,581	76,945,312	30,269

					14,388

					$348,242

SEE NOTES TO FINANCIAL STATEMENTS.

B15

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Funds (including 9.9% of collateral received for securities on loan)	20.2%
Mortgage Backed Securities	12.0
Drugs & Medical Supplies	5.8
Financial Services	5.4
U.S. Treasury Securities	5.2
Commercial Mortgage Backed Securities	3.8
Banks & Savings & Loans	3.7
Oil & Gas	3.7
Insurance	3.3
Telecommunications	2.8
Computer Services	2.7
U.S. Government Agency Obligations	2.7
Industrial Conglomerates	2.6
Retail	2.1
Electronics	2.0
Computers & Peripherals	1.9
Food & Beverage	1.8
Media	1.7
Utilities — Electric & Gas	1.7
Communications Equipment	1.6
Asset Backed Securities	1.6
Household Products & Personal Care	1.4
Aerospace & Defense	1.3
Chemicals	1.3
Hospital/Hospital Management	1.0
Food & Staples Retailing	0.9
Oil & Gas Exploration & Production	0.9
Tobacco	0.9
Electric	0.9
Oil & Gas Services	0.8
Banking	0.8
Leisure	0.7
Machinery	0.7
Air Freight & Couriers	0.6
Internet Services	0.6
Railroads	0.5
Real Estate Investment Trust	0.5
Capital Goods	0.5
Foods	0.5
Health Care & Pharmaceutical	0.5
Non Captive Finance	0.5
Commercial Services & Supplies	0.4
Aerospace/Defense	0.4
Collateralized Mortgage Obligations	0.4
Energy — Other	0.4

Restaurants	0.4
Autos — Cars & Trucks	0.3
Housing Related	0.3
Pharmaceuticals	0.3
Semiconductors & Semiconductor Equipment	0.3
Brokerage	0.3
Media & Entertainment	0.3
Pipelines & Other	0.3
Technology	0.3
Foreign Government Bonds	0.3
Airlines	0.2
Apparel	0.2
Construction	0.2
Healthcare Equipment & Supplies	0.2
Household Durables	0.2
Metals & Mining	0.2
Miscellaneous Basic Industry	0.2
Paper & Forest Products	0.2
Cable	0.2
Lodging	0.2
Retailers	0.2
Sovereign	0.2
Building Products	0.1
Containers	0.1
Diversified Consumer Services	0.1
Independent Power Producers & Energy Traders	0.1
Metals — Ferrous	0.1
Metals — Non Ferrous	0.1
Motorcycles	0.1
Multi-Utilities	0.1
Office Electronics	0.1
Software	0.1
Toys	0.1
Automotive	0.1
Building Materials & Construction	0.1
Consumer	0.1
Energy — Integrated	0.1
Gaming	0.1
Municipals	0.1
Oil & Gas Exploration Services	0.1
Structured Notes	0.1
U.S. Government Agency Obligations	0.1

113.2
Other liabilities in excess of other assets	(13.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B16

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.0% LONG-TERM BONDS	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace/Defense — 0.6%
BAE Systems Holdings, Inc., 144A(h)	Baa2	5.20%	08/15/15	$6,850	$6,712,636
Raytheon Co.	Baa3	4.50%	11/15/07	335	332,114
Raytheon Co.	Baa3	8.30%	03/01/10	725	812,064

					7,856,814

Airlines — 0.2%
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa3	6.70%	06/15/21	4	3,626
Southwest Airlines Co.	Baa1	5.25%	10/01/14	2,550	2,472,862

					2,476,488

Asset-Backed Securities — 3.5%
American Express Credit Account Master Trust,
Series 2004-C, Class C, 144A(g)(h)	Baa2	4.87%	02/15/12	1,794	1,797,942
AmeriQuest Mortgage Securities, Inc., Series 2001-2, Class M3(g)	Baa2	6.33%	10/25/31	725	725,962
Bank One Issuance Trust, Series 2003-C1, Class C1	Baa2	4.54%	09/15/10	2,980	2,950,636
Centex Home Equity, Series 2005-A, Class M4(g)	A1	5.18%	01/25/35	2,400	2,409,157
Citibank Credit Card Issuance Trust, Series 2003-C4, Class C4	Baa2	5.00%	06/10/15	3,000	2,942,968
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3(g)	Aa3	5.04%	03/25/35	2,670	2,683,485
CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	A2	6.13%	08/25/32	1,078	1,081,156
Equity One ABS, Inc., Series 2004-3, Class M1	Aa2	5.70%	07/25/34	2,100	2,101,332
First Franklin Mortgage Loan Asset-Backed Cerftificates, Series 2005-FF6, Class M2(g)	Aa2	4.82%	03/25/36	2,575	2,579,415
Home Equity Asset Trust, Series 2005-7, Class 2A4	Aaa	4.76%	01/25/36	1,500	1,500,718
MBNA Master Credit Card Trust, Series 1999-J, Class A	Aaa	7.00%	02/15/12	14,300	15,355,273
Morgan Stanley ABS Capital I, Series 2003-HE1, Class M1(g)	Aa2	5.18%	05/25/33	2,580	2,595,104
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2(g)	Aa3	5.18%	12/25/34	2,100	2,117,641
Structured Asset Securities Corp., Series 2005-RMS1, Class A3(g)	AAA(f)	4.68%	02/25/35	1,500	1,503,624

					42,344,413

Automotive — 2.0%
Auburn Hills Trust, Inc.	A3	12.375%	05/01/20	640	951,636
Chrysler Corp.	A3	7.45%	03/01/27	1,300	1,410,807
Equus Cayman Finance, Ltd., (Cayman Islands), 144A(h)	Baa3	5.50%	09/12/08	830	832,184
Ford Motor Credit Co.	Baa3	6.875%	02/01/06	555	553,793
Ford Motor Credit Co.(a)	Baa3	6.625%	06/16/08	3,500	3,174,696
General Motors Acceptance Corp.(a)	Ba1	6.125%	09/15/06	4,090	3,972,842
General Motors Acceptance Corp.(a)	Ba1	6.125%	02/01/07	4,105	3,918,826
General Motors Acceptance Corp.(a)	Ba1	6.15%	04/05/07	3,710	3,504,281
General Motors Acceptance Corp.(a)	Ba1	6.75%	12/01/14	5,000	4,498,105
Hyundai Motor Manufacturing LLC, 144A(h)	Baa3	5.30%	12/19/08	1,820	1,815,528

					24,632,698

Banking — 2.8%
Chuo Mitsui Trust & Banking Co. Ltd., (Japan), 144A(a)(g)(h)	Baa2	5.506%	12/31/49	3,050	2,955,487
Citigroup, Inc.	Aa2	6.625%	06/15/32	980	1,107,388
HSBC Finance Corp.	A1	5.84%	02/15/08	710	721,763
Icici Bank, Ltd., (Singapore), 144A(h)	Baa3	5.75%	11/16/10	2,500	2,511,675
Kazkommerts International BV, (Netherlands), 144A(a)(h)	Baa2	7.875%	04/07/14	4,150	4,357,500
KBC Bank Funding Trust III, 144A(g)(h)	A2	9.86%	12/31/49	5,000	5,782,355
Mizuho Financial Group, (Cayman Islands), MTN, 144A(h)	A2	5.79%	04/15/14	1,880	1,942,181
Resona Bank Ltd. 144A(h)	Baa1	5.85%	09/29/49	2,900	2,887,745
Resona Preferred Global Securities Cayman Ltd. 144A(a)(h)	Baa3	7.19%	12/30/49	3,550	3,766,458
Russian Standard Finance Bank, SA, 144A(h) Bank, 144A(h)	Ba2	7.50%	10/07/10	2,635	2,565,831
Sumitomo Mitsui Banking Corp., 144A(h)	A2	5.625%	07/15/49	6,380	6,356,113

					34,954,496

SEE NOTES TO FINANCIAL STATEMENTS.

B17

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Building Materials & Construction — 1.2%
American Standard, Inc.(a)	Baa3	7.625%	02/15/10	$3,800	$4,084,533
D.R. Horton, Inc.	Baa3	5.625%	09/15/14	3,725	3,588,129
RPM International, Inc.	Baa3	4.45%	10/15/09	5,150	4,938,195
Ryland Group, Inc.	Baa3	5.375%	06/01/08	1,900	1,898,965

					14,509,822

Cable — 0.4%
Comcast Cable Communications, Inc.	Baa2	6.375%	01/30/06	650	650,894
CSC Holdings, Inc.	B2	7.875%	12/15/07	3,800	3,866,500
TCI Communications, Inc.	Baa2	7.875%	02/15/26	750	865,670

					5,383,064

Capital Goods — 2.2%
Briggs & Stratton Corp.	Ba1	8.875%	03/15/11	3,905	4,375,014
FedEx Corp.	Baa2	2.65%	04/01/07	7,550	7,344,013
FedEx Corp.	Baa2	7.25%	02/15/11	1,750	1,913,280
Hertz Corp., 144A(h)	B1	8.875%	01/01/14	3,050	3,107,188
Rockwell Automation, Inc.	A3	5.20%	01/15/98	6,500	5,891,724
Tyco International Group SA, (Luxembourg)	Baa3	6.00%	11/15/13	200	204,297
Tyco International Group SA, (Luxembourg)	Baa3	6.75%	02/15/11	805	846,368
Waste Management, Inc.	Baa3	7.125%	10/01/07	1,550	1,601,824
Waste Management, Inc.	Baa3	7.65%	03/15/11	2,100	2,322,506

					27,606,214

Chemicals — 2.2%
Dow Chemical Co.	A3	5.97%	01/15/09	1,490	1,537,872
Dow Chemical Co.	A3	9.00%	04/01/21	1,000	1,344,328
Huntsman International LLC(a)	B2	9.875%	03/01/09	2,400	2,532,000
Huntsman International LLC	Ba3	11.625%	10/15/10	2,100	2,391,375
ICI Wilmington, Inc.	Baa3	4.375%	12/01/08	2,040	1,987,882
IMC Global, Inc.	Ba3	10.875%	08/01/13	610	700,738
IMC Global, Inc.(a)	B1	6.875%	07/15/07	2,000	2,030,000
Lubrizol Corp.	Baa3	5.875%	12/01/08	550	559,651
Lubrizol Corp.	Baa3	4.625%	10/01/09	5,600	5,488,695
Lubrizol Corp.	Baa3	6.50%	10/01/34	1,775	1,853,160
Lyondell Chemical Co.	B1	9.50%	12/15/08	1,768	1,851,980
Monsanto Co., 144A(h)	Baa1	5.50%	08/15/25	4,560	4,426,702

					26,704,383

Collateralized Mortgage Obligations — 1.1%
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	3,554	3,481,870
Master Alternative Loan Trust, Series 2004-4, Class 4A1	Aaa	5.00%	04/25/19	700	688,224
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3(g)	Aaa	4.17%	02/25/34	5,427	5,353,975
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	Aaa	5.00%	03/25/20	2,315	2,271,872
Washington Mutual, Series 2002-AR15, Class A5	Aaa	4.38%	12/25/32	1,959	1,931,905

					13,727,846

Commercial Mortgage-Backed Securities — 8.7%
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class ASB(g)	AAA(f)	4.86%	11/10/42	5,950	5,922,123
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4	Aaa	4.668%	07/10/43	9,400	9,058,490
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4	Aaa	5.182%	09/10/47	4,635	4,674,470
Bear Stearns Commercial Mortgage Securities, Inc., Series. 2005-T18, Class AAB	Aaa	4.823%	02/13/42	2,475	2,429,679
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T20, Class AAB	Aaa	5.287%	10/12/42	3,400	3,413,149
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2	AAA(f)	7.37%	06/19/29	2,063	2,092,271
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A-4	Aaa	5.33%	11/10/45	4,500	4,591,230

SEE NOTES TO FINANCIAL STATEMENTS.

B18

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Commercial Mortgage-Backed Securities (cont’d.)
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	$8,500	$8,413,610
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4	Aaa	4.111%	07/05/35	12,700	11,927,588
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LD4, Class A-4	Aaa	4.918%	10/15/42	3,700	3,628,598
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class ASB(g)	Aaa	4.66%	07/15/42	9,300	9,039,594
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4	Aaa	5.29%	01/12/43	3,275	3,318,968
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2	Aaa	4.767%	03/12/39	4,969	4,852,711
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A6	Aaa	4.799%	12/15/29	4,200	4,101,267
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,328,071
Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3	Aaa	7.36%	02/23/34	1,504	1,553,033
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B	AAA(f)	7.33%	12/10/32	4,800	5,146,090
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	5,011	5,097,214
Wachovia Bank Commercial Mortgage Trust, Series. 2003-C3, Class A2	AAA(f)	4.867%	02/15/35	7,330	7,218,122
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	Aaa	4.98%	11/15/34	2,500	2,482,418
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A3	AAA(f)	4.608%	12/15/35	4,750	4,632,758

					106,921,454

Electric — 4.3%
CenterPoint Energy Houston Electric LLC	Baa2	5.70%	03/15/13	2,950	3,043,406
CMS Energy Corp.	B1	8.90%	07/15/08	2,570	2,746,688
Consumers Energy Co.	Baa3	5.00%	02/15/12	1,000	978,238
Consumers Energy Co.	Baa3	5.375%	04/15/13	1,000	992,732
Duke Capital LLC	Baa3	4.331%	11/16/06	650	645,474
Edison Mission Energy	B1	7.73%	06/15/09	1,480	1,528,100
Edison Mission Energy	B1	10.00%	08/15/08	1,085	1,188,075
El Paso Electric Co.	Baa3	6.00%	05/15/35	2,325	2,326,072
Empresa Nacional de Electricidad SA, (Chile)	Ba1	8.35%	08/01/13	625	711,823
Energy East Corp.	Baa2	6.75%	06/15/12	750	810,979
Energy East Corp.	Baa2	6.75%	09/15/33	1,150	1,266,317
Enersis SA (Chile)(a)	Ba1	7.375%	01/15/14	3,700	3,979,815
Exelon Corp.	Baa2	4.90%	06/15/15	500	477,192
FirstEnergy Corp.(a)	Baa3	5.50%	11/15/06	1,700	1,706,110
FirstEnergy Corp.	Baa3	6.45%	11/15/11	3,030	3,211,791
FirstEnergy Corp.	Baa3	7.375%	11/15/31	1,125	1,327,466
Korea East-West Power Co., Ltd., (South Korea), 144A(h)	A2	4.875%	04/21/11	1,700	1,673,351
Midland Funding II, Series B	B3	13.25%	07/23/06	2,953	3,058,677
NiSource Finance Corp.	Baa3	5.25%	09/15/17	500	486,342
NiSource Finance Corp.	Baa3	5.45%	09/15/20	3,000	2,906,766
Northern States Power Co.	A2	8.00%	08/28/12	2,800	3,274,070
Oncor Electric Delivery Co.	Baa2	7.00%	09/01/22	300	333,443
Pacific Gas & Electric Co.	Baa1	6.05%	03/01/34	4,695	4,859,132
Southern California Edison Co.	Baa1	6.375%	01/15/06	1,250	1,250,572
Southern California Edison Co.	Baa1	7.625%	01/15/10	1,100	1,198,956
Teco Energy, Inc.(a)	Ba2	6.75%	05/01/15	1,965	2,033,775
Teco Energy, Inc.(a)	Ba2	7.50%	06/15/10	955	1,017,075
TXU Corp.	Ba1	4.446%	11/16/06	100	99,232
Xcel Energy, Inc.	Baa1	3.40%	07/01/08	1,330	1,281,761
Xcel Energy, Inc.	Baa1	7.00%	12/01/10	1,850	1,991,029

					52,404,459

Energy – Integrated — 0.3%
Conoco Funding Co., (Canada)	A1	6.35%	10/15/11	2,480	2,657,263
Tosco Corp.	A1	7.25%	01/01/07	1,500	1,529,889

					4,187,152

SEE NOTES TO FINANCIAL STATEMENTS.

B19

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Energy – Other — 1.2%
B.J. Services Co.	Baa1	7.00%	02/01/06	$5,000	$5,007,009
GS Caltex Corp., 144A(h)	Baa1	7.75%	07/25/11	3,250	3,627,566
Halliburton Co.	Baa1	5.50%	10/15/10	625	638,350
Occidental Petroleum Corp.	A3	4.25%	03/15/10	3,250	3,170,362
Talisman Energy, Inc., (Canada)	Baa1	5.125%	05/15/15	2,300	2,279,468

					14,722,755

Foods — 1.1%
Cadbury Schweppes US Finance LLC, 144A(h)	Baa2	3.875%	10/01/08	2,600	2,524,915
HJ Heinz Co., 144A(h)	Baa1	6.428%	12/01/08	3,550	3,646,809
Kraft Foods, Inc.	A3	5.625%	11/01/11	860	882,357
Kraft Foods, Inc.	A3	6.25%	06/01/12	1,425	1,503,295
The Kroger Co.	Baa2	6.75%	04/15/12	1,375	1,446,013
Tricon Global Restaurants, Inc.	Baa3	8.875%	04/15/11	1,705	1,952,089
Tyson Foods, Inc.	Baa3	7.25%	10/01/06	1,250	1,270,016

					13,225,494

Gaming — 0.3%
Harrah’s Operating Co., Inc.	Baa3	5.75%	10/01/17	3,460	3,367,604
Mandalay Resorts Group	Ba3	9.375%	02/15/10	33	36,542

					3,404,146

Health Care & Pharmaceutical — 2.1%
Cardinal Health, Inc.	Baa3	5.85%	12/15/17	3,130	3,183,720
HCA, Inc.	Ba2	7.125%	06/01/06	7,000	7,057,401
HCA, Inc.	Ba2	8.36%	04/15/24	2,900	3,161,867
Merck & Co., Inc.	Aa3	5.95%	12/01/28	255	261,510
OMEGA Healthcare Investors, Inc.	B1	6.95%	08/01/07	2,575	2,649,031
Omnicare, Inc.	Ba3	6.875%	12/15/15	2,300	2,334,500
Wellpoint, Inc.	Baa1	5.00%	12/15/14	1,310	1,286,818
Wyeth(b)	Baa1	5.50%	03/15/13	1,250	1,267,210
Wyeth, 144A(h)	Baa1	6.00%	02/15/36	1,625	1,673,402
Wyeth(b)	Baa1	6.45%	02/01/24	2,370	2,563,179

					25,438,638

Insurance — 0.7%
Allstate Corp.	A1	5.55%	05/09/35	4,865	4,767,520
American International Group, Inc.	Aa2	4.25%	05/15/13	1,820	1,731,055
American International Group, Inc., 144A(h)	Aa2	5.05%	10/01/15	315	309,150
Everest Reinsurance Holdings, Inc.	A3	5.40%	10/15/14	1,900	1,873,812
Marsh & McLennan Cos., Inc.	Baa2	5.75%	09/15/15	275	277,210
XL Capital Ltd. Class A, (Cayman Islands)	A3	5.25%	09/15/14	140	136,651

					9,095,398

Lodging — 0.8%
Carnival Corp., (Panama)	A3	3.75%	11/15/07	3,600	3,519,087
Carnival PLC, (United Kingdom)	A3	7.30%	06/01/07	825	849,488
Royal Caribbean Cruises. Ltd., (Liberia)	Ba1	6.875%	12/01/13	2,210	2,340,699
Starwood Hotels & Resorts Worldwide, Inc.	Ba1	7.375%	05/01/07	3,000	3,060,000

					9,769,274

Media & Entertainment — 1.2%
Clear Channel Communications, Inc.	Baa3	8.00%	11/01/08	4,720	5,018,068
Comcast Cable Communications Holdings, Inc.	Baa2	9.455%	11/15/22	1,550	2,030,805
Comcast Corp.(a)	Baa2	6.50%	11/15/35	2,975	3,031,695
Thomson Corp. (Canada)	A3	5.75%	02/01/08	2,750	2,789,086
Time Warner, Inc.	Baa1	7.70%	05/01/32	1,650	1,855,687
Viacom, Inc.	Baa3	7.875%	07/30/30	490	559,524

					15,284,865

SEE NOTES TO FINANCIAL STATEMENTS.

B20

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Metals — 0.7%
Alcan, Inc.	Baa1	5.75%	06/01/35	$ 2,050	$1,996,024
Asia Aluminum Holdings, Ltd., (Bermuda), 144A(h)	Ba3	8.00%	12/23/11	1,500	1,464,375
Noranda, Inc.	Baa3	6.20%	06/15/35	2,150	2,088,790
Oregon Steel Mills, Inc.	Ba3	10.00%	07/15/09	3,065	3,279,549

					8,828,738

Non-Captive Finance — 1.8%
Berkshire Hathaway Finance Corp.	Aaa	4.75%	05/15/12	3,400	3,361,036
CIT Group, Inc.	A2	5.50%	11/30/07	235	237,307
General Electric Capital Corp.	Aaa	4.875%	10/21/10	11,200	11,175,181
HSBC Finance Corp.	A1	5.00%	06/30/15	2,850	2,771,383
HSBC Finance Corp.	A1	5.25%	04/15/15	2,765	2,739,875
HSBC Finance Corp.	A1	6.75%	05/15/11	550	590,244
Residential Capital Corp.	Baa3	6.875%	06/30/15	1,550	1,647,007

					22,522,033

Non-Corporate Foreign Agency — 1.2%
Gazprom OAO, (Russia)	BB(f)	10.50%	10/21/09	1,685	1,950,893
Pemex Project Funding Master Trust, (Mexico), 144A(h)	Baa1	9.10%	09/15/07	4,450	4,717,000
Petronas Capital, Ltd., (Malaysia), 144A(h)	A1	7.00%	05/22/12	7,300	8,035,964

					14,703,857

Non-Corporate Sovereign — 6.4%
Australian Government, (Australia)	Aaa	6.25%	04/15/15	AUD 4,005	3,159,187
Canadian Government Bond, (Canada)	Aaa	5.00%	06/01/14	CAD 3,395	3,136,034
Deutsche Bundesrepublik, (Denmark)	Aaa	3.75%	01/04/15	EUR 2,630	3,225,951
Federal Republic of Argentina, (Argentina)	B3	3.00%	04/30/13	$2,820	2,271,228
Federal Republic of Brazil, (Brazil)(a)	Ba3	9.25%	10/22/10	5,325	5,958,675
Federal Republic of Brazil, (Brazil)	Ba3	11.25%	07/26/07	565	612,743
Government of Hungary, (Hungary)	A1	8.00%	02/12/15	HUF 674,920	3,379,533
Government of Japan, (Japan)	A2	1.30%	03/20/14	JPY 395,100	3,345,109
Government of New Zealand, (New Zealand)	Aaa	6.00%	04/15/15	NZD 5,275	3,681,391
Province of Quebec, (Canada)	A1	6.75%	11/09/15	NZD 4,640	3,202,961
Republic of Panama, (Panama)	Ba1	4.688%	07/17/14	$2,126	2,109,569
Republic of Panama, (Panama)	Ba1	9.375%	07/23/12	1,295	1,515,150
Republic of Peru, (Peru)	Ba3	5.00%	03/07/17	735	685,388
Republic of Peru, (Peru)	Ba3	5.00%	03/07/17	1,669	1,597,780
Republic of Peru, (Peru)	Ba3	8.375%	05/03/16	1,635	1,794,413
Republic of Philippines, (Philippines)(a)	B1	9.875%	01/15/19	1,920	2,277,600
Republic of Poland, (Poland)	A2	6.25%	10/24/15	PLN 28,725	9,617,539
Republic of Poland, (Poland)	A2	8.50%	05/12/07	PLN 16,920	5,473,384
Republic of Uruguay, (Uruguay)	B3	7.25%	02/15/11	$ 660	671,550
Russian Government International Bond (Russia), 144A(h)	Baa2	8.25%	03/31/10	2,650	2,812,313
United Kingdom Gilt, (Great Britain)	Aaa	5.00%	09/07/14	GBP 1,630	2,984,440
United Mexican States, (Mexico)(a)	Baa1	8.375%	01/14/11	$8,000	9,120,000
United Mexican States, (Mexico)	Baa1	10.00%	12/05/24	MXP 55,400	5,889,881

					78,521,819

Paper — 0.2%
Georgia-Pacific Corp.	Ba2	8.875%	05/15/31	1,400	1,403,500
Jefferson Smurfit Corp.	B2	8.25%	10/01/12	49	47,040
Weyerhaeuser Co.	Baa2	7.375%	03/15/32	460	511,386

					1,961,926

Pipelines & Other — 1.5%
Atmos Energy Corp.(e)	Baa3	4.00%	10/15/09	5,300	5,082,822
Enterprise Products Operating LP(a)	Baa3	4.00%	10/15/07	4,000	3,916,416
Enterprise Products Operating LP	Baa3	5.60%	10/15/14	2,725	2,722,872
Oneok, Inc	Baa2	5.51%	02/16/08	6,000	6,023,712

					17,745,822

SEE NOTES TO FINANCIAL STATEMENTS.

B21

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Real Estate Investment Trusts — 0.3%
Equity One, Inc.	Baa3	3.875%	04/15/09	$1,450	$1,376,985
Post Apartment Homes LP	Baa3	5.45%	06/01/12	2,300	2,257,388

					3,634,373

Retailers — 1.1%
May Department Stores Co.	Baa1	6.65%	07/15/24	900	946,261
May Department Stores Co.	Baa1	6.70%	07/15/34	1,215	1,294,088
The Gap, Inc.	Baa3	6.90%	09/15/07	8,875	9,068,484
Wal-Mart Stores, Inc.	Aa2	5.25%	09/01/35	2,425	2,353,889

					13,662,722

Structured Notes — 2.6%
Dow Jones CDX HY, 144A(a)(h)	B3	8.25%	12/29/10	16,500	16,541,249
Dow Jones CDX HY, 144A(a)(h)	B3	8.75%	12/29/10	7,821	7,850,329
Preferred Term Securities X, Class A-1, 144A(g)(h)(i)	Aaa	4.68%	07/03/33	3,900	3,939,001
Trains HY, 144A(a)(h)	B1	zero	06/15/15	3,556	3,653,890

					31,984,469

Technology — 1.7%
Certegy, Inc.	Baa2	4.75%	09/15/08	1,900	1,899,400
Equifax, Inc.	Baa1	4.95%	11/01/07	1,340	1,339,160
International Business Machines Corp.	A1	8.375%	11/01/19	575	746,644
Jabil Circuit, Inc.	Baa3	5.875%	07/15/10	2,000	2,031,260
Motorola, Inc.	Baa2	4.608%	11/16/07	2,870	2,852,068
Motorola, Inc.	Baa2	7.625%	11/15/10	146	162,299
Sanmina-SCI Corp.(a)	Ba2	10.375%	01/15/10	1,210	1,337,050
Seagate Technology International	Ba2	8.00%	05/15/09	1,030	1,081,500
Sun Microsystems, Inc.	Ba1	7.50%	08/15/06	5,835	5,915,278
SunGard Data Systems, Inc.	B2	3.75%	01/15/09	720	655,200
SunGard Data Systems, Inc.	B2	4.875%	01/15/14	2,350	2,044,500
SunGard Data Systems, Inc., 144A(a)(h)	B3	9.125%	08/15/13	940	972,900

					21,037,259

Telecommunications — 5.2%
ALLTEL LP, 144A(h)(i)	A2	8.00%	08/15/10	1,550	1,724,645
AT&T, Corp.(a)	A2	9.75%	11/15/31	2,475	3,108,907
AT&T, Corp.	A2	4.125%	09/15/09	4,150	4,007,335
BellSouth Corp.	A2	4.20%	09/15/09	2,750	2,671,309
Citizens Communications Co.	Ba3	7.60%	06/01/06	1,510	1,526,988
Citizens Communications Co.	Ba3	7.625%	08/15/08	903	941,378
New Cingular Wireless Services, Inc.	Baa2	8.125%	05/01/12	1,815	2,097,102
New Cingular Wireless Services, Inc.	Baa2	8.75%	03/01/31	2,375	3,146,443
LCI International, Inc.,(i)	NR	7.25%	06/15/07	6,675	6,708,374
Sprint Capital Corp.	Baa2	4.78%	08/17/06	6,665	6,659,648
Sprint Capital Corp.	Baa2	6.90%	05/01/19	2,800	3,083,889
Sprint Capital Corp.	Baa2	8.75%	03/15/32	2,215	2,939,482
Telecom Italia Capital, (Luxemburg)	Baa2	5.25%	10/01/15	1,910	1,855,147
Telecom de Puerto Rico, (Puerto Rico)(a)	Baa1	6.65%	05/15/06	6,800	6,837,970
Telecom de Puerto Rico, (Puerto Rico)	Baa1	6.80%	05/15/09	4,365	4,535,641
TELUS Corp., (Canada)	Baa2	7.50%	06/01/07	6,250	6,453,969
TELUS Corp., (Canada)	Baa2	8.00%	06/01/11	150	168,159
Verizon Wireless Capital, Inc.	A3	5.375%	12/15/06	5,900	5,919,435

					64,385,821

Tobacco — 0.6%
Altria Group, Inc.	Baa2	7.65%	07/01/08	1,100	1,165,047
Altria Group, Inc.	Baa2	7.75%	01/15/27	980	1,163,427
RJ Reynolds Tobacco Holdings, Inc., 144A(a)(h)	Ba2	6.50%	07/15/10	5,600	5,572,000

					7,900,474

SEE NOTES TO FINANCIAL STATEMENTS.

B22

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Government Agency Obligations — 0.8%
Fedederal Farm Credit Bank	Aaa	4.15%	05/15/13	$1,600	$1,539,285
Federal Home Loan Mortgage Corp.	Aaa	4.75%	01/18/11	1,105	1,104,428
Federal Home Loan Mortgage Corp.	Aaa	4.75%	11/17/15	4,695	4,659,703
Federal National Mortgage Association	Aaa	4.75%	12/15/10	1,130	1,130,012
Federal National Mortgage Association	Aaa	6.625%	11/15/30	170	209,615
Tennessee Valley Authority	Aaa	5.88%	04/01/36	1,315	1,493,919

					10,136,962

U.S. Government Mortgage-Backed Securities — 33.9%
Federal Home Loan Mortgage Corp.	Aaa	4.50%	11/01/18-05/01/19	19,929	19,424,938
Federal Home Loan Mortgage Corp.	Aaa	5.00%	01/01/19-05/01/34	10,068	9,897,466
Federal Home Loan Mortgage Corp.	Aaa	5.00%	TBA	11,000	10,700,622
Federal Home Loan Mortgage Corp.	Aaa	5.50%	10/01/33-01/12/34	7,336	7,294,731
Federal Home Loan Mortgage Corp.	Aaa	6.00%	11/01/33-05/01/34	8,323	8,410,671
Federal Home Loan Mortgage Corp.	Aaa	6.00%	TBA	2,500	2,524,220
Federal Home Loan Mortgage Corp.	Aaa	6.50%	07/01/32	4,155	4,265,414
Federal Home Loan Mortgage Corp.	Aaa	7.00%	10/01/32-11/01/33	8,829	9,197,757
Federal National Mortgage Association	Aaa	4.00%	05/01/2019	9,290	8,881,178
Federal National Mortgage Association	Aaa	4.50%	01/01/19-02/01/35	35,524	34,388,606
Federal National Mortgage Association	Aaa	4.50%	TBA	11,000	10,700,932
Federal National Mortgage Association	Aaa	5.00%	01/01/19-03/01/34	55,268	53,892,437
Federal National Mortgage Association	Aaa	5.00%	TBA	18,500	17,972,655
Federal National Mortgage Association	Aaa	5.50%	12/01/16-02/01/34	86,503	86,044,612
Federal National Mortgage Association	Aaa	5.50%	TBA	27,500	27,225,000
Federal National Mortgage Association	Aaa	6.00%	09/01/17-02/01/35	26,608	26,929,531
Federal National Mortgage Association	Aaa	6.00%	TBA	31,500	31,785,453
Federal National Mortgage Association	Aaa	6.50%	11/01/09-11/01/33	9,763	10,038,782
Federal National Mortgage Association	Aaa	7.00%	05/15/32-06/01/32	893	932,081
Federal National Mortgage Association	Aaa	9.00%	10/01/16-09/01/21	36	37,653
Government National Mortgage Association	Aaa	5.50%	05/15/33-06/20/35	12,485	12,555,076
Government National Mortgage Association	Aaa	6.00%	12/15/25-11/15/34	14,096	14,427,334
Government National Mortgage Association	Aaa	6.50%	09/15/32-11/15/33	8,336	8,709,516
Government National Mortgage Association	Aaa	7.50%	10/15/25-02/15/26	233	245,835

					416,482,500

U.S. Government Treasury Securities — 3.1%
United States Treasury Bonds(a)	Aaa	5.375%	02/15/31	5,710	6,413,935
United States Treasury Notes(a)	Aaa	4.375%	11/15/08	1,165	1,165,182
United States Treasury Notes(a)	Aaa	4.375%	12/15/10	11,755	11,764,180
United States Treasury Notes	Aaa	1.875%	07/15/15	2,949	2,900,220
United States Treasury Notes(a)	Aaa	4.50%	11/15/15	14,895	15,017,183
United States Treasury Strip Principal	Aaa	Zero	11/15/27	2,940	1,078,163

					38,338,863

TOTAL LONG-TERM BONDS (cost $1,207,245,864)					1,206,497,511

SHORT-TERM INVESTMENTS — 19.2%				Shares
Mutual Funds — 19.2%
Dryden Core Investment Fund — Dryden Short-Term Bond Series(d)				6,543,614	65,430,904
Dryden Core Investment Fund — Taxable Money Market Fund Series (includes $118,044,608 of cash collateral received for securities on loan) (Note 4)(c)(d)				170,734,742	170,734,742

TOTAL MUTUAL FUNDS (cost $236,170,881)					236,165,646

SEE NOTES TO FINANCIAL STATEMENTS.

B23

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

SHORT-TERM INVESTMENTS (Continued) OUTSTANDING OPTIONS PURCHASED	Contracts	Value (Note 2)
Call Options
90 Day Euro, expiring 9/18/06 @ $95.25 (cost $149,474)	129	$54,019

TOTAL SHORT-TERM INVESTMENT (cost $236,320,355)		236,219,665

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 117.2% (Cost $1,443,566,219; Note 6)		1,442,717,176

OUTSTANDING OPTIONS WRITTEN
Call Options
90 Day Euro, expiring 9/18/06 @ $95.75 (premium received $68,013)	(129)	(15,319)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 117.2% (Cost $ 1,443,498,206)		1,442,701,857
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (17.2%)		(212,055,874)

TOTAL NET ASSETS — 100.0%		$1,230,645,983

The following abbreviations are used in portfolio descriptions:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
MXP	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
NR	Not Rated by Moody’s or Standard & Poor’s
MTN	Medium Term Note
TBA	Securities purchased on a forward commitment basis

(a)	All or portion of security is on loan. The aggregate market value of such securities is $115,342,737; cash collateral of $118,044,608 (included in liabilities) was received with which the Portfolio purchased highly liquid short term investments.

(b)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series and the Dryden Core Investment Fund – Dryden Short-Term Bond Series.

(e)	Security segregated as collateral for future contracts.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2005.

(h)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(i)	Indicates a security that has been deemed illiquid.

(j)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, interest rate swaps, credit default swaps and foreign currency contracts as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

B24

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation/ (Depreciation)
Long Positions:
592	Eurodollar Futures	Mar 2006	$141,015,657	$140,933,000	$(82,657)
515	U. S. Treasury 30 Yr. Bond	Mar 2006	57,690,876	58,806,563	1,115,687
52	Fed Funds	Apr 2006	20,659,834	20,660,819	985
53	U.S. Treasury 5 Yr. Notes	Mar 2006	5,605,642	5,636,219	30,577

					1,064,592

Short Positions:
1467	U.S. Treasury 2 Yr. Notes	Mar 2006	301,103,153	301,010,063	93,090
168	U.S. Treasury 10 Yr. Notes	Mar 2006	18,225,174	18,380,250	(155,076)

					(61,986)

					$1,002,606

Forward Foreign currency exchange contracts outstanding at December 31, 2005:

Foreign Currency Contract	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar expiring 01/19/06	$2,844,000	$2,763,902	$(80,098)
expiring 01/19/06	3,097,483	3,097,140	(343)
Canadian Dollar expiring 01/04/06	3,149,504	3,156,793	7,289
Euro Dollar expiring 01/24/06	2,921,200	2,899,397	(21,803)
Norwegian Krone expiring 01/23/06	5,597,796	5,507,541	(90,255)
New Zealand Dollar expiring 01/19/06	45,061	45,621	560
expiring 01/19/06	3,089,200	3,090,550	1,350

	20,744,244	20,560,944	(183,300)

Sold:
Australian Dollar expiring 01/04/06	3,098,752	3,098,747	5
expiring 01/19/06	6,229,264	6,051,737	177,527
expiring 01/19/06	3,073,800	3,039,115	34,685
Canadian Dollars expiring 01/12/06	3,150,180	3,157,554	(7,374)
Euro Dollar expiring 01/24/06	3,302,857	3,297,142	5,715
Hungarian Forint expiring 01/20/06	3,558,388	3,499,940	58,448
Mexican Peso expiring 01/12/06	3,269,563	3,233,709	35,854
Norwegian Krone expiring 01/23/06	5,593,874	5,507,541	86,333
New Zealand Dollar expiring 01/19/06	3,962,845	3,815,665	147,180
expiring 01/19/06	3,073,800	3,053,319	20,481
Polish Zloty expiring 01/20/06	10,715,994	10,589,602	126,392
expiring 01/20/06	3,342,902	3,324,259	18,643
expiring 01/20/06	1,475,400	1,475,154	246

	53,847,619	53,143,484	704,135

			$520,835

SEE NOTES TO FINANCIAL STATEMENTS.

B25

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest rate swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.(a)	7/14/2010	$17,000	5.046%	3 month LIBOR	$143,253
Merrill Lynch Capital Services(b)	12/15/2015	6,100	5.090%	3 month LIBOR	93,742
Merrill Lynch Capital Services(b)	12/15/2025	6,100	5.25%	3 month LIBOR	177,567

					$414,562

(a)	Portfolio pays the floating rate and receives the fixed rate.

(b)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.(a)	9/20/2015	$4,000	0.57%	Dow Chemical Co., 6.00%, due 10/1/12	$23,685
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	1,855	0.75%	RPM International, Inc., 6.25%, due 12/15/13	(6,894)
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	3,295	0.60%	RPM International, Inc., 6.25%, due 12/15/13	5,849
Morgan Stanley Capital Services, Inc.(a)	12/20/2014	5,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	219,064
Morgan Stanley Capital Services, Inc.(a)	6/20/2009	4,000	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	46,044

					$287,748

(a)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

(b)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B26

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

U.S. Government Mortgage-Backed Securities	33.9%
Mutual Funds (including 9.6% of collateral received for securities on loan)	19.2
Commercial Mortgage-Backed Securities	8.7
Non-Corporate Sovereign	6.4
Telecommunications	5.2
Electric	4.3
Asset-Backed Securities	3.5
U.S. Government Treasury Securities	3.1
Banking	2.8
Structured Notes	2.6
Capital Goods	2.2
Chemicals	2.2
Health Care & Pharmaceutical	2.1
Automotive	2.0
Non-Captive Finance	1.8
Technology	1.7
Pipelines & Other	1.5
Building Materials & Construction	1.2
Energy — Other	1.2
Media & Entertainment	1.2
Non-Corporate Foreign Agency	1.2
Collateralized Mortgage Obligations	1.1
Foods	1.1
Retailers	1.1
Lodging	0.8
U.S. Government Agency Obligations	0.8
Insurance	0.7
Metals	0.7
Aerospace/Defense	0.6
Tobacco	0.6
Cable	0.4
Energy — Integrated	0.3
Gaming	0.3
Real Estate Investment Trusts	0.3
Airlines	0.2
Paper	0.2

117.2
Other liabilities in excess of other assets	(17.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B27

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.1%		Value (Note 2)
COMMON STOCKS	Shares
Air Freight & Logistics
United Parcel Service, Inc. (Class “B” Stock)	1,735	$130,385

Aerospace & Defense — 3.4%
Honeywell International, Inc.	1,107,600	41,258,100
Boeing Co.	815,857	57,305,796
Lockheed Martin Corp.	300,683	19,132,459
Raytheon Co.	700,265	28,115,640

		145,811,995

Beverages — 1.7%
PepsiCo, Inc.	1,223,223	72,268,015

Biotechnology — 2.6%
Amgen, Inc.*	730,067	57,573,084
Genetech, Inc.	281,513	26,039,952
Gilead Sciences, Inc.*	496,752	26,144,058

		109,757,094

Building & Building Products — 0.5%
American Standard Cos., Inc.	509,047	20,336,428

Building Materials — 0.6%
Masco Corp.	814,662	24,594,646

Business Services
Accenture Ltd. (Class “A” Stock)*	2,802	80,894

Capital Markets — 4.8%
Bank of New York Co., Inc. (The)	80,300	25,489,555
Goldman Sachs Group, Inc.	379,112	48,416,393
Mellon Financial Corp.	16,538	566,427
Merrill Lynch & Co., Inc.	1,109,249	75,129,435
Schwab, (Charles) Corp.	1,905,100	27,947,817
UBS AG	267,600	25,462,140

		203,011,767

Chemicals — 1.6%
Air Products & Chemicals, Inc.	900	53,271
Du Pont de Nemours & Co.	1,093,614	46,478,595
Ecolab, Inc.	555,628	20,152,628

		66,684,494

Clothing & Apparel
Cintas Corp.	844	34,756

Commercial Banks — 3.4%
Bank of America Corp.	1,376,948	63,546,150
Royal Bank of Scotland Group PLC (United Kingdom)	509,900	15,396,220
Wachovia Corp.	381,635	20,173,226
Wells Fargo & Co.	754,857	47,427,665

		146,543,261

Commercial Services & Supplies — 0.6%
Waste Management, Inc.	883,600	26,817,260

Communication Equipment — 1.1%
Cisco Systems, Inc.*	12,989	222,372
Corning, Inc.	2,475	48,658
Motorola, Inc.	396,262	8,951,558
Nokia Corp., ADR (Finland)	1,081,242	19,786,728

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Communication Equipment (cont’d.)
Nortel Networks Corp.* (Canada)	19,265	$58,951
QUALCOMM, Inc.	433,160	18,660,533

		47,728,800

Computer Networking — 0.5%
IBM Business Machines Corp.	269,650	22,165,230

Computers & Peripherals — 0.9%
Apple Computer, Inc.*	357,600	25,707,864
Dell, Inc.*	415,441	12,459,075
EMC Corp.*	8,140	110,867
Sun Microsystems Inc.	5,400	22,626

		38,300,432

Conglomerates
Cooper Industries Ltd. (Class “A” Stock) (Bermuda)	410	29,930

Consumer Finance — 1.4%
American Express Co.	1,185,846	61,023,635

Diversified — 0.4%
Textron, Inc.	230,585	17,750,433

Diversified Financial Services — 2.2%
Capital One Financial Corp.	345,575	29,857,680
Citigroup, Inc.	467,404	22,683,116
Freddie Mac	1,390	90,837
J.P. Morgan Chase & Co.	1,095,547	43,482,260

		96,113,893

Diversified Telecommunication Services
Verizon Communications Inc.	17,543	528,395

Electric Utilities — 0.8%
Exelon Corp.	626,600	33,297,524

Electronic Components — 0.1%
Dolby Laboratories, Inc. (Class “A” Stock)*	274,258	4,676,099

Energy Equipment & Services — 3.1%
BJ Services Co.	5,010	183,717
Cooper Cameron Corp.*	6,490	268,686
ENSCO International, Inc.	315,026	13,971,403
GlobalSantaFe Corp.	1,260,336	60,685,178
Halliburton Co.	488,500	30,267,460
Weatherford International, Inc. Ltd.*	697,200	25,238,640

		130,615,084

Energy Traders — 0.8%
TXU Corp.	717,200	35,996,268

Financial – Bank & Trust — 0.5%
Golden West Financial Corp.	333,657	22,021,362
PNC Financial Services Group, Inc.	1,986	122,794

		22,144,156

Financial – Brokerage
Ameriprise Financial, Inc.	177	7,257

Food & Staples Retailing — 2.4%
Kroger Co. (The)*	1,645,700	31,070,816
Wal-Mart Stores, Inc.	1,010,792	47,305,066
Whole Foods Market, Inc.	334,000	25,848,260

		104,224,142

SEE NOTES TO FINANCIAL STATEMENTS.

B28

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Food Products — 2.3%
Cadbury Schweppes PLC, ADR (United Kingdom)	686,800	$26,297,572
Kellogg Co.	611,215	26,416,712
McCormick & Co., Inc.	617,523	19,093,811
Sara Lee Corp.	1,397,055	26,404,340

		98,212,435

Food
General Mills, Inc.	792	39,061

Health Care Equipment & Supplies — 0.9%
Alcon, Inc.	87,400	11,327,040
Medtronic, Inc.	1,486	85,549
St. Jude Medical, Inc.*	561,630	28,193,826

		39,606,415

Health Care Providers & Services — 3.7%
Caremark Rx, Inc.*	430,600	22,300,774
Coventry Health Care, Inc.*	375,623	21,395,486
Tenet Healthcare Corp.*	2,352	18,016
UnitedHealth Group, Inc.	1,390,847	86,427,233
Wellpoint, Inc.*	362,806	28,948,291

		159,089,800

Hotels & Motels — 0.5%
Station Casinos, Inc.	286,478	19,423,208

Hotels, Restaurants & Leisure — 1.2%
GTECH Holdings Corp.	831,700	26,398,158
McDonald’s Corp.	816,961	27,547,925
Outback Steakhouse, Inc.	560	23,301

		53,969,384

Household Durables — 0.4%
Newell Rubbermaid, Inc.	785,708	18,684,136

Household Products — 2.2%
Kimberly-Clark Corp.	345,964	20,636,753
Procter & Gamble Co.	1,254,459	72,608,087

		93,244,840

Industrial Conglomerates — 3.8%
General Electric Co.	3,771,026	132,174,461
Tyco International Ltd.	1,118,208	32,271,483

		164,445,944

Insurance — 4.3%
AFLAC, Inc.	400,970	18,613,027
Allstate Corp. (The)	2,922	157,993
American International Group, Inc.	1,100,528	75,089,025
Axis Capital Holdings Ltd.	811,700	25,389,976
Berkshire Hathaway, Inc. (Class “A” Stock)*	218	19,319,160
Chubb Corp.	198,832	19,415,945
Conseco, Inc.	2,165	50,163
Hartford Financial Service Group, Inc.	614	52,737
Loews Corp.	256,700	24,347,995

		182,436,021

Internet & Catalog Retail — 0.9%
eBay, Inc.*	869,571	37,608,946

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Internet Software & Services — 2.4%
Google, Inc. (Class “A” Stock)*	122,400	$50,778,864
Oracle Corp.*	10,373	126,654
Yahoo!, Inc.*	1,360,125	53,289,698

		104,195,216

Leisure Equipment & Products
Mattel, Inc.	2,812	44,486

Media — 2.1%
Comcast Corp. (Class “A” Stock)	2,900	75,284
Comcast Corp. (Special Class “A” Stock)*	1,045	26,846
EchoStar Communications Corp. (Class “A” Stock)	610,019	16,574,216
News Corp., Inc. (Class “A” Stock)	213,426	3,318,774
News Corp., Inc. (Class “B” Stock)	1,381,038	22,939,041
Time Warner, Inc.*	1,437,006	25,061,385
Univision Communications, Inc. (Class “A” Stock)*	1,102	32,388
Viacom, Inc. (Class “B” Stock)	709,839	23,140,751

		91,168,685

Metals & Mining — 6.2%
Barrick Gold Corp. (Canada)	1,746,706	48,680,696
Companhia Vale Do Rio Doce, ADR (Brazil)	1,203,700	49,520,218
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	967,600	52,056,880
Inco Ltd.	575,400	25,070,178
Newcrest Mining Ltd., ADR (Australia)	2,045,600	36,463,434
Phelps Dodge Corp.	238,100	34,255,447
Placer Dome, Inc. (Canada)	926,547	21,245,723

		267,292,576

Multi-Utilities — 1.2%
Sempra Energy	1,184,346	53,106,075

Multiline Retail — 1.6%
Federated Department Stores, Inc.	373,500	24,774,255
J. C. Penney Co., Inc.	1,300	72,280
Kohl’s Corp.*	530	25,758
Staples, Inc.	802,841	18,232,519
Target Corp.	497,713	27,359,284

		70,464,096

Office Electronics — 0.8%
Xerox Corp.*	2,246,100	32,905,365

Oil & Gas — 3.7%
Burlington Resources, Inc.	254,625	21,948,675
Exxon Mobil Corp.	798,528	44,853,318
Suncor Energy, Inc. (Canada)	788,491	49,746,213
Total SA, ADR (France)	338,663	42,807,003

		159,355,209

Oil, Gas & Consumable Fuels — 3.4%
Apache Corp.	546,210	37,426,309
Nexen, Inc.	1,436,331	68,412,446
Occidental Petroleum Corp.	509,800	40,722,824

		146,561,579

SEE NOTES TO FINANCIAL STATEMENTS.

B29

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Pharmaceuticals — 5.6%
Abbott Laboratories	3,655	$144,117
Eli Lilly & Co.	1,697	96,033
Johnson & Johnson	2,172	130,537
MedImmune, Inc.*	1,986	69,550
Merck & Co., Inc.	4,000	127,240
Novartis AG, ADR (Switzerland)	836,000	43,873,280
Pfizer, Inc.	2,648,875	61,771,765
Roche Hldgs Ltd., ADR (Switzerland)	397,800	29,775,767
Sanofi-Aventis, ADR (France)	1,178,122	51,719,556
Sepracor, Inc.*	309,515	15,970,974
Teva Pharmaceutical Industries Ltd., ADR (Israel)	848,412	36,490,200
Wyeth	6,609	304,477

		240,473,496

Retail & Merchandising — 1.5%
Best Buy Co., Inc.	897,089	39,005,430
Chico’s FAS, Inc.*	529,900	23,278,507
CVS Corp.	1,060	28,005
TJX Cos., Inc.	1,310	30,431

		62,342,373

Semiconductors & Semiconductor Equipment — 4.0%
Analog Devices, Inc.	1,080	38,740
Applied Materials, Inc.*	555,528	9,966,172
ASML Holding NV* (Netherlands)	788,116	15,825,369
Fisher Scientific International, Inc.*	275	17,011
Intel Corp.	2,197,762	54,856,140
KLA-Tencor Corp.*	552	27,230
Marvell Technology Group Ltd.*	581,005	32,588,570
Maxim Integrated Products, Inc.	671,300	24,327,912
Texas Instruments, Inc.	1,105,755	35,461,563
Xilinx, Inc.	1,070	26,975

		173,135,682

Software — 6.4%
Adobe Systems, Inc.	1,513,013	55,920,961
Cognos, Inc.* (Canada)	284,375	9,870,656
Computer Associates International, Inc.	1,036,100	29,207,659
Electronic Arts, Inc.*	783,809	41,001,049
Mercury Interactive Corp.*	922	25,622
Microsoft Corp.	3,719,595	97,267,409
NAVTEQ Corp.*	378,000	16,582,860
SAP AG, ADR (Germany)	500,300	22,548,521
Symantec Corp.*	13,210	231,175

		272,655,912

Specialty Retail — 0.5%
Bed Bath & Beyond, Inc.*	138,469	5,005,654
Home Depot, Inc.	1,445	58,494
Lowe's Cos., Inc.	246,292	16,417,825

		21,481,973

Supplies — 0.5%
Paychex, Inc.	547,510	20,871,081

Technology
Seagate Technology, Inc.	350	—

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Telecommunications — 0.9%
ADC Telecommunications, Inc.	893,211	$19,954,334
Alltel Corp.	281,748	17,778,299
Comverse Technology, Inc.*	25,703	683,443

		38,416,076

Textiles, Apparels & Luxury — 0.6%
Coach, Inc.*	710,500	23,688,070

Tobacco — 1.5%
Altria Group, Inc.*	837,700	62,592,944

Transportation
Expeditors International of Washington, Inc.	283	19,105
FedEx Corp.	250	25,848

		44,953

Wireless Telecommunications Services — 1.6%
Sprint Nextel Corp.	2,872,508	67,101,787

TOTAL LONG-TERM INVESTMENTS (cost $3,502,883,700)		4,205,330,097

SHORT-TERM INVESTMENTS — 15.7%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $672,787,774; includes $596,781,337 of cash collateral received for securities on loan) (Note 4) (b)(c)	672,787,774	672,787,774

TOTAL INVESTMENTS — 113.8% (cost $4,175,671,474; Note 6)		4,878,117,871
OTHER ASSETS IN EXCESS OF LIABILITIES — (13.8)%		(592,177,177)

NET ASSETS — 100.0%		$4,285,940,694

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security on loan. The aggregate market value of such securities is $573,434,139; cash collateral of $596,781,337 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B30

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Mutual Fund (including 13.9% of collateral received for securities on loan)	15.7%
Software	6.4
Metals & Mining	6.2
Pharmaceuticals	5.6
Capital Markets	4.8
Insurance	4.3
Semiconductors & Semiconductor Equipment	4.0
Industrial Conglomerates	3.8
Health Care Providers & Services	3.7
Oil & Gas	3.7
Aerospace/Defense	3.4
Commercial Banks	3.4
Oil, Gas & Consumable Fuels	3.4
Energy Equipment & Services	3.1
Biotechnology	2.6
Food & Staples Retailing	2.4
Internet Software & Services	2.4
Food Products	2.3
Diversified Financial Services	2.2
Household Products	2.2
Media	2.1
Beverages	1.7
Chemicals	1.6
Multiline Retail	1.6
Wireless Telecommunications Services	1.6
Retail & Merchandising	1.5
Tobacco	1.5
Consumer Finance	1.4
Multi-Utilities	1.2
Hotels, Restaurants & Leisure	1.2
Communication Equipment	1.1
Computers & Peripherals	0.9
Health Care Equipment & Supplies	0.9
Internet & Catalog Retail	0.9
Telecommunications	0.9
Electric Utilities	0.8
Energy Traders	0.8
Office Electronics	0.8
Building Materials	0.6
Commercial Services & Supplies	0.6
Textiles, Apparels & Luxury	0.6
Building & Building Products	0.5
Computer Networking	0.5
Financial — Bank & Trust	0.5
Hotels & Motels	0.5
Specialty Retail	0.5
Supplies	0.5
Diversified	0.4
Household Durables	0.4
Electronic Components	0.1

113.8
Liabilities in excess of other assets	(13.8)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B31

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 94.8%		Value (Note 2)
COMMON STOCKS — 69.4%	Shares
Aerospace/Defense — 1.9%
Armor Holdings, Inc.(a)	68,900	$2,938,585
General Dynamics Corp.	129,900	14,815,095
Honeywell International, Inc.	40,200	1,497,450
Lockheed Martin Corp.	347,300	22,098,699
Northrop Grumman Corp.	319,100	19,181,101
Raytheon Co.	126,400	5,074,960
Rockwell Collins, Inc.	6,100	283,467
United Technologies Corp.	4,900	273,959

		66,163,316

Apparel — 0.3%
Liz Claiborne, Inc.(b)	76,700	2,747,394
The Gap, Inc.	166,400	2,935,296
V.F. Corp.	62,000	3,431,080

		9,113,770

Autos – Cars & Trucks — 1.0%
AutoNation, Inc.(a)(b)	67,100	1,458,083
Ford Motor Co.(b)	563,000	4,346,360
General Motors Corp.(b)	133,200	2,586,744
Harley-Davidson, Inc.(b)	297,100	15,297,679
PACCAR, Inc.	184,800	12,793,704

		36,482,570

Banks & Savings & Loans — 4.1%
AmSouth Bancorporation(b)	62,600	1,640,746
Bank of America Corp.(b)	966,882	44,621,605
Bank of New York Co., Inc. (The)	12,000	382,200
BB&T Corp.(b)	201,200	8,432,292
Comerica, Inc.	163,700	9,291,612
First BanCorp. (Puerto Rico)	135,000	1,675,350
Huntington Bancshares, Inc.	47,400	1,125,750
KeyCorp.	268,500	8,841,705
National City Corp.(b)	237,900	7,986,303
North Fork Bancorporation, Inc.	76,700	2,098,512
Popular, Inc.	13,300	281,295
Sovereign Bancorp, Inc.	70,600	1,526,372
SunTrust Banks, Inc.	55,400	4,030,904
SVB Financial Group(a)(b)	11,100	519,924
TD Banknorth, Inc.(b)	54,200	1,574,510
U.S. Bancorp	837,432	25,030,842
Wachovia Corp.(b)	270,400	14,293,344
Wells Fargo & Co.	188,200	11,824,606
Zions Bancorporation	13,900	1,050,284

		146,228,156

Biotechnology — 0.3%
Biogen Idec, Inc.(a)	195,400	8,857,482

Chemicals — 0.6%
Chemtura Corp.	69,400	881,380
Eastman Chemical Co.	105,100	5,422,109
Lyondell Chemical Co.	48,200	1,148,124
Neurocrine Biosciences, Inc.(a)	31,700	1,988,541
Rohm and Haas Co.	18,900	915,138
The Dow Chemical Co.	266,600	11,682,412

		22,037,704

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services — 0.1%
Aramark Corp., (Class “B” Stock)	900	$25,002
Convergys Corp.(a)	4,200	66,570
Corporate Executive Board Co.	5,500	493,350
Moody’s Corp.(b)	12,100	743,182
Robert Half International, Inc.	66,400	2,515,896

		3,844,000

Computers — 1.7%
Dell, Inc.(a)	173,000	5,188,270
Hewlett-Packard Co.	533,365	15,270,240
International Business Machines Corp.	498,600	40,984,920

		61,443,430

Computer Services — 3.5%
Black Box Corp.	19,400	919,172
Cisco Systems, Inc.(a)	1,009,000	17,274,080
Computer Sciences Corp.(a)	144,500	7,317,480
Digital Insight Corp.(a)(b)	83,600	2,676,872
EMC Corp.(a)	813,700	11,082,594
Komag, Inc.(a)	5,700	197,562
Lexmark International, Inc.(a)	105,300	4,720,599
Microsoft Corp.	1,706,900	44,635,435
MicroStrategy, Inc., (Class “A” Stock)(a)	64,300	5,320,182
Network Appliance, Inc.(a)	117,900	3,183,300
Oracle Corp.(a)	2,094,100	25,568,961
Synaptics, Inc.(a)	80,900	1,999,848

		124,896,085

Construction — 0.6%
Eagle Materials, Inc.	21,400	2,618,504
Martin Marietta Materials, Inc.	80,700	6,191,304
Masco Corp.	222,200	6,708,218
Standard Pacific Corp.	118,800	4,371,840
USG Corp.(a)	30,800	2,002,000

		21,891,866

Consumer Products — 0.4%
Coach, Inc.(a)	398,100	13,272,654

Containers & Packaging — 0.2%
Ball Corp.	96,300	3,825,036
Egl, Inc.(a)	44,500	1,671,865

		5,496,901

Cosmetics & Soaps — 0.8%
Procter & Gamble Co.	514,505	29,779,549

Data Processing/Management
Alliance Data Systems Corp.(a)(b)	11,500	409,400

Distribution/Wholesaler — 0.3%
CDW Corp.(b)	138,200	7,956,174
Fastenal Co.(b)	67,400	2,641,406
The Sherwin-Williams Co.	3,800	172,596

		10,770,176

Diversified Operations — 3.7%
3M Co.	319,200	24,738,000
Cendant Corp.	80,300	1,385,175

SEE NOTES TO FINANCIAL STATEMENTS.

B32

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Operations (cont’d.)
Chemed Corp.	22,500	$1,117,800
Cooper Industries Ltd. (Class “A” Stock) (Bermuda)	56,600	4,131,800
Eaton Corp.	137,200	9,204,748
General Electric Co.	1,961,200	68,740,060
Illinois Tool Works, Inc.	42,200	3,713,178
Ingersoll-Rand Co. (Class “A” Stock)	410,800	16,583,996

		129,614,757

Drugs & Medical Supplies — 6.7%
Abbott Laboratories	233,700	9,214,791
Allergan, Inc.(b)	154,700	16,701,412
American Medical Systems Holdings, Inc.(a)	33,300	593,739
Amgen, Inc.(a)	356,308	28,098,449
Bausch & Lomb, Inc.(b)	64,200	4,359,180
Baxter International, Inc.	461,400	17,371,710
Becton, Dickinson & Co.	192,400	11,559,392
C.R. Bard, Inc.	69,100	4,555,072
Dade Behring Holdings, Inc.	27,800	1,136,742
Hospira, Inc.(a)	12,920	552,718
Johnson & Johnson (b)	776,998	46,697,579
Laboratory Corp. of America Holdings(a)(b)	80,300	4,324,155
Lilly (Eli) & Co.	23,500	1,329,865
Medtronic, Inc.	195,800	11,272,206
Merck & Co., Inc.(b)	778,500	24,764,085
Palomar Medical Technologies, Inc.(a)	34,500	1,208,880
Pfizer, Inc.	1,967,565	45,883,616
Quest Diagnostics, Inc.	126,900	6,532,812
Techne Corp.(a)	3,100	174,065
Thoratec Corp.(a)(b)	70,700	1,462,783

		237,793,251

Education — 0.1%
Barnes & Noble, Inc.	12,000	512,040
Career Education Corp.(a)	61,300	2,067,036
Strayer Education, Inc.	23,600	2,211,320

		4,790,396

Electronics — 0.7%
Emerson Electric Co.	90,100	6,730,470
Jabil Circuit, Inc.(a)	27,400	1,016,266
National Instruments Corp.	21,300	682,665
Rockwell Automation, Inc.	85,800	5,075,928
Synopsys, Inc.(a)	146,000	2,928,760
Tech Data Corp.(a)	47,300	1,876,864
Thomas & Betts Corp.(a)	36,700	1,539,932
Waters Corp.(a)(b)	135,400	5,118,120

		24,969,005

Energy Equipment & Services — 0.1%
Rowan Cos., Inc.	125,000	4,455,000

Financial Services — 6.9%
American Express Co.	25,500	1,312,230
AmeriCredit Corp.,(a)(b)	197,000	5,049,110
Ameriprise Financial, Inc.	12,020	492,820
Bear, Stearns & Co., Inc.	87,400	10,097,322

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial Services (cont’d.)
Capital One Financial Corp.	69,900	$6,039,360
CIT Group, Inc.	203,000	10,511,340
Citigroup, Inc.	957,362	46,460,777
Compucredit Corp.(a)	22,000	846,560
Countrywide Credit Industries, Inc.	411,900	14,082,861
Fannie Mae	15,000	732,150
First Marblehead Corp.(b)	24,500	805,070
Fiserv, Inc.(a)(b)	321,100	13,893,997
Friedman, Billings, Ramsey Group, Inc.	138,600	1,372,140
Goldman Sachs Group, Inc.	205,500	26,244,405
J.P. Morgan Chase & Co.	679,994	26,988,961
Lehman Brothers Holdings, Inc.	183,700	23,544,829
Merrill Lynch & Co., Inc.	317,900	21,531,367
Morgan Stanley	268,390	15,228,449
PNC Financial Services Corp.	13,700	847,071
R. R. Donnelley & Sons Co.	133,200	4,556,772
SEI Investments Co.	11,200	414,400
Washington Mutual, Inc.	296,212	12,885,222

		243,937,213

Food & Beverage — 2.9%
Anheuser-Busch Cos, Inc.(b)	208,100	8,939,976
Archer-Daniels-Midland Co.	244,900	6,039,234
Chiquita Brands International, Inc.	64,700	1,294,647
Coca-Cola Co.	691,800	27,886,458
Coca-Cola Enterprises, Inc.(b)	312,600	5,992,542
ConAgra Foods, Inc.	16,500	334,620
Molson Coors Brewing Co.	8,500	569,415
Pepsi Bottling Group, Inc.	232,900	6,663,269
PepsiCo, Inc.	267,820	15,822,806
Pilgrim’s Pride Corp.	137,700	4,566,132
Sanderson Farms, Inc.(b)	44,100	1,346,373
Sara Lee Corp.(b)	25,600	483,840
Smithfield Foods, Inc.(a)	81,100	2,481,660
SUPERVALU, Inc.(b)	142,800	4,638,144
The Kroger Co.(a)	473,000	8,930,240
Tyson Foods, Inc., (Class “A” Stock)	105,043	1,796,235
Whole Foods Market, Inc.	52,000	4,024,280

		101,809,871

Forest Products
Louisiana-Pacific Corp.	48,900	1,343,283

Gas Pipelines — 0.1%
Sempra Energy	41,173	1,846,197

Healthcare — 0.4%
Aetna, Inc.	25,200	2,376,612
Boston Scientific Corp.(a)	18,900	462,861
Cytyc Corp.(a)	88,100	2,487,063
Dentsply International, Inc.	14,900	799,981
Digene Corp.(a)	17,000	495,890
Respironics, Inc.(a)	30,100	1,115,807
UnitedHealth Group, Inc.	122,000	7,581,080

		15,319,294

Healthcare Equipment & Supplies
St. Jude Medical, Inc.(a)	6,200	311,240

SEE NOTES TO FINANCIAL STATEMENTS.

B33

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 0.1%
Cardinal Health, Inc.	29,000	$1,993,750

Hospital Management — 0.6%
Caremark Rx, Inc.(a)	308,900	15,997,931
Universal Health Services, Inc.	5,300	247,722
WellPoint, Inc.(a)	71,800	5,728,922

		21,974,575

Household & Personal Care Products — 0.9%
Chattem, Inc.(a)	19,600	713,244
Kimberly-Clark Corp.	314,800	18,777,820
Parlux Fragrances, Inc.(a)(b)	52,300	1,596,719
Pulte Homes, Inc.(b)	232,400	9,147,264
The Clorox Co.	7,200	409,608
USANA Health Sciences, Inc.(a)(b)	44,600	1,710,856

		32,355,511

Insurance — 4.0%
Allstate Corp.	371,500	20,087,005
American Financial Group, Inc.	44,000	1,685,640
American International Group, Inc.	364,835	24,892,692
Assurant, Inc.	110,100	4,788,249
CIGNA Corp.	112,500	12,566,250
Fidelity National Financial, Inc.	17,600	647,504
LandAmerica Financial Group, Inc.	30,000	1,872,000
Lincoln National Corp.	47,400	2,513,622
Loews Corp.	42,000	3,983,700
MBIA, Inc.(b)	143,600	8,638,976
MetLife, Inc.	219,400	10,750,600
MGIC Investment Corp.	166,900	10,985,358
PMI Group, Inc.	24,600	1,010,322
Principal Financial Group, Inc.	116,800	5,539,824
Radian Group, Inc.	5,400	316,386
SAFECO Corp.	35,100	1,983,150
The Hartford Financial Services Group, Inc.(b)	133,000	11,423,370
The St. Paul Travelers Cos., Inc.	427,200	19,083,024

		142,767,672

Internet Software & Services — 0.1%
EarthLink, Inc.(a)(b)	74,100	823,251
Internet Security Systems, Inc.(a)	35,100	735,345
Overstock.com, Inc.(a)(b)	66,400	1,869,160

		3,427,756

Leisure — 0.6%
Brunswick Corp.	52,900	2,150,914
Marriott International, Inc.	35,300	2,364,041
Polaris Industries, Inc.(b)	25,400	1,275,080
Sabre Holdings Corp., (Class “A” Stock)	101,800	2,454,398
Starbucks Corp.(a)	437,700	13,135,377

		21,379,810

Machinery — 0.2%
Deere & Co.	58,500	3,984,435
Dover Corp.	27,000	1,093,230
Kyphon, Inc.(a)	36,000	1,469,880
Navistar International Corp.(a)	35,200	1,007,424
W.W. Grainger, Inc.	13,200	938,520

		8,493,489

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Manufacturing — 0.1%
JAKKS Pacific, Inc.(a)	21,500	$450,210
Parker Hannifin Corp.	26,200	1,728,152
Wellman, Inc.	9,400	63,732

		2,242,094

Media — 1.5%
Comcast Corp. (Special Class “A” Stock)(a)(b)	860,882	22,348,497
Entercom Communications Corp.(a)	13,900	412,413
Gannett Co., Inc.	210,100	12,725,757
Harman International Industries, Inc.	112,400	10,998,340
Meredith Corp.	3,600	188,424
Time Warner, Inc.	357,550	6,235,672

		52,909,103

Media & Entertainment — 1.0%
The DIRECTV Group, Inc.(a)	9,700	136,964
Tribune Co.	103,600	3,134,936
Univision Communications, Inc.(a)	183,800	5,401,882
Viacom, Inc. (Class “B” Stock)	774,038	25,233,639

		33,907,421

Metals – Non Ferrous — 0.1%
Phelps Dodge Corp.	16,500	2,373,855

Metal – Steel — 0.2%
Nucor Corp.	68,900	4,597,008
Reliance Steel & Aluminum Co.	19,400	1,185,728
United States Steel Corp.	43,600	2,095,852

		7,878,588

Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc.	254,100	13,670,580
Quanex Corp.	34,300	1,713,971

		15,384,551

Miscellaneous Consumer Growth — 0.1%
Energizer Holdings, Inc.(a)(b)	74,300	3,699,397

Multi-Utilities
Centerpoint Energy, Inc.	30,300	389,355
Dominion Resources, Inc.(b)	4,300	331,960

		721,315

Office Equipment & Supplies — 0.3%
Herman Miller, Inc.	74,100	2,088,879
Pitney Bowes, Inc.	19,600	828,100
Xerox Corp.(a)	554,900	8,129,285

		11,046,264

Oil & Gas Exploration & Production — 0.6%
Occidental Petroleum Corp.	47,500	3,794,300
Valero Energy Corp.	308,800	15,934,080

		19,728,380

Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp.(b)	35,600	3,373,100
Apache Corp.	106,800	7,317,936
ChevronTexaco Corp.	736,256	41,797,253
Conoco, Inc. (Class “B” Stock)	582,334	33,880,192
Devon Energy Corp.	227,324	14,216,843
Diamond Offshore Drilling, Inc.(b)	30,400	2,114,624
Energen Corp.	14,300	519,376
Exxon Mobil Corp.	1,185,916	66,612,902

SEE NOTES TO FINANCIAL STATEMENTS.

B34

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
Helmerich & Payne, Inc	26,300	$1,628,233
Marathon Oil Corp.	107,100	6,529,887
Nabors Industries Ltd.(a)	52,300	3,961,725
ONEOK, Inc.	74,000	1,970,620
Parker Drilling Company(a)	36,400	394,212
Pogo Producing Co.	19,200	956,352
Schlumberger Ltd.	181,700	17,652,155
Tesoro Petroleum Corp.	19,100	1,175,605
Tidewater, Inc.(b)	175,400	7,798,284
Transocean, Inc.(a)	126,100	8,787,909
Unit Corp.(a)	65,700	3,615,471

		224,302,679

Pharmaceuticals — 0.9%
Alkermes, Inc.(a)	35,000	669,200
Bristol-Myers Squibb Co.	177,400	4,076,652
King Pharmaceuticals, Inc.(a)	39,500	668,340
Sepracor, Inc.(a)(b)	23,100	1,191,960
Wyeth	562,300	25,905,161

		32,511,313

Real Estate Investment Trusts — 0.1%
American Home Mortgage Investment Corp.(b)	91,600	2,983,412
RealNetworks, Inc.(a)	63,000	488,880
Thornburg Mortgage, Inc.(b)	12,600	330,120

		3,802,412

Restaurants — 0.6%
Brinker International, Inc.	5,500	212,630
CEC Entertainment, Inc.(a)	12,650	430,606
Darden Restaurants, Inc.	143,200	5,567,616
Jack in the Box, Inc.(a)	45,300	1,582,329
McDonald’s Corp.	196,000	6,609,120
Yum! Brands, Inc.	179,700	8,424,336

		22,826,637

Retail — 3.0%
American Eagle Outfitters, Inc.	270,800	6,222,984
Bed Bath & Beyond, Inc.(a)	219,300	7,927,695
BJ’s Wholesale Club, Inc.(a)(b)	92,200	2,725,432
Blue Nile Inc.(a)(b)	6,700	270,077
Carter’s, Inc.(a)	7,000	411,950
Costco Wholesale Corp.	11,800	583,746
Dollar General Corp.(b)	271,700	5,181,319
Federated Department Stores, Inc.	105,100	6,971,283
Home Depot, Inc.	603,550	24,431,704
J.C. Penney Co., Inc.	399,400	22,206,640
Jones Apparel Group, Inc.	101,500	3,118,080
Lowe’s Cos., Inc. (The)	14,400	959,904
MSC Industrial Direct Co.	5,100	205,122
Pacific Sunwear of California, Inc.(a)	61,900	1,542,548
Rent-A-Center, Inc.(a)	9,900	186,714
Safeway, Inc.	225,700	5,340,062
Select Comfort Corp.(a)(b)	77,800	2,127,830
Too, Inc.(a)	29,200	823,732
Wal-Mart Stores, Inc.	316,500	14,812,200

		106,049,022

Road & Rail
Landstar System, Inc.	9,300	388,182

Semiconductors — 2.8%
Cymer, Inc.(a)	110,400	3,920,304
Emulex Corp.(a)	175,100	3,465,229
Freescale Semiconductor, Inc.(a)	60,000	1,510,200
Intel Corp.	2,032,600	50,733,696

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors (cont’d.)
Lam Research Corp.(a)	20,400	$727,872
LSI Logic Corp.(a)	311,800	2,494,400
Micrel, Inc.(a)	184,300	2,137,880
National Semiconductor Corp.	284,100	7,380,918
NVIDIA Corp.(a)	26,000	950,560
QLogic Corp.(a)	10,900	354,359
Texas Instruments, Inc.	824,700	26,448,129

		100,123,547

Software — 0.2%
BMC Software, Inc.(a)	46,000	942,540
Cadence Design System, Inc.(a)	35,100	593,892
Electronic Arts, Inc.(a)	10,000	523,100
Intuit, Inc.(a)(b)	32,400	1,726,920
SERENA Software, Inc.(a)(b)	58,400	1,368,896

		5,155,348

Telecommunications — 3.2%
ALLTEL Corp.	7,800	492,180
AT&T Inc.	821,513	20,118,844
Avocent Corp.(a)	61,000	1,658,590
BellSouth Corp.	29,100	788,610
CenturyTel, Inc.(b)	175,600	5,822,896
Crown Castle International Corp.(a)	70,600	1,899,846
Harris Corp.	75,700	3,255,857
Motorola, Inc.	1,018,600	23,010,174
QUALCOMM, Inc.	667,800	28,768,824
Sprint Nextel Corp.	135,200	3,158,272
Verizon Communications, Inc.(b)	802,588	24,173,951

		113,148,044

Tobacco — 1.0%
Altria Group, Inc.	293,000	21,892,960
Reynolds American, Inc.(b)	129,900	12,383,367
UST, Inc.	24,900	1,016,667

		35,292,994

Trucking & Shipping — 1.3%
CNF, Inc.	51,800	2,895,102
FedEx Corp.	155,200	16,046,128
OMI Corp.	6,100	110,715
Overseas Shipholding Group, Inc.	2,400	120,936
Ryder System, Inc.	19,800	812,196
Swift Transportation Co., Inc.(a)	61,900	1,256,570
United Parcel Service, Inc. (Class “B” Stock)	306,200	23,010,930

		44,252,577

Utilities – Electric — 1.8%
Alliant Energy Corp.	89,200	2,501,168
American Electric Power Co., Inc.	211,000	7,825,990
DTE Energy Co.	85,800	3,705,702
Duke Energy Corp.(b)	595,200	16,338,240
Edison International	72,000	3,139,920
FirstEnergy Corp.	47,400	2,322,126
NiSource, Inc.	96,100	2,004,646
Pepco Holdings, Inc.	35,000	782,950
Pinnacle West Capital Corp.	98,600	4,077,110
PPL Corp.	86,900	2,554,860
Progress Energy, Inc.	13,000	570,960
TXU Corp.	339,500	17,039,505

		62,863,177

TOTAL COMMON STOCKS (cost $2,233,227,690)		2,459,876,029

SEE NOTES TO FINANCIAL STATEMENTS.

B35

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 25.4%
Aerospace/Defense — 0.3%
BAE Systems Holdings, Inc.,(h)
Notes, 144A
4.75%	08/15/10	Baa2	$1,450	$1,424,035
5.20%	08/15/15	Baa2	1,060	1,038,744
Boeing Capital Corp.,
Sr. Notes
6.10%	03/01/11	A3	925	974,602
Goodrich Corp.,
Notes
7.625%	12/15/12	Baa3	970	1,100,215
Lockheed Martin Corp.,
Bonds
8.50%	12/01/29	Baa2	120	163,556
Northrop Grumman Corp.
Notes
7.125%	02/15/11	Baa2	3,500	3,813,925
Raytheon Co.,
Notes
4.50%	11/15/07	Baa3	177	175,475
5.50%	11/15/12	Baa3	595	608,537
6.55%	03/15/10	Baa3	870	916,739
8.30%	03/01/10	Baa3	530	593,647

				10,809,475

Airlines
Continental Airlines, Inc.,
Pass-thru Certs.
6.648%	09/15/17	Baa3	423	413,295
Southwest Airlines Co.,
Notes
6.50%	03/01/12	Baa1	1,005	1,057,131

				1,470,426

Asset Backed Securities — 0.9%
American Express Credit Account Master Trust,(g)(h)
Ser. 2004-4, Class C, 144A
4.839%	03/15/12	Baa2	1,170	1,175,301
Ser. 2004-C, Class C, 144A
4.869%	02/15/12	Baa2	1,091	1,093,442
Bank One Issuance Trust,
Ser. 2003-C1, Class C1
4.54%	09/15/10	Baa2	1,820	1,802,066
CDC Mortgage Capital Trust,
Ser. 2002-HE3, Class M1
5.48%	03/25/33	Aa2	1,261	1,270,530
Centex Home Equity,(g)
Ser. 2005-A, Class M2
4.88%	01/25/35	Aa2	1,790	1,790,619
Chase Issuance Trust,
Ser. 2005-A4, Class A4
4.23%	01/15/13	Aaa	3,200	3,125,646
Citibank Credit Card Issurance Trust,
Ser. 2003-C3, Class C3
4.45%	04/07/10	Baa2	1,300	1,283,357
Credit-Based Asset Servicing And Securitization,
Ser. 2005-CB6, Class A3
5.12%	07/25/35	Aaa	1,400	1,394,408

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Equity One ABS, Inc.,
Ser. 2004-3, Class M1
5.70%	07/25/34	Aa2	$1,280	$1,280,812
First Franklin Mortgage Loan Trust,(g)
Ser. 2005-FFH1, Class M2
4.90%	06/25/36	Aa2	1,450	1,454,129
Home Equity Asset Trust,
Ser. 2005-7, Class 2A4
4.76%	01/25/36	Aaa	1,100	1,100,527
Household Home Equity Loan Trust,
Ser. 2005-2, Class M2
4.86%	01/20/35	Aa1	1,143	1,143,006
Household Mortgage Loan Trust,(g)
Ser. 2003-HC2, Class M
4.97%	06/20/33	Aa2	434	434,133
Ser. 2004-HC1, Class M
4.87%	02/20/34	Aa2	336	335,978
MBNA Master Credit Card Trust,
Ser. 1999-J, Class A
7.00%	02/15/12	Aaa	1,830	1,965,045
Ser. 2000-E, Class. A
7.80%	10/15/12	Aaa	2,940	3,290,812
Morgan Stanley ABS Capital I,(g)
Ser. 2004-NC3, Class M2
5.48%	03/25/34	A2	1,460	1,475,705
Morgan Stanley Dean Witter Capital I,
Ser. 2002-NC4, Class M1
5.23%	09/25/32	Aaa	1,432	1,438,368
Prestige Auto Receivables Trust,(h)
Ser. 2004-1, Class A2, 144A
3.69%	06/15/11	Aaa	1,022	1,009,200
Saxon Asset Securities Trust,(g)
Ser. 2005-2, Class M2
4.82%	10/25/35	Aa2	1,170	1,173,425
Securitized Asset Backed Receivables LLC,
Ser. 2004-OP1, Class M1
4.89%	02/25/34	Aa2	1,400	1,403,257
Structured Asset Securities Corp.,
Ser. 2005-RMS1, Class A3
4.679%	02/25/35	AAA(f)	1,100	1,102,657
Svo Voi Mortgage Corp.
5.25%	02/20/21	Aaa	964	963,728
WFS Financial Owner Trust,
Ser. 2004-4, Class D
3.58%	05/17/12	Baa2	991	974,145

				33,480,296

Automotive — 0.1%
Auburn Hills Trust,
Debs.
12.375%	05/01/20	A3	510	758,334
DaimlerChrysler NA Holding Corp.,
Gtd. Notes
8.50%	01/18/31	A3	500	605,009
Equus Cayman Finance Ltd.,(h)
Notes, 144A (Cayman Islands)
5.50%	09/12/08	Baa3	315	315,829

SEE NOTES TO FINANCIAL STATEMENTS.

B36

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Automotive (cont’d.)
General Motors Acceptance Corp.,
Sr. Unsub. Notes
6.125%	01/22/08	Ba1	$575	$526,544
Hyundai Motor Manufacturing LLC,(h)
Gtd. Notes, 144A
5.30%	12/19/08	Baa3	500	498,772

				2,704,488

Banking — 0.6%
Bank of America Corp.,(b)
Sr. Unsec. Notes,
4.75%	08/01/15	Aa2	1,980	1,920,269
Bank One Corp.,
Sub. Notes
7.875%	08/01/10	A1	2,250	2,497,793
Citigroup, Inc.,
Notes
5.625%	08/27/12	Aa2	2,800	2,885,993
6.00%	10/31/33	Aa2	935	977,840
6.625%	06/15/32	Aa2	515	581,944
Sub. Notes
5.00%	09/15/14	Aa2	454	446,897
Credit Suisse First Boston USA, Inc.,
Notes
5.13%	08/15/15	Aa3	1,160	1,148,786
First Union National Bank
Sub. Notes
7.80%	08/18/10	Aa3	2,100	2,357,105
J.P. Morgan Chase & Co.,
Sr. Notes
5.15%	10/01/15	A1	1,310	1,291,427
5.25%	05/30/07	Aa3	210	210,952
Sub. Notes
4.60%	01/17/11	Aa3	720	706,082
6.50%	01/15/09	A1	1,100	1,146,067
Mizuho Finance Ltd.(Cayman Islands),(h)
Bank Gtd. Notes, 144A
5.79%	04/15/14	A2	815	841,956
Santander Central Hispano Issuances,
Bank Gtd. Notes
7.625%	09/14/10	A1	695	769,717
Washington Mutual Bank,
5.65%	08/15/14	A3	290	293,677
Wells Fargo & Co.,
Sub. Notes
5.125%	09/15/16	Aa2	210	208,373
Wells Fargo Bank,
Sub. Notes
6.45%	02/01/11	Aa1	2,000	2,131,468
Zions Bancorporation.,
Sub.Notes
5.50%	11/16/15	Baa1	430	433,175

				20,849,521

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Brokerage — 0.2%
Bear Stearns Co., Inc.,
Unsec. Notes
5.30%	10/30/15	A1	$515	$513,855
Lehman Brothers Holdings, Inc.,
Notes
6.625%	01/18/12	A1	1,670	1,803,047
Merrill Lynch & Co., Inc.,
Notes
4.25%	02/08/10	Aa3	1,170	1,138,087
4.79%	08/04/10	Aa3	295	291,682
5.00%	01/15/15	Aa3	460	453,091
5.45%	07/15/14	Aa3	160	162,614
Morgan Stanley,
Notes
5.30%	03/01/13	Aa3	845	846,695
5.375%	10/15/15	Aa3	670	670,649
Sub. Notes(b)
4.75%	04/01/14	A1	1,170	1,122,108
The Goldman Sachs Group, Inc.,
Sub. Notes
6.345%	02/15/34	A1	935	982,248

				7,984,076

Building Materials & Construction — 0.1%
American Standard, Inc.,(b)
Gtd. Notes
7.625%	02/15/10	Baa3	770	827,655
Hanson PLC,
Sr. Unsub.
7.875%	09/27/10	Baa1	1,000	1,105,487
The Ryland Group, Inc.,
Sr. Notes
5.375%	06/01/08	Baa3	440	439,760

				2,372,902

Cable — 0.2%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.46%	11/15/22	Baa2	255	334,100
Comcast Corp.,
Class A(b)
5.65%	06/15/35	Baa2	1,325	1,219,182
Sr. Unsec. Notes,(b)
6.50%	11/15/35	Baa2	675	687,863
Continental Cablevision, Inc.,
Sr. Notes
8.30%	05/15/06	Baa2	4,000	4,048,488
Cox Communications, Inc.,
Notes, Class A
6.75%	03/15/11	Baa3	950	993,423

				7,283,056

Capital Goods — 0.3%
Caterpillar, Inc.,
Debs.
7.25%	09/15/09	A2	700	754,234

SEE NOTES TO FINANCIAL STATEMENTS.

B37

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Capital Goods (cont’d.)
Cooper Cameron Corp.,
Sr. Notes
2.65%	04/15/07	Baa1	$330	$319,065
ERAC Usa Finance Co.,(h)
Gtd. Notes, 144A
7.35%	06/15/08	Baa1	1,950	2,046,246
FedEx Corp.,
Gtd. Notes
7.25%	02/15/11	Baa2	400	437,321
Notes
2.65%	04/01/07	Baa2	1,600	1,556,347
Honeywell International, Inc.,
Bonds
6.125%	11/01/11	A2	1,095	1,155,814
Hutchison Whampoa International Ltd.,(h)
Gtd. Notes, 144A
5.45%	11/24/10	A3	825	831,732
Tyco International Group SA,
Gtd. Notes
6.00%	11/15/13	Baa3	1,265	1,292,180
United Technologies Corp.,
Debs.
8.875%	11/15/19	A2	460	614,663
Notes
6.35%	03/01/11	A2	825	879,239
Sr. Notes
4.875%	05/01/15	A2	1,125	1,113,995
Waste Management, Inc.,
Gtd. Notes
7.75%	05/15/32	Baa3	540	666,795

				11,667,631

Chemicals — 0.2%
Dow Chemical,
Debs.
7.38%	11/01/29	A3	525	632,531
Huntsman International LLC,
Gtd. Notes
9.875%	03/01/09	B2	1,750	1,846,250
IMC Global, Inc.,
Gtd. Notes, Ser. B
11.25%	06/01/11	Ba3	1,750	1,881,250
Lubrizol Corp.,
Sr. Notes
4.625%	10/01/09	Baa3	860	842,907
Lyondell Chemical Co.,
Gtd. Notes
9.50%	12/15/08	B1	1,272	1,332,420
Monsanto Co.,
Bonds, Series 1
5.50%	07/30/35	Baa1	500	477,521
The Dow Chemical Co.,
Notes
5.97%	01/15/09	A3	390	402,530
6.125%	02/01/11	A3	685	717,275

				8,132,684

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Collateralized Mortgage Obligations — 0.3%
Banc of America Mortgage Securities,
Ser. 2005-A, Class 2A1(g)
4.47%	02/25/35	Aaa	$1,373	$1,349,346
Ser. 2005-B, Class 2A1(g)
4.40%	03/25/35	Aaa	1,378	1,351,185
Countrywide Alternative Loan Trust,
Ser. 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	2,268	2,222,471
Master Alternative Loans Trust,
Ser. 2004-4, Class 4A1
5.00%	04/25/19	Aaa	700	688,224
Structured Adjustable Rate Mortgage Loan,(g)
Ser. 2004-1, Class 4A3
4.17%	02/25/34	Aaa	1,551	1,529,707
Washington Mutual Mortgage, Pass-Through Certificates, Ser. 2005-1, Class 3A
5.00%	03/25/20	Aaa	772	757,291
Washington Mutual, Inc.,(g)
Ser. 2002-AR15, Class A5
4.375%	12/25/32	Aaa	726	715,521

				8,613,745

Commercial Mortgage Backed Securities — 2.6%
Banc of America Commercial Mortgage, Inc., 2005-1(g)
4.86%	11/10/42	AAA(f)	900	895,783
Ser. 2003-2, Class A3
4.873%	03/11/41	AAA(f)	2,500	2,461,649
Ser. 2004-2, Class A4
4.153%	11/10/38	Aaa	2,800	2,671,440
Ser. 2005-3, Class A-4
4.67%	07/10/43	Aaa	2,300	2,216,439
Ser. 2005-1, Class C(g)
5.18%	09/10/47	Aaa	1,100	1,109,367
Bear Stearns Commercial Mortgage Securities,
Ser. 2005-T20, Class AAB(g)
5.14%	10/12/42	Aaa	2,400	2,409,282
Ser. 2004-T16, Class A-6(g)
4.75%	02/13/46	AAA(f)	4,500	4,366,394
Ser. 2005-T18, Class AAB(g)
4.823%	02/13/42	Aaa	1,775	1,742,497
Commercial Mortgage Pass-Through Certificate,(h)
Ser. 2004-LB2A, Class X2, 144A
1.04%	03/10/39	Aaa	13,816	467,592
CS First Boston Mortgage Securities Corp.,
Ser. 2004-C3, Class A4
4.835%	07/15/36	Aaa	880	864,901
Ser. 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,400	1,342,105
DLJ Commercial Mortgage Corp.,
Ser. 2000-CF1, Class A1B
7.62%	06/10/33	AAA(f)	2,710	2,957,840
General Electric Capital Commercial Mortgage Corp.,(g)
Ser. 2004-C2, Class X2
0.67%	03/10/40	Aaa	25,108	598,472
General Electric Capital Corp.,
Ser. 2005-C4, Class A4
5.33%	11/10/45	Aaa	3,200	3,264,875

SEE NOTES TO FINANCIAL STATEMENTS.

B38

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Greenwich Capital Commercial Funding Corp.,
Ser. 2003-C1, Class A4
4.111%	07/05/35	Aaa	$7,700	$7,231,687
Ser. 2003-C2, Class A3
4.533%	01/05/36	Aaa	2,750	2,682,004
JP Morgan Chase,
Ser. 2005-CB13, Class A4
5.29%	01/12/43	Aaa	2,340	2,371,415
Ser. 2005-LDP5, Class A4
5.18%	12/15/44	Aaa	5,000	5,033,349
J. P. Morgan Commercial Mortgage Finance Corp.,
Ser. 2000-C10, Class A2
7.37%	08/15/32	Aaa	8,250	8,876,656
Ser. 2003-CB6, Class A2
5.26%	07/12/37	Aaa	2,100	2,114,495
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Ser. 2004-C2, Class A3(g)
5.213%	05/15/41	Aaa	5,100	5,135,975
Ser. 2005-LDP2, Class A5B(g)
4.918%	10/15/42	Aaa	2,500	2,451,756
Ser. 2005-LDP2, Class A5B
4.66%	07/15/42	Aaa	6,350	6,172,196
KeyCorp.,
Ser. 2000-C1, Class A2
7.727%	05/17/32	Aaa	9,000	9,780,387
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C8, Class A3
4.83%	11/15/27	Aaa	1,460	1,439,699
Ser. 2004-C6, Class A5(g)
4.826%	08/15/29	AAA(f)	3,910	3,840,224
Merrill Lynch Mortgage Trust,
Ser. 2004-KEY2, Class A3
4.615%	08/12/39	Aaa	2,000	1,940,198
PNC Mortgage Acceptance Corp.,
Ser. 1999-CM1, Class A1B
7.33%	12/10/32	AAA(f)	2,100	2,251,414

				88,690,091

Consumer Services — 0.1%
Cendant Corp., Notes
6.875%	08/15/06	Baa1	1,320	1,333,549
Sr. Notes
6.25%	01/15/08	Baa1	885	900,960

				2,234,509

Electric — 0.6%
Appalachian Power Co.,
Sr. Notes
4.40%	06/01/10	Baa2	620	601,686
Boston Edison Co.,
Debs.
4.875%	04/15/14	A1	565	558,486
Carolina Power & Light Co., First Mtge.
5.25%	12/15/15	A3	525	524,339

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
CenterPoint Energy Houston Electric LLC,
Mtge. Bonds, Ser. J2
5.70%	03/15/13	Baa2	$740	$763,431
Mtge. Bond, Ser. K2
6.95%	03/15/33	Baa2	590	687,070
Con Edison Co. of New York,
Sr. Unsec. Notes
5.38%	12/15/15	A1	730	740,590
Consumers Energy Co.,
First Mtge. Bonds, Ser. B
5.375%	04/15/13	Baa3	325	322,638
Dominion Resources, Inc.,
Sr. Notes
5.125%	12/15/09	Baa1	970	967,165
Duke Capital LLC,
Sr. Notes
4.331%	11/16/06	Baa3	700	695,126
6.25%	02/15/13	Baa3	235	244,735
8.00%	10/01/19	Baa3	215	256,613
El Paso Electric Co.,
Sr. Unsec. Notes
6.00%	05/15/35	Baa3	670	670,309
Empresa Nacional de Electricidad S.A. (Chile), Bonds
8.50%	04/01/09	Ba1	1,070	1,166,983
Energy East Corp.,
Notes
6.75%	09/15/33	Baa2	630	693,721
Exelon Corp.,
Notes
4.90%	06/15/15	Baa2	155	147,929
FirstEnergy Corp.,
Notes
7.375%	11/15/31	Baa3	735	867,278
Florida Power & Light Co.,
5.95%	10/01/33	Aa3	295	310,883
Indiana Michigan Power Co.,
Sr. Notes
5.05%	11/15/14	Baa2	460	447,298
National Rural Utilities Cooperative Finance Corp.,
Notes, Ser MTNC
7.25%	03/01/12	A2	185	206,328
NiSource Finance Corp.,
Gtd. Notes
5.25%	09/15/17	Baa3	650	632,245
5.45%	09/15/20	Baa3	1,400	1,356,491
Oncor Electric Delivery Co.,
Debs.
6.375%	01/15/15	Baa2	345	366,096
Pacific Gas & Electric Co.,
First Mtge.
6.05%	03/01/34	Baa1	1,930	1,997,470
Pepco Holdings, Inc.,
Notes
5.50%	08/15/07	Baa2	565	568,419

SEE NOTES TO FINANCIAL STATEMENTS.

B39

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
PPL Electric Utilities Corp.,
Second Mtge.
6.25%	08/15/09	Baa1	$1,500	$1,558,292
Progress Energy, Inc.,
Sr. Notes
6.75%	03/01/06	Baa2	1,410	1,414,355
Southern California Edison Co.,
First Mtge.
4.65%	04/01/15	A3	470	454,671
TXU Electric Delivery Co.,
Debs.,
7.00%	09/01/22	Baa2	475	527,952
Sec. Notes
7.25%	01/15/33	Baa2	250	292,814
Xcel Energy, Inc.,
Sr. Notes
3.40%	07/01/08	Baa1	605	583,057
7.00%	12/01/10	Baa1	190	204,484

				20,828,954

Energy – Integrated — 0.1%
ConocoPhillips,
Sr. Notes
6.95%	04/15/29	A1	570	687,935
Marathon Oil Corp.,
Notes
6.125%	03/15/12	Baa1	310	328,717
Phillips Petroleum Co.,
Notes
8.75%	05/25/10	A1	1,505	1,731,204
Union Oil Co.,
Gtd. Notes
7.35%	06/15/09	A1	650	701,277

				3,449,133

Energy – Other — 0.3%
B.J. Services Co.,
Sr. Notes
7.00%	02/01/06	Baa1	4,000	4,005,609
Devon Energy Corp.,
Gtd. Notes
7.88%	09/30/31	Baa2	225	285,907
Sr. Notes
2.75%	08/01/06	Baa2	2,390	2,357,601
Encana Corp.,
Bonds
6.50%	08/15/34	Baa2	290	324,033
Halliburton Co.,
Notes
5.50%	10/15/10	Baa1	150	153,204
Kerr-McGee Corp.,
Gtd. Notes
5.875%	09/15/06	Ba3	930	933,225
Occidental Petroleum Corp.,(b)
Sr. Notes
6.75%	01/15/12	A3	735	806,735

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Energy – Other (cont’d.)
Talisman Energy, Inc.,
Notes
5.125%	05/15/15	Baa1	$595	$589,688
Valero Energy Corp.,
Notes
7.50%	04/15/32	Baa3	145	176,217
Woodside Petroleum Ltd.,(h)
Gtd. Notes, 144A
5.00%	11/15/13	Baa1	1,315	1,314,386

				10,946,605

Foods — 0.4%
Alberton’s, Inc.,
Debs.
7.45%	08/01/29	Baa3	175	162,240
Archer-Daniels-Midland Co.,
Debs.
8.125%	06/01/12	A2	300	349,781
Cadbury Schweppes US Finance,(h)
Notes, 144A
3.875%	10/01/08	Baa2	810	786,608
Cargill, Inc.,(h)
Notes, 144A
3.625%	03/04/09	A2	1,875	1,807,506
ConAgra Foods, Inc.,
Notes
7.875%	09/15/10	Baa1	650	716,132
General Mills, Inc.,
Notes
5.125%	02/15/07	Baa2	350	349,700
Heinz Co.,(h)
Notes, 144A
6.43%	12/01/08	Baa1	1,290	1,325,178
Kellogg Co.,
Notes
6.60%	04/01/11	Baa1	1,875	2,007,355
Kraft Foods, Inc.,
Notes
4.625%	11/01/06	A3	2,700	2,691,516
5.25%	06/01/07	A3	300	301,218
5.625%	11/01/11	A3	850	872,097
PepsiAmericas, Inc.,
Notes
4.875%	01/15/15	Baa1	570	561,949
Safeway Inc.,
Sr. Unsec. Notes
7.25%	02/01/31	Baa2	135	145,676
The Kroger Co.,
Gtd. Notes
6.75%	04/15/12	Baa2	45	47,324
6.80%	04/01/11	Baa2	670	702,667
Tricon Global Restaurants,
Sr. Notes
8.88%	04/15/11	Baa3	180	206,086
Tyson Foods, Inc.,
Notes
8.25%	10/01/11	Baa3	95	107,261
Sr. Notes
7.25%	10/01/06	Baa3	405	411,485

				13,551,779

SEE NOTES TO FINANCIAL STATEMENTS.

B40

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Gaming
Harrah’s Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	$625	$624,749
5.75%	10/01/17	Baa3	1,060	1,031,694
Mandalay Resorts Group,
Sr. Sub. Notes
9.375%	02/15/10	Ba3	10	10,950

				1,667,393

Healthcare & Pharmaceutical — 0.3%
Anthem, Inc.,
Notes
3.50%	09/01/07	Baa1	1,560	1,521,760
Baxter International, Inc.,
Sr. Unsec. Notes,
5.20%	02/16/08	Baa1	860	862,530
Bristol-Myers Squibb Co.,
Notes
5.75%	10/01/11	A1	555	573,192
Cardinal Health, Inc.,
Unsub. Notes
5.85%	12/15/17	Baa3	1,305	1,327,398
Genentech, Inc.,
Sr. Notes
4.75%	07/15/15	A1	890	866,055
5.25%	07/15/35	A1	200	192,737
Laboratory Corp. of America,
Sr. Unsec. Notes
5.63%	12/15/15	Baa3	730	739,678
Merck & Co., Inc.,
Debs.
5.95%	12/01/28	Aa3	165	169,212
Pharmacia Corp.,
Debs.
6.75%	12/15/27	Aaa	190	223,283
Schering-Plough Corp.(g)
Sr. Notes
5.55%	12/01/13	Baa1	1,580	1,609,649
Wellpoint, Inc.,
Notes
5.00%	12/15/14	Baa1	860	844,781
5.95%	12/15/34	Baa1	785	809,233
Wyeth,
Unsub. Notes
5.50%	03/15/13	Baa1	1,350	1,368,587
5.50%	02/01/14	Baa1	685	693,873
6.45%	02/01/24	Baa1	475	513,717

				12,315,685

Insurance — 0.2%
Allstate Corp.(The),
Sr. Notes
5.55%	05/09/35	A1	710	695,774
American International Group, Inc.,
Notes
4.25%	05/15/13	Aa2	1,080	1,027,220
Notes, 144A, (h)
5.05%	10/01/15	Aa2	180	176,657

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Insurance (cont’d.)
AXA (France),
Sub. Notes
8.60%	12/15/30	A3	$155	$207,133
Everest Reinsurance Holdings
(Bermuda), Notes
5.40%	10/15/14	A3	615	606,523
Liberty Mutual Group, Inc.,(b)(h)
Gtd. Notes, 144A
7.00%	03/15/34	Baa3	720	742,464
Marsh & McLennan Cos., Inc.,
Sr. Unsec. Notes,
5.15%	09/15/10	Baa2	265	263,238
MetLife, Inc.,
Notes
6.125%	12/01/11	A2	335	354,986
Sr. Notes
5.70%	06/15/35	A2	1,020	1,023,778
6.375%	06/15/34	A2	70	76,664
W.R. Berkley Corp.,
Sr. Notes
5.60%	05/15/15	Baa2	555	553,359
6.15%	08/15/19	Baa2	460	462,921
XL Capital Ltd.,
Sr. Notes
5.25%	09/15/14	A3	85	82,967

				6,273,684

Lodging — 0.1%
Carnival Corp.,
Gtd. Notes
3.75%	11/15/07	A3	2,205	2,155,441
P&O Princess,
Notes
7.30%	06/01/07	A3	260	267,717
Royal Caribbean Cruises Ltd.,
Sr. Notes
8.00%	05/15/10	Ba1	1,770	1,922,427

				4,345,585

Media & Entertainment — 0.2%
British Sky Broadcasting Group PLC
(United Kingdom), Gtd. Notes
7.30%	10/15/06	Baa2	660	670,679
CBS Corp.,
Gtd. Notes
7.88%	07/30/30	Baa3	370	422,498
Clear Channel Communications, Inc.,
Gtd. Notes
8.00%	11/01/08	Baa3	575	611,311
Clear Channel Communications, Inc.,
Sr. Notes
7.65%	09/15/10	Baa3	250	267,607
News America, Inc.,
Gtd. Notes
7.625%	11/30/28	Baa2	1,050	1,190,699
Time Warner Cos., Inc.,
Debs.
7.25%	10/15/17	Baa1	790	863,627

SEE NOTES TO FINANCIAL STATEMENTS.

B41

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Media & Entertainment (cont’d.)
Time Warner, Inc.,
Gtd. Notes
6.75%	04/15/11	Baa1	$1,570	$1,648,641
7.70%	05/01/32	Baa1	680	764,768
Walt Disney Co.,
Sr. Notes
5.375%	06/01/07	Baa1	225	226,420
6.75%	03/30/06	Baa1	1,016	1,020,844

				7,687,094

Metals
Alcan, Inc.,
Notes
5.00%	06/01/15	Baa1	600	582,021
5.20%	01/15/14	Baa1	105	103,846
6.125%	12/15/33	Baa1	160	163,784

				849,651

Municipals — 0.1%
Illinois St., Taxable Pension, G.O.,
5.10%	06/01/33	Aa3	4,880	4,796,650

Non Captive Finance — 0.5%
Berkshire Hathaway,
Gtd. Notes
4.75%	05/15/12	Aaa	830	820,488
Capital One Bank Corp.,
Notes
6.50%	06/13/13	Baa1	20	21,249
6.875%	02/01/06	A3	1,540	1,542,801
Capital One Financial Corp.,
Notes
5.50%	06/01/15	Baa1	265	263,449
CIT Group Co. (Canada),(h)
Notes, 144A
5.45%	06/01/15	A2	1,210	1,195,980
CIT Group, Inc.,
Notes
4.25%	02/01/10	A2	400	389,188
Sr. Notes
5.50%	11/30/07	A2	990	999,721
General Electric Capital Corp.,
Notes, Series A, MTN
6.125%	02/22/11	Aaa	1,990	2,093,581
6.75%	03/15/32	Aaa	2,100	2,465,087
Notes, MTN
4.875%	10/21/10	Aaa	1,070	1,067,629
Household Finance Corp.,
Notes
4.75%	05/15/09	A1	640	633,018
6.375%	10/15/11-11/27/12	A1	945	999,791
Notes(b)
7.00%	05/15/12	A1	585	639,915
HSBC Finance Corp.,
Notes
5.00%	06/30/15	A1	840	816,829
6.75%	05/15/11	A1	430	461,464

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Non Captive Finance (cont’d.)
Icici Bank Ltd.,(h)
Notes, 144A
5.75%	11/16/10	Baa3	$1,070	$1,074,997
International Lease Finance Corp.,
Notes
3.50%	04/01/09	A1	580	552,080
Residential Capital Corp.,
Sr. Unsec. Notes
6.375%	06/30/10	Baa3	480	487,735

				16,525,002

Paper
Weyerhaeuser Co.,(b)
Notes,
7.375%	03/15/32	Baa2	730	811,548

Pipelines & Other — 0.2%
Atmos Energy Corp.,
Notes
4.00%	10/15/09	Baa3	1,270	1,217,959
Duke Energy Field Services, Inc.,
Notes
7.875%	08/16/10	Baa2	1,110	1,227,596
Enbridige, Inc.,
Notes
4.90%	03/01/15	A3	500	491,792
Enterprise Products Operating LP,
Ser. B, Sr. Notes
4.00%	10/15/07	Baa3	780	763,701
Ser B, Gtd. Notes
6.875%	03/01/33	Baa3	565	598,533
Kinder Morgan Finance Co. ULC(h)
Gtd. Notes, 144A
6.40%	01/05/36	Baa2	385	394,580
Oneok Inc.,
Sr. Notes
5.51%	02/16/08	Baa2	1,290	1,295,097
Sempra Energy,
Sr. Notes
4.621%	05/17/07	Baa1	630	625,535

				6,614,793

Railroads — 0.1%
BNSF Funding Trust I,
Gtd. Notes
6.61%	12/15/55	Ba1	920	957,727
Burlington Northern Santa Fe Corp.,
Debs.
7.95%	08/15/30	Baa2	930	1,216,922
Norfolk Southern Corp.,
Bonds
7.80%	05/15/27	Baa1	18	22,807
Norfolk Southern Corp.,
Sr. Unsec. Notes
5.64%	05/17/29	Baa1	477	479,199
Union Pacific Corp.,
Notes
6.625%	02/01/08	Baa2	1,390	1,435,580

				4,112,235

SEE NOTES TO FINANCIAL STATEMENTS.

B42

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Real Estate Investment Trusts — 0.1%
EOP Operating LP,
Sr. Notes
5.13%	03/15/16	Baa1	$345	$332,292
Mack-Cali Realty LP,
Notes
7.25%	03/15/09	Baa2	1,270	1,339,742
Post Apartment Homes LP,
Sr. Notes
5.45%	06/01/12	Baa3	435	426,940

				2,098,974

Retailers — 0.2%
Dayton Hudson Corp.,
Notes
7.50%	07/15/06	A2	1,150	1,166,991
Gap, Inc.,
Notes
6.90%	09/15/07	Baa3	1,230	1,256,815
May Department Stores Co.,
Gtd. Notes
8.50%	06/01/19	Baa1	225	272,784
Notes
6.65%	07/15/24	Baa1	435	457,359
6.70%	07/15/34	Baa1	580	617,754
Target Corp.,
Notes
5.95%	05/15/06	A2	1,000	1,003,661
Wal-Mart Stores, Inc.,
Bonds
5.25%	09/01/35	Aa2	1,370	1,329,827

				6,105,191

Structured Notes
Dow Jones CDX HX,(b)(h)
Pass-Thru Certificates, Ser. 5-T2
7.25%	12/29/10	Ba3	1,600	1,582,000

Technology — 0.2%
Computer Associates International, Inc.,(h)
Sr. Notes 144A
4.75%	12/01/09	Ba1	1,175	1,145,762
Equifax, Inc.,
Notes
4.95%	11/01/07	Baa1	320	319,799
First Data Corp.,
Notes
4.85%	10/01/14	A1	540	511,534
International Business Machines Corp.,
Debs.
5.875%	11/29/32	A1	1,150	1,210,118
Jabil Circuit, Inc.,
Sr. Notes
5.875%	07/15/10	Baa3	770	782,035
Motorola, Inc.,
Notes
4.608%	11/16/07	Baa2	950	944,064
7.625%	11/15/10	Baa2	120	133,396

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Technology (cont’d.)
Seagate Technology HDD Holdings,(a)
Gtd. Notes
8.00%	05/15/09	Ba2	1,225	1,286,251

				6,332,959

Telecommunications — 0.8%
ALLTEL Ohio LP,(h)
Gtd. Notes, 144A
8.00%	08/15/10	A2	680	756,618
AT&T Corp.,(b)
Sr. Notes
9.75%	11/15/31	A2	615	772,516
AT&T Wireless Services, Inc.,
Notes
8.125%	05/01/12	Baa2	640	739,474
Sr. Notes
7.35%	03/01/06	Baa2	1,756	1,763,273
8.75%	03/01/31	Baa2	539	714,077
BellSouth Corp.,
Bonds
6.55%	06/15/34	A2	15	15,977
Notes
4.20%	09/15/09	A2	1,175	1,141,377
British Telecom PLC
(United Kingdom),
Bonds
7.00%	05/23/07	Baa1	1,265	1,297,917
8.875%	12/15/30	Baa1	210	280,968
CenturyTel, Inc.,
Sr. Notes
7.875%	08/15/12	Baa2	130	143,382
Cingular Wireless LLC,
Sr. Notes
7.125%	12/15/31	Baa2	505	578,065
Citizens Communications Co.,
Debs.
7.60%	06/01/06	Ba3	1,100	1,112,375
Deutsche Telekom International Finance
BV (Netherlands),(g)
Gtd. Notes
8.25%	06/15/30	A3	295	375,201
France Telecom SA (France),
Notes
8.50%	03/01/31	A3	385	513,690
Koninklijke (Royal) KPN NV (Netherlands),
Sr. Notes
8.00%	10/01/10	Baa1	530	582,072
Nextel Communications, Inc.,(b)
Sr. Notes
5.95%	03/15/14	Baa2	1,160	1,166,076
SBC Communications Inc.,
Notes
4.125%	09/15/09	A2	1,070	1,033,217
5.30%	11/15/10	A2	1,260	1,263,818
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	Baa2	2,195	2,398,455
8.75%	03/15/32	Baa2	230	305,228

SEE NOTES TO FINANCIAL STATEMENTS.

B43

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
Telecom de Puerto Rico,
Gtd. Notes
6.65%	05/15/06	Baa1	$2,700	$2,715,077
6.80%	05/15/09	Baa1	3,065	3,184,821
Telecom Italia Capital,
Gtd. Notes
5.25%	11/15/13	Baa2	320	314,008
6.00%	09/30/34	Baa2	720	693,616
Telus Corp.,
Notes
8.00%	06/01/11	Baa2	1,255	1,406,930
US Cellular Corp.,
Sr. Notes,
6.70%	12/15/33	Baa3	470	461,478
Verizon Global Funding Corp.,
Bonds
5.85%	09/15/35	A3	315	303,557
Notes
7.75%	12/01/30	A3	105	124,809
Vodafone Group PLC (United Kingdom),
Notes
7.75%	02/15/10	A2	800	876,213

				27,034,285

Tobacco
Altria Group, Inc.,
Debs
7.75%	01/15/27	Baa2	297	352,589
Notes
7.65%	07/01/08	Baa2	590	624,890

				977,479

Foreign Government Bonds — 0.3%
Korea Development Bank,
Notes (Korea)
4.75%	07/20/09	A3	1,180	1,169,865
Pemex Project Funding Master Trust,(h)
Gtd. Notes, 144A (Mexico)
9.50%	09/15/27	Baa1	980	1,305,850
Petrobras International Finance Co.,
Sr. Notes (Cayman Islands)
9.75%	07/06/11	Baa1	225	264,375
Quebec Province,
Debs. (Canada)
5.75%	02/15/09	A1	500	514,610
Notes
4.60%	05/26/15	A1	735	717,122
Republic of Italy,
Notes (Italy)
5.375%	06/15/33	Aa2	800	814,895
6.00%	02/22/11	Aa2	390	413,032
Republic of Malaysia,
Bonds (Malaysia)
7.50%	07/15/11	A3	300	335,720
Republic of South Africa,
Notes (South Africa)
6.50%	06/02/14	Baa1	475	513,594

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foreign Government Bonds (cont’d.)
The Export-Import Bank of Korea,(b)(h)
Notes, 144A (Korea)
4.125%	02/10/09	A3	$860	$837,731
United Mexican States Global Bond,
Notes (Mexico)
8.125%	12/30/19	Baa1	1,450	1,779,875
8.375%	01/14/11	Baa1	1,520	1,732,800

				10,399,469

Mortgage Backed Securities — 8.3%
Federal Home Loan Mortgage Corp.
4.50%	11/01/18-07/01/20(e)		8,249	8,034,849
5.00%	TBA		10,000	9,765,624
5.00%	06/01/18-05/01/34(e)		14,560	14,337,219
5.50%	12/01/33-06/01/34(e)		12,338	12,238,510
6.00%	TBA		5,000	5,048,440
6.00%	03/01/32-12/01/33(e)		4,436	4,494,303
6.50%	05/01/14-09/01/14(e)		650	667,823
7.00%	01/01/31-10/01/31(e)		6,795	7,078,812
Federal National Mortgage Assn.,
4.00%	06/01/19(e)		2,524	2,412,890
4.50%	TBA		3,000	2,918,436
4.50%	01/01/19-01/01/35(e)		17,855	17,253,467
4.988%	07/01/33(e)		1,226	1,230,867
5.00%	TBA		10,000	9,829,684
5.00%	10/01/18-07/01/35(e)		49,740	48,424,835
5.50%	TBA		27,500	27,248,907
5.50%	03/01/16-10/01/35(e)		57,362	56,979,770
6.00%	TBA		13,500	13,664,995
6.00%	04/01/13-02/01/35(e)		25,864	26,164,149
6.50%	07/01/17-10/01/34(e)		6,315	6,482,821
7.00%	08/01/11-07/01/32(e)		2,185	2,285,238
7.50%	06/01/12-05/01/32(e)		1,921	2,007,634
Government National Mortgage Assn.,
5.50%	08/15/33-02/15/34(e)		2,290	2,307,052
6.00%	02/15/33-06/20/34(e)		3,609	3,695,891
6.50%	10/15/23-07/15/35(e)		9,312	9,738,740
8.00%	01/15/24-04/15/25(e)		326	348,943

				294,659,899

U.S. Government Agency Obligations — 1.8%
Federal Farm Credit Bank
4.125%	07/17/09		1,180	1,156,283
Federal Home Loan Bank
3.75%	08/18/09		1,895	1,833,268
4.25%	04/16/07		9,880	9,816,748
4.50%	05/13/11		160	157,544
Federal Home Loan Mortgage Corp.
4.75%	01/18/11		5,495	5,492,154
4.90%	11/03/08		7,840	7,813,085
Federal National Mortgage Assn.
4.25%	07/27/07-05/15/09		22,325	22,020,799
4.50%	10/15/08(b)		7,598	7,555,854
4.75%	12/15/10		1,170	1,170,013
5.25%	08/01/12		6,535	6,597,684
Tennessee Valley Authority,
5.88%	04/01/36		990	1,124,699

				64,738,131

SEE NOTES TO FINANCIAL STATEMENTS.

B44

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
U.S. Government Obligations — 4.7%
United States Treasury Bonds,
5.375%	02/15/31(b)		$5,727	$6,433,030
6.00%	02/15/26		1,885	2,222,828
6.25%	08/15/23		2,500	2,985,353
6.875%	08/15/25		545	701,858
8.125%	05/15/21(b)		2,510	3,474,879
9.00%	11/15/18		5,727	8,187,823
9.125%	05/15/18		5,820	8,323,054
9.25%	02/15/16		2,492	3,453,463
United States Treasury Inflation Index Bonds,
0.875%	04/15/10		8,823	8,388,050
1.625%	01/15/15		5,992	5,773,030
1.875%	07/15/13		6,501	6,411,882
1.875%	07/15/15		6,436	6,324,324
2.00%	07/15/14		6,123	6,088,799
2.00%	01/15/14		6,677	6,639,333
2.375%	01/15/25		7,918	8,321,603
3.00%	07/15/12		6,917	7,313,847
3.375%	01/15/12-04/15/32		3,643	4,283,718
3.375%	01/15/07		5,338	5,377,159
3.50%	01/15/11		3,659	3,910,223
3.625%	01/15/08-04/15/28		10,894	12,579,458
3.875%	01/15/09-04/15/29		11,269	13,686,411
4.25%	01/15/10		3,667	3,974,774
8.75%	05/15/20		630	903,828
8.875%	02/15/19		2,060	2,929,384
United States Treasury Notes,
3.625%	04/30/07		5,305	5,249,462
4.375%	11/15/08-12/15/10(b)		14,875	14,884,738
4.50%	11/15/15(b)		1,705	1,718,986
4.75%	05/15/14		130	133,164
United States Treasury Strips, I/O,
Zero	05/15/18		1,248	708,480
Zero	05/15/19(b)		6,005	3,243,727

				164,626,668

TOTAL LONG-TERM BONDS (cost $903,405,808)				899,623,746

TOTAL LONG-TERM INVESTMENTS (cost $3,136,633,498)				3,359,499,775

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
SHORT-TERM INVESTMENTS — 19.0%
U.S. Government Obligations
United States Treasury Bill(i)
4.12%	03/16/06		1,500	$1,488,269

			Shares
Mutual Funds — 19.0%
Dryden Core Investment Fund —
Dryden Short-Term Bond Series(d)			7,348,199	73,476,107
Dryden Core Investment Fund — Taxable Money Market Series (includes $333,010,724 of cash collateral for securities lending) (Note 4)(c)(d)			598,538,374	598,538,374

				672,014,481

TOTAL SHORT-TERM INVESTMENTS (cost $673,508,612)				673,502,750

OUTSTANDING OPTIONS PURCHASED
Call Options
90 Day Euro, expiring 09/18/06 @ $95.25 (cost $56,842)			49	20,519

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN — 113.8% (cost $3,810,198,952)				4,033,023,044

OUTSTANDING OPTIONS WRITTEN
Call Options
90 Day Euro, expiring 09/18/06 @ $95.75 (premium received $25,846)			49	(5,819)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 113.8% (cost $3,810,173,106)				4,033,017,225
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (13.8)%				(489,088,181)

TOTAL NET ASSETS — 100.0%				$3,543,929,044

The following abbreviations are used in portfolio description:

G.O.	General Obligation
I/O	Interest Only
TBA	Securities purchased on a forward commitment basis

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $319,608,525; cash collateral of $333,010,724 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchase with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of Dryden Core Investment Fund-Taxable Money Market Series and the Dryden Core Investment Fund – Dryden Short-Term Bond Series.

(e)	Security segregated as collateral for TBAs.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security.

(h)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

SEE NOTES TO FINANCIAL STATEMENTS.

B45

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

(i)	Security segregated as collateral for futures contracts.

(j)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Long Positions:
39	Fed Fund 30 Day Futures	Apr. 06	$15,496,855	$15,495,614	$(1,241)
214	Eurodollar Futures	Mar. 06	50,975,478	50,945,375	(30,103)
263	U.S. Treasury Long Bond	Mar. 06	29,499,702	30,031,312	531,610
214	U.S. Treasury 5 Yr. Note	Mar. 06	22,673,252	22,757,563	84,311
411	U.S. Treasury 5 Yr. Note	Mar. 06	43,572,422	43,707,281	134,859

					719,436

Short Positions:
10	U.S. Treasury 10Yr. Notes	Mar. 06	1,085,407	1,094,063	(8,656)
324	U.S. Treasury 2Yr. Notes	Mar. 06	66,493,596	66,480,750	12,846

					4,190

					$723,626

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Funds (including 9.4% of collateral received for securities on loan)	19.0%
Mortgage Backed Securities	8.3
Financial Services	6.9
Drugs & Medical Supplies	6.7
Oil, Gas & Consumable Fuels	6.3
U.S. Government Obligations	4.7
Insurance	4.2
Banks & Savings & Loans	4.1
Telecommunications	4.0
Diversified Operations	3.7
Computer Services	3.5
Food & Beverage	3.3
Retail	3.2
Semiconductors	2.8
Media & Entertainment	2.7
Commercial Mortgage Backed Securities	2.6
Aerospace/Defense	2.2
U.S. Government Agency Obligations	1.8
Utilities — Electric	1.8
Computers	1.7
Healthcare & Pharmaceutical	1.6
Trucking & Shipping	1.3
Autos — Cars & Trucks	1.0
Tobacco	1.0
Asset Backed Securities	0.9
Household & Personal Care Products	0.9
Chemicals	0.8
Cosmetics & Soaps	0.8
Electronics	0.7
Banking	0.6
Construction	0.6
Electric	0.6
Hospital Management	0.6
Leisure	0.6
Oil & Gas Exploration & Production	0.6
Restaurants	0.6
Non Captive Finance	0.5

Consumer Products	0.4
Metals & Mining	0.4
Apparel	0.3
Biotechnology	0.3
Capital Goods	0.3
Collateralized Mortgage Obligations	0.3
Distribution/Wholesaler	0.3
Energy — Other	0.3
Foreign Government Bonds	0.3
Office Equipment & Supplies	0.3
Brokerage	0.2
Cable	0.2
Containers & Packaging	0.2
Machinery	0.2
Metal — Steel	0.2
Pipelines & Other	0.2
Real Estate Investment Trusts	0.2
Software	0.2
Technology	0.2
Automotive	0.1
Building Materials & Construction	0.1
Commercial Services	0.1
Consumer Services	0.1
Education	0.1
Energy — Integrated	0.1
Energy Equipment & Services	0.1
Gas Pipelines	0.1
Healthcare Providers & Services	0.1
Internet Software & Services	0.1
Manufacturing	0.1
Lodging	0.1
Metals — Non Ferrous	0.1
Miscellaneous Consumer Growth	0.1
Municipals	0.1
Railroads	0.1

113.8
Other liabilities in excess of other assets	(13.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B46

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 94.7%		Value (Note 2)
COMMON STOCKS — 94.5%	Shares
Australia — 1.9%
AWB Ltd.	271,500	$1,224,076
BHP Billiton PLC	125,000	2,081,838
BlueScope Steel Ltd.	251,400	1,276,060
Commonwealth Bank of Australia	59,500	1,859,966
CSR Ltd.	403,600	1,024,591
Macquarie Bank Ltd.	40,200	1,997,582
Santos Ltd.	180,900	1,622,990
Sigma Pharmaceuticals Ltd.	161,878	370,464
Smorgon Steel Group Ltd.	936,900	1,006,222
Suncorp-Metway Ltd.	60,100	880,962
Telstra Corp. Ltd.	198,000	568,987
Toll Holdings Ltd.	137,600	1,497,138

		15,410,876

Austria — 0.6%
Boehler-Uddeholm AG	5,800	981,235
Erste Bank der Oesterreichischen Sparkassen AG	34,700	1,932,868
Raiffeisen International Bank-Holding AG(a)	26,700	1,755,934

		4,670,037

Belgium — 0.3%
Fortis	74,100	2,364,231

Bermuda — 0.2%
Tyco International Ltd.	72,200	2,083,692

Brazil — 0.4%
Banco Itau Holding Financeira, ADR	88,800	2,132,976
Petroleo Brasilerio SA, ADR	15,500	997,735

		3,130,711

Canada — 1.1%
Canadian National Railway Co.	58,800	4,711,284
Manulife Financial Corp.	55,500	3,259,482
Shoppers Drug Mart Corp.	25,700	972,331

		8,943,097

China — 0.3%
Foxconn International Holdings Ltd.(a)	1,340,000	2,187,560

Colombia — 0.1%
BanColombia SA, ADR	26,400	761,112

Denmark — 0.2%
Danske Bank A/S	36,600	1,289,305

Finland — 0.2%
Perlos Oyj	73,300	776,676
Rautaruukki Oyj	53,600	1,304,036

		2,080,712

France — 5.0%
BNP Paribas SA	76,200	6,166,042
Bouygues SA	36,600	1,789,551
Ciments Francais	5,200	675,956
CNP Assurances	15,900	1,253,673
Compagnie Generale des Etablissements Michelin (Class “B” Stock)	20,800	1,169,195
Credit Agricole SA	25,200	793,886
Dassault Systemes SA	21,200	1,196,950

COMMON STOCKS (Continued)	Shares	Value (Note 2)
France (cont’d.)
Essilor International SA CIE Generale D’Optique	20,300	$1,639,054
Eurazeo	10,100	1,054,039
Hermes International	8,930	2,233,901
Iliad SA	7,500	464,383
Natexis Banques Populaires	6,900	1,149,360
Peugeot SA	26,000	1,499,047
Rallye SA	13,400	575,711
Renault SA	13,600	1,109,356
Sanofi-Aventis	55,900	4,897,297
Societe Generale	5,300	651,935
Technip SA	27,600	1,659,915
Total SA	7,500	1,884,168
Total SA, ADR	42,800	5,409,920
Valeo SA	30,700	1,141,614
Vinci SA	22,600	1,943,824

		40,358,777

Republic of Germany — 3.6%
BASF AG	39,300	3,011,696
Bayer AG	21,600	900,906
Bijou Brigitte AG	2,350	637,113
Celesio AG	25,100	2,153,797
Continental AG	42,800	3,795,233
DaimlerChrysler AG	24,800	1,264,854
Deutsche Bank AG	21,900	2,125,519
Deutsche Telekom AG	83,000	1,381,581
E.ON AG	32,300	3,344,452
MAN AG	29,500	1,574,414
Salzgitter AG	29,200	1,576,379
SAP AG	30,400	5,513,006
ThyssenKrupp AG	60,200	1,257,211
TUI AG	45,600	930,711

		29,466,872

Greece — 0.4%
Coca Cola Hellenic Bottling Co. SA, ADR	48,600	1,422,522
Motor Oil Hellas Corinth Refineries SA	31,000	728,876
National Bank of Greece SA, ADR	133,000	1,138,480

		3,289,878

Hong Kong — 1.0%
Chaoda Modern Agriculture	1,203,600	499,892
CITIC International Financial Holdings Ltd	1,621,000	601,056
Citic Pacific Ltd.	544,500	1,504,666
Esprit Holdings Ltd.	269,000	1,908,083
Li & Fung Ltd.	736,000	1,416,167
Techtronic Industries Co.	797,000	1,895,984

		7,825,848

India — 0.4%
HDFC Bank Ltd., ADR	23,500	1,196,150
Infosys Technologies Ltd., ADR	24,000	1,940,640

		3,136,790

Ireland — 0.7%
Anglo Irish Bank Corp., PLC	134,900	2,047,520

SEE NOTES TO FINANCIAL STATEMENTS.

B47

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Ireland (cont’d.)
Irish Life & Permanent, PLC	86,900	$1,775,716
Ryanair Holdings PLC, ADR(a)	38,400	2,150,016

		5,973,252

Italy — 1.4%
Banche Popolari Unite Scrl	33,200	727,934
Benetton Group SpA	103,000	1,173,074
Eni SpA	97,900	2,715,613
IFIL — Investments SpA	362,100	1,546,492
Luxottica Group SpA	115,500	2,930,335
Saipem SpA	83,800	1,375,055
Sanpaolo IMI SpA	53,700	839,827

		11,308,330

Japan — 12.6%
Aeon Credit Service Co. Ltd.	9,700	917,876
Aeon Mall Co. Ltd	24,200	1,179,449
Alpine Electronics, Inc.	41,600	558,188
Alps Electric Co. Ltd.	49,700	694,430
Asahi Breweries Ltd.	131,600	1,604,577
Asahi Kasei Corp.	226,100	1,529,975
Capcom Co. Ltd.	93,200	1,088,601
Chiyoda Corp.	56,000	1,283,165
Chugai Pharmaceutical Co. Ltd.	115,300	2,480,821
Cosmo Oil Co. Ltd.	303,300	1,516,771
Daiwa Securities Group, Inc.	89,400	1,013,100
Denki Kagaku Kogyo K K	224,900	993,366
Denso Corp.	141,500	4,898,828
Hitachi Ltd.	137,900	929,093
Hokkaido Electric Power Co., Inc.	53,200	1,081,625
Hokuetsu Paper Mills Ltd.	113,900	588,979
Honda Motor Co. Ltd.	47,700	2,752,934
Hosiden Corp.	51,900	634,920
Hoya Corp.	84,700	3,044,437
JS Group Corp.	30,800	615,335
Kaken Pharmaceutical Co. Ltd.	129,500	1,007,079
Kansai Electric Power Co., Inc. (The)	72,300	1,551,090
Kenedix, Inc.	93	586,004
Keyence Corp.	13,200	3,753,877
KK Davinci Advisors(a)	78	586,348
Komeri Co. Ltd.	19,400	832,065
Kurabo Industries Ltd.	173,100	647,532
Kyowa Hakko Kogyo Co. Ltd.	118,000	822,472
Kyushu Electric Power Co., Inc.	30,700	666,126
Marubeni Corp.	191,700	1,026,636
MISUMI Group, Inc.	14,300	621,641
Mitsubishi UFJ Financial, Inc.	440	5,991,811
Mori Seiki Co. Ltd.	42,400	636,351
NEOMAX Co. Ltd.	19,000	625,538
Nidec Corp.	29,700	2,526,707
Nippon Oil Corp.	284,200	2,202,467
Nippon Telegraph & Telephone Corp.	600	2,722,991
Nissan Motor Co. Ltd.	200,100	2,041,168
Nitto Denko Corp.	22,400	1,745,239
NSK Ltd.	219,400	1,500,508
NTT DoCoMo, Inc.	1,800	2,741,236
Okasan Holdings, Inc.	124,100	1,070,261
ORIX Corp.	20,700	5,268,765
Osaka Gas Co. Ltd.	439,300	1,514,758

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Japan (cont’d.)
Point, Inc.	10,000	$835,718
Rengo Co. Ltd.	217,900	1,316,268
Ricoh Co. Ltd.	95,600	1,673,926
Ryohin Kiekaku Co. Ltd.	12,900	1,128,493
Santen Pharmaceutical Co. Ltd.	26,700	740,618
Sharp Corp.	204,000	3,103,939
Shimamura Co. Ltd.	7,100	981,123
Sumitomo Trust & Banking Co. Ltd. (The)	237,000	2,416,554
Sundrug Co. Ltd.	7,000	383,532
Takefuji Corp.	20,000	1,357,982
Tanabe Seiyaku Co. Ltd.	143,600	1,393,213
Tohoku Electric Power Co., Inc.	38,900	790,232
Toyota Motor Corp.	78,300	4,090,714
Toyota Motor Corp., ADR	59,828	6,259,206
UNY Co. Ltd.	41,500	654,322
Yamada Denki Co. Ltd.	18,800	2,350,212
Yokohama Rubber Co. Ltd. (The)	174,300	1,022,796

		102,593,988

Mexico — 0.5%
America Movil — Ser. L, ADR	17,395	508,978
America Movil SA de CV	867,000	1,266,354
Wal-Mart de Mexico SA de CV	478,400	2,654,653

		4,429,985

Netherlands — 2.0%
ABN AMRO Holding NV	22,700	593,656
Aegon NV	151,600	2,467,828
ING Groep NV	69,300	2,403,886
Qiagen NV(a)	66,100	777,076
Royal Dutch Shell PLC (Class “B” Stock)	195,600	6,252,684
Royal Dutch Shell PLC, ADR	32,100	1,973,829
Royal KPN NV	67,900	680,873
Stork NV	15,000	640,901
TomTom NV(a)	26,100	896,090

		16,686,823

New Zealand — 0.1%
Fisher & Paykel Appliances Holdings Ltd.	366,600	867,088

Norway — 0.6%
Norsk Hydro ASA	16,100	1,653,105
Statoil ASA	130,100	2,987,791

		4,640,896

Portugal — 0.1%
Energias de Portugal SA	231,100	711,355

Singapore — 0.4%
CapitaLand Ltd.	768,000	1,586,716
MobileOne Ltd.	433,700	553,618
Neptune Orient Lines Ltd.	432,800	875,385

		3,015,719

South Africa — 0.4%
Naspers Ltd.(b)	45,500	805,445
Sasol Ltd.	70,100	2,509,309

		3,314,754

SEE NOTES TO FINANCIAL STATEMENTS.

B48

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
South Korea — 0.7%
Hyundai Motor Co. GDR	39,300	$1,891,423
Kookmin Bank, ADR	21,700	1,621,207
Samsung Electronics Co. Ltd., GDR	7,600	2,504,200

		6,016,830

Spain — 1.3%
Banco Bilbao Vizcaya Argentaria SA	83,800	1,496,092
Banco Santander Central Hispano SA	109,900	1,450,726
Cia Espanola de Petroleos	23,800	1,089,029
Grupo Ferrovial SA	15,600	1,080,422
Inditex SA	89,200	2,909,373
Repsol YPF SA	93,200	2,722,062

		10,747,704

Sweden — 0.7%
Capio AB(a)	25,500	454,182
Electrolux AB, Ser. B	68,800	1,788,306
Modern Times Group AB(a)	14,100	588,350
Nordea Bank AB	244,700	2,541,099

		5,371,937

Switzerland — 4.8%
Actelion Ltd.(a)	3,700	306,069
Baloise Holding AG	24,000	1,401,773
Credit Suisse Group	68,700	3,502,835
EFG International(a)	28,800	767,094
Georg Fischer AG(a)	2,500	854,229
Nobel Biocare Holding AG	4,500	989,688
Phonak Holding AG	13,200	568,563
Rieter Holding AG	2,200	652,943
Roche Holding AG	41,800	6,276,124
SGS SA	1,750	1,475,591
Swisscom AG	2,900	915,319
Syngenta AG	5,000	622,122
Synthes, Inc.	33,900	3,807,800
UBS AG	148,515	14,135,747
Verwalt & Privat-Bank AG	2,578	431,416
Zurich Financial Services AG	11,200	2,386,515

		39,093,828

Taiwan — 0.4%
HON HAI Precision Industry Co. Ltd., GDR	314,000	3,611,000

United Kingdom — 8.0%
Alliance & Leicester PLC	60,600	1,036,361
AstraZeneca PLC	70,100	3,411,952
Aviva PLC	185,200	2,246,374
BAE Systems PLC	158,200	1,039,053
Barclays PLC	299,200	3,145,247
BG Group PLC	604,800	5,977,971
BP PLC	153,600	1,635,814
Bradford & Bingley PLC	178,100	1,257,851
BT Group PLC	756,400	2,898,820
Cairn Energy PLC(a)	29,300	967,878
Capita Group PLC	260,400	1,867,104
Carphone Warehouse Group PLC	116,500	555,211
DSG International PLC	333,500	939,570
Firstgroup PLC	127,000	877,832
GKN PLC	263,300	1,304,654

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United Kingdom (cont’d.)
GlaxoSmithKline PLC	37,400	$945,247
Hanson PLC	70,700	777,271
HBOS PLC	410,700	7,016,587
House of Fraser PLC	379,200	738,854
Imperial Chemical Industries PLC	261,100	1,491,410
Legal & General Group PLC	359,600	754,799
Lloyds TSB Group PLC	346,200	2,909,669
Mitchells & Butlers PLC	151,500	1,089,534
Northern Foods PLC	211,500	551,283
Northumbrian Water Group PLC	225,900	946,384
Old Mutual PLC	532,900	1,510,508
Pilkington PLC	544,600	1,396,098
Reckitt Benckiser PLC	76,700	2,533,661
Scottish Power PLC	195,100	1,824,353
Shanks Group PLC	34,229	91,280
Standard Chartered PLC	140,000	3,119,247
Tate & Lyle PLC	99,500	963,792
Taylor Woodrow PLC	198,900	1,302,091
Tesco PLC	701,600	4,001,521
Viridain Group PLC	46,100	709,469
Vodafone Group PLC	505,800	1,092,130

		64,926,880

United States — 44.1%
Alltel Corp.	29,800	1,880,380
Altria Group, Inc.	24,400	1,823,168
Amerada Hess Corp.	17,900	2,270,078
American Express Co.	37,700	1,940,042
American International Group, Inc.	43,100	2,940,713
Ameriprise Financial, Inc.	41,200	1,689,200
Amylin Pharmaceuticals, Inc.	52,180	2,083,026
Anheuser-Busch Cos., Inc.	55,000	2,362,800
Apple Computer, Inc.(a)	134,277	9,653,174
AT&T, Inc.	79,600	1,949,404
Avon Products, Inc.	68,300	1,949,965
Baker Hughes, Inc.	69,500	4,224,210
Bank of America Corp.	122,500	5,653,375
Bowater, Inc.	35,900	1,102,848
Bristol-Myers Squibb Co.	80,600	1,852,188
Burlington Northern Santa Fe Corp.	81,942	5,803,132
Cablevision Systems Corp. (Class “A” Stock)(a)	37,800	887,166
Campbell Soup Co.	58,500	1,741,545
Caterpillar, Inc.	102,815	5,939,623
CBS Corp. (Class B)(a)	64,600	2,105,960
Charles Schwab Corp. (The)	98,200	1,440,594
ChevronTexaco Corp.	81,200	4,609,724
Chicago Mercantile Exchange Holdings, Inc.	21,098	7,753,304
Cisco Systems, Inc.(a)	113,400	1,941,408
Citigroup, Inc.	66,800	3,241,804
Coca-Cola Co. (The)	71,800	2,894,258
Comcast Corp. (Class A)(a)	96,300	2,473,947
Dow Chemical Co. (The)	30,400	1,332,128
Dow Jones & Co., Inc.	36,900	1,309,581
Duke Energy Corp.	114,100	3,132,045
E.I. du Pont de Nemours & Co.	56,600	2,405,500
Exxon Mobil Corp.	82,200	4,617,174

SEE NOTES TO FINANCIAL STATEMENTS.

B49

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United States (cont’d.)
Fannie Mae	34,900	$1,703,469
FedEx Corp.	79,775	8,247,937
Fifth Third Bancorp	71,600	2,700,752
FirstEnergy Corp.	51,200	2,508,288
Genentech, Inc.(a)	118,452	10,956,810
General Dynamics Corp.	42,887	4,891,262
General Electric Co.	334,832	11,735,861
General Mills, Inc.	32,000	1,578,240
General Motors Corp.	54,200	1,052,564
Genworth Financial, Inc.	35,300	1,220,674
Goldman Sachs Group, Inc.	44,698	5,708,382
Google, Inc. (Class “A” Stock)(a)	13,596	5,640,437
Halliburton Co.	91,073	5,642,883
Hartford Financial Services Group, Inc.	25,800	2,215,962
Hewlett-Packard Co.	63,500	1,818,005
Home Depot, Inc. (The)	169,162	6,847,678
Honeywell International, Inc.	89,600	3,337,600
International Business Machines Corp.	39,700	3,263,340
International Paper Co.	88,800	2,984,568
Johnson & Johnson	38,000	2,283,800
J.P. Morgan Chase & Co.	158,600	6,294,834
KB Home	40,511	2,943,529
Lehman Brothers Holdings, Inc.	46,020	5,898,383
Lennar Corp. (Class “A” Stock)	66,220	4,040,744
Liberty Media Corp. (Class “A” Stock)(a)	364,100	2,865,467
Lincoln National Corp.	18,400	975,752
Lockheed Martin Corp.	27,500	1,749,825
Lowe’s Cos., Inc.	115,023	7,667,433
Marsh & McLennan Cos., Inc.	142,200	4,516,272
Medtronic, Inc.	48,894	2,814,828
Mellon Financial Corp.	76,500	2,620,125
Merck & Co., Inc.	107,300	3,413,213
Merrill Lynch & Co., Inc.	34,400	2,329,912
Microsoft Corp.	127,500	3,334,125
Morgan Stanley	47,800	2,712,172
Motorola, Inc.	264,588	5,977,043
New York Times Co. (The)	70,100	1,854,145
Newell Rubbermaid, Inc.	88,700	2,109,286
NiSource, Inc.	129,800	2,707,628
Nordstrom, Inc.	106,497	3,982,988
Nucor Corp.	28,000	1,868,160
Pfizer, Inc.	118,400	2,761,088
Praxair, Inc.	91,780	4,860,669
Procter & Gamble Co. (The)	136,019	7,872,780
Progressive Corp. (The)	31,612	3,691,649
QUALCOMM, Inc.	127,370	5,487,100
Qwest Communications International, Inc.(a)	190,000	1,073,500
RadioShack Corp.	62,100	1,305,963

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United States (cont’d.)
Raytheon Co.	50,200	$2,015,530
Schering-Plough Corp.	93,600	1,951,560
SLM Corp.	73,259	4,035,838
Sprint Nextel Corp.	118,700	2,772,832
St. Joe Co. (The)	49,051	3,297,208
St. Paul Travelers Cos., Inc. (The)	60,300	2,693,601
Starbucks Corp.(a)	213,805	6,416,288
State Street Corp.	48,100	2,666,664
Texas Instruments, Inc.	44,800	1,436,736
Time Warner Cos., Inc.	201,100	3,507,184
U.S. Bancorp	115,600	3,455,284
Union Pacific Corp.	88,485	7,123,927
UnitedHealth Group, Inc.	220,218	13,684,346
Verizon Communications, Inc.	71,900	2,165,628
Wal-Mart Stores, Inc.	50,000	2,340,000
Walgreen Co.	84,493	3,739,660
Walt Disney Co.	95,000	2,277,150
Waste Management, Inc.	84,800	2,573,680
Wyeth	48,300	2,225,181
Wynn Resorts Ltd.(a)	104,492	5,731,386

		359,180,272

TOTAL COMMON STOCKS		769,490,139

PREFERRED STOCK — 0.2%
Republic of Germany
Porsche AG	1,740	1,248,139

TOTAL LONG-TERM INVESTMENTS (cost $732,869,852)		770,738,278

SHORT-TERM INVESTMENTS — 5.1%
Mutual Fund — 5.0%
Dryden Core Investment Fund — Taxable Money Market Series (Note 4)(d)	41,184,673	41,184,673

Interest Rate	Maturity Date	Principal Amount
U.S. Treasury Securities — 0.1%
U.S. Treasury Bills(e)
3.50%(c)	01/26/06	$500,000	498,757

TOTAL SHORT-TERM INVESTMENTS (cost $41,683,459)			41,683,430

TOTAL INVESMENTS — 99.8% (cost $774,553,311; Note 5)			812,421,708
OTHER ASSETS IN EXCESS OF LIABLITIES(f) — 0.2%			1,718,137

TOTAL NET ASSETS — 100.0%			$814,139,845

SEE NOTES TO FINANCIAL STATEMENTS.

B50

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

(a)	Non-income producing security.

(b)	As of December 31, 2005, one security representing $805,445 and 0.001% of the total market value of the Portfolio was fair valued in accordance with the policies adopted by the Board of Directors.

(c)	Represents yield to maturity as of December 31, 2005.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(e)	Security segregated as collateral for future contracts.

(f)	Other assets in excess of liabilities include net unrealized depreciation on financial futures as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at December 31, 2005	Value at Trade Date	Unrealized (Depreciation)
Long Positions:
139	90 Day Euro	March 2006	$8,720,860	$8,880,363	$(159,503)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005.

Commercial Banks	10.3%
Diversified Financial Services	9.8
Oil, Gas & Consumable Fuels	9.0
Retail	6.2
Mutual Fund	5.0
Telecommunications	5.0
Pharmaceuticals	4.8
Automobiles	4.6
Insurance	4.4
Transportation	3.6
Metal & Minings	3.0
Electrical Equipment	2.5
Chemicals	2.3
Media	2.3
Industrial Conglomerates	2.1
Health Care-Products	1.9
Computers & Peripherals	1.8
Construction	1.8
Health Care-Services	1.7
Software	1.7
Biotechnology	1.4
Electronics	1.4
Aerospace/Defense	1.2
Personal Products	1.2
Food	1.1
Beverages	1.0
Household Products	1.0
Hotels, Restaurants & Leasure	0.8
Internet Software & Services	0.8
Real Estate	0.8
Forest Products & Paper	0.7
Building Materials	0.6
Commercial Services	0.6
Semiconductors & Semiconductor Equipment	0.6
Textiles, Apparel & Luxury Goods	0.5
Trading Companies & Distributors	0.5
Agriculture	0.4
Machinery	0.4
Airlines	0.3
Environmental Control	0.3
Office Equipment	0.2
U.S. Treasury Securities	0.1
Utility — Water	0.1

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B51

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 94.5%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Asset Backed Securities — 5.5%
MBNA Master Credit Card Trust II, Series 1999-J, Class A	7.00%	02/15/12	$3,200	$3,436,145
Small Business Administration Participation Certificates, Series 1997-20A, Class 1	7.15%	01/01/17	5,716	5,977,161
Small Business Administration Participation Certificates, Series 1996-20J, Class 1	7.20%	10/01/16	5,657	5,922,744
Small Business Administration Participation Certificates, Series 1997-20G, Class 1	6.85%	07/01/17	1,727	1,798,390
Small Business Administration Participation Certificates, Series 1998-201, Class 1	6.00%	09/01/18	3,526	3,624,837

				20,759,277

Collateralized Mortgage Obligations — 6.5%
Federal Home Loan Mortgage Corp., Series 2496, Class PM	5.50%	09/15/17	2,819	2,818,222
Federal Home Loan Mortgage Corp., Series 2501, Class MC	5.50%	09/15/17	2,000	2,030,958
Federal Home Loan Mortgage Corp., Series 2513, Class HC	5.00%	10/15/17	2,339	2,307,027
Federal Home Loan Mortgage Corp., Series 2518, Class PV	5.50%	06/15/19	1,920	1,901,790
Federal National Mortgage Association, Series 1993-29, Class PH	6.50%	01/25/23	642	645,328
Federal National Mortgage Association, Series 2002-18, Class PC	5.50%	04/25/17	5,000	5,093,817
Federal National Mortgage Association, Series 2002-57, Class ND	5.50%	09/25/17	2,600	2,635,009
Federal National Mortgage Association, Series 2002-94, Class HQ	4.50%	01/25/18	6,419	6,131,733
Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 4A-3(a)	4.17%	02/25/34	892	879,582

				24,443,466

Commercial Mortgage Backed Securities — 6.5%
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A5	4.86%	07/10/43	1,750	1,710,301
Bear Stearns Commercial Mortgage Securities, Inc., Series 2000-WF1, Class A1	7.64%	02/15/32	925	960,021
Bear Stearns Commercial Mortgage, Series 2004-T16, Class A5	4.60%	02/13/46	4,200	4,053,503
Bear Stearns Commercial Mortgage, Series 2005-PWR8, Class A4	4.67%	06/11/41	1,750	1,684,928
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A4	4.69%	07/15/37	1,750	1,688,471
First Union National Bank Commercial Mortgage Trust, Series 2000-C2, Class A1	6.94%	10/15/32	1,069	1,090,848
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A1	7.74%	05/17/32	675	693,491
GS Mortgage Securities Corp. II, Series 2003-C1, Class A3	4.61%	01/10/40	6,800	6,589,614
Keycorp, Series 2000-C1, Class A2	7.73%	05/17/32	3,000	3,260,129
Morgan Stanley Capital I, Series 2005-T19, Class AAB	4.85%	06/12/47	1,375	1,352,576
Morgan Stanley Dean Witter I, Series 2001-TOP1, Class A2	6.32%	02/15/33	1,536	1,557,441

				24,641,323

Corporate Bonds — 1.3%
International Bank for Reconstruction	4.75%	02/15/35	1,670	1,628,749
New Jersey Economic Development Authority State Pension Funding, Series B	Zero	02/15/12	4,609	3,448,177

				5,076,926

Mortgage Backed Securities — 44.0%
Federal Home Loan Mortgage Corp.	5.00%	06/01/33-05/01/34	13,148	12,762,874
Federal Home Loan Mortgage Corp.	6.00%	09/01/34	838	846,162
Federal Home Loan Mortgage Corp.	6.50%	06/01/08-09/01/32	1,687	1,732,496
Federal Home Loan Mortgage Corp.	7.00%	12/01/08-10/01/32	2,297	2,360,956
Federal Home Loan Mortgage Corp.	5.00%	TBA	5,500	5,322,966
Federal Home Loan Mortgage Corp.	6.00%	TBA	3,000	3,029,064
Federal National Mortgage Association(a)	4.09%	08/01/33	5,636	5,446,234
Federal National Mortgage Association(a)	4.27%	04/01/34	2,830	2,786,134
Federal National Mortgage Association(a)	4.45%	06/01/34	2,589	2,559,176
Federal National Mortgage Association(a)	4.89%	10/01/34	3,304	3,267,725
Federal National Mortgage Association	5.00%	07/01/18-03/01/34	15,484	15,231,225
Federal National Mortgage Association	5.50%	01/01/17-09/01/35	48,300	47,879,669
Federal National Mortgage Association	6.00%	11/01/14-01/01/35	6,045	6,117,647
Federal National Mortgage Association	6.28%	03/01/11	1,605	1,682,777
Federal National Mortgage Association	6.50%	11/01/09-10/01/32	6,338	6,512,336
Federal National Mortgage Association	7.00%	02/01/12-11/01/33	2,391	2,492,431
Federal National Mortgage Association	7.50%	12/01/06-10/01/12	619	644,864
Federal National Mortgage Association	8.00%	10/01/23-03/01/26	78	85,747
Federal National Mortgage Association	9.00%	02/01/25-04/01/25	356	390,275
Federal National Mortgage Association	5.00%	TBA	1,000	968,750

SEE NOTES TO FINANCIAL STATEMENTS.

B52

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Mortgage Backed Securities (cont’d.)
Federal National Mortgage Association	5.00%	TBA	$10,000	$9,890,621
Federal National Mortgage Association	5.50%	TBA	1,000	1,005,938
Federal National Mortgage Association	5.50%	TBA	5,000	4,950,000
Federal National Mortgage Association	6.00%	TBA	11,000	11,099,683
Federal National Mortgage Association	7.00%	TBA	3,000	3,129,375
Government National Mortgage Association	5.00%	09/15/33-04/15/34	5,401	5,338,497
Government National Mortgage Association	6.50%	07/15/32-08/15/32	1,321	1,380,477
Government National Mortgage Association	7.00%	08/15/23-08/15/28	2,996	3,154,259
Government National Mortgage Association	7.50%	12/15/25-02/15/26	646	680,955
Government National Mortgage Association	8.50%	09/15/24-04/15/25	744	809,206
Government National Mortgage Association	5.00%	TBA	3,000	2,959,686

				166,518,205

U.S. Government Agency Obligations — 23.0%
Federal Farm Credit Bank(b)	3.75%	01/15/09	4,250	4,135,446
Federal Farm Credit Bank	4.125%	07/17/09	3,110	3,047,492
Federal Home Loan Bank	4.625%	01/18/08	3,250	3,244,043
Federal Home Loan Bank(c)	4.75%	08/13/10	10,755	10,727,672
Federal Home Loan Bank	7.51%	02/20/07	2,000	2,015,940
Federal Home Loan Mortgage Corp.	4.375%	01/25/10	14,690	14,454,211
Federal Home Loan Mortgage Corp.	4.75%	01/18/11	10,790	10,784,411
Federal National Mortgage Association	4.25%	08/15/10	16,000	15,675,983
Federal National Mortgage Association	4.75%	12/15/10	1,930	1,930,021
Federal National Mortgage Association	6.00%	05/15/11	7,450	7,879,396
FICO Strip Principal	Zero	05/11/18	4,000	2,207,160
Tennessee Valley Authority, Series B	4.375%	06/15/15	9,850	9,545,014
Tennessee Valley Authority, Series B	5.88%	04/01/36	1,090	1,238,305

				86,885,094

U.S. Government Securities — 7.7%
United States Treasury Bonds(c)	5.375%	02/15/31	265	297,669
United States Treasury Bonds	5.50%	08/15/28	7,555	8,494,947
United States Treasury Bonds(c)	8.125%	05/15/21-08/15/21	1,504	2,084,234
United States Treasury Bonds	9.25%	02/15/16	2,245	3,111,166
United States Treasury Bonds	13.25%	05/15/14	5,600	7,131,690
United States Treasury Notes	1.875%	07/15/15	911	896,249
United States Treasury Notes(c)	4.125%	08/15/10	1,417	1,403,051
United States Treasury Notes(c)	4.375%	12/15/10	1,895	1,896,480
United States Treasury Notes(c)	4.50%	11/15/15	1,855	1,870,217
United States Treasury Strip Principal	Zero	05/15/19	3,295	1,779,863

				28,965,566

TOTAL LONG-TERM INVESTMENTS (cost $359,148,992)				357,289,857

SHORT-TERM INVESTMENTS — 17.7%			Shares
Mutual Funds — 17.7%
Dryden Core Investment Fund — Dryden Short-Term Bond Series(e)			3,121,934	31,216,839
Dryden Core Investment Fund — Taxable Money Market Series (includes $6,829,733 of cash collateral received for securities on loan) (Note 4)(d)(e)			35,897,716	35,897,716

TOTAL SHORT-TERM INVESTMENTS (cost $67,117,053)				67,114,555

SEE NOTES TO FINANCIAL STATEMENTS.

B53

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS (Continued)	Contracts	Value (Note 2)
OUTSTANDING OPTIONS PURCHASED
Call Option
U.S. Treasury Notes Futures, expiring 9/18/06 @ $95.25 (cost $49,925)	43	$18,006

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN (cost $426,315,970; Note 5)		424,422,418

OUTSTANDING OPTIONS WRITTEN
Call Option
U.S. Treasury Notes Futures, expiring 9/18/06 @ $95.75 (premium received $22,688)	43	(5,106)
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 112.2% (cost $426,293,282; Note 5)		424,417,312
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (12.2%)		(46,254,963)

TOTAL NET ASSETS — 100.0%		$378,162,349

The following abbreviations are used in portfolio descriptions:

TBA	Securities purchased on a forward commitment basis

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2005.

(b)	Security segregated as collateral for futures contracts, options, swaps and TBAs.

(c)	All or portion of security is on loan. The aggregate market value of such securities is $6,681,354; cash collateral of $6,829,733 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Investment Fund – Taxable Money Market Series and the Dryden Core Investment Fund – Dryden Short-Term Core Bond Series.

(f)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures and interest rate swaps as follows;

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation/ (Depreciation)
Long Positions:
220	Eurodollar Futures-90 Day	Mar. 06	$52,407,059	$52,373,750	$(33,309)
20	Fed Fund-30 Day	Apr. 06	7,946,090	7,946,469	379
234	U.S. Treasury 30 Yr Bonds	Mar. 06	26,232,589	26,719,875	487,286

					454,356

Short Positions:
359	U.S. Treasury 2 Yr Notes	Mar. 06	73,653,943	73,662,312	(8,369)
102	U.S. Treasury 5 Yr Notes	Mar. 06	10,820,459	10,847,063	(26,604)
209	U.S. Treasury 10 Yr Notes	Mar. 06	22,679,434	22,865,906	(186,472)

					(221,445)

					$232,911

Interest rate swap agreements outstanding at December 31, 2005:

Counterparty (1)	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.	7/14/2010	$5,750	5.047%	3 month LIBOR	$48,453
Morgan Stanley Capital Services, Inc.	12/15/2015	1,900	5.047%	3 month LIBOR	29,198
Morgan Stanley Capital Services, Inc.	12/15/2025	1,900	5.250%	3 month LIBOR	55,308

					$132,959

(1)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

B54

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mortgage Backed Securities	44.0%
U.S. Government Agency Obligations	23.0
Mutual Funds (including 1.8% of collateral received for securities on loan)	17.7
U.S. Government Securities	7.7
Commercial Mortgage Backed Securities	6.5
Collateralized Mortgage Obligations	6.5
Asset Backed Securities	5.5
Corporate Bonds	1.3
Options	0.0

112.2
Liabilities in excess of other assets	(12.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B55

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.0%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.1%
Omnicom Group, Inc.	51,800	$4,409,734

Aerospace — 1.9%
Boeing Co.	231,836	16,284,161
General Dynamics Corp.	57,500	6,557,875
L-3 Communications Holdings, Inc.	31,700	2,356,895
Lockheed Martin Corp.	110,398	7,024,625
Northrop Grumman Corp.	107,526	6,463,388
Raytheon Co.	128,318	5,151,968
Rockwell Collins, Inc.	49,100	2,281,677
United Technologies Corp.	286,100	15,995,851

		62,116,440

Airlines — 0.1%
Southwest Airlines Co.	190,037	3,122,308

Apparel — 0.2%
Jones Apparel Group, Inc.	37,400	1,148,928
NIKE, Inc. (Class “B” Stock)	54,100	4,695,339
Reebok International, Ltd.	11,000	640,530

		6,484,797

Autos – Cars & Trucks — 0.7%
Cummins, Inc.	12,400	1,112,652
Dana Corp.	37,894	272,079
Ford Motor Co.(b)	519,345	4,009,343
General Motors Corp.(b)	160,800	3,122,736
Genuine Parts Co.	49,225	2,161,962
Harley-Davidson, Inc.(b)	81,500	4,196,435
Johnson Controls, Inc.	54,100	3,944,431
Navistar International Corp.(a)	22,900	655,398
PACCAR, Inc.	51,435	3,560,845

		23,035,881

Banks and Savings & Loans — 6.4%
AmSouth Bancorporation(b)	104,300	2,733,703
Bank of New York Co., Inc.	218,700	6,965,595
BankAmerica Corp.(b)	1,134,412	52,353,113
Capital One Financial Corp.	80,000	6,912,000
Comerica, Inc.	49,750	2,823,810
Compass Bancshares, Inc.	33,800	1,632,202
Fifth Third Bancorp	151,549	5,716,428
First Horizon National Corp.	35,900	1,379,996
Golden West Financial Corp.(b)	72,500	4,785,000
Huntington Bancshares, Inc.	60,875	1,445,781
KeyCorp	118,500	3,902,205
M&T Bank Corp.	25,600	2,791,680
Mellon Financial Corp.	116,100	3,976,425
National City Corp.(b)	167,900	5,636,403
North Fork Bancorporation, Inc.	140,850	3,853,656
Northern Trust Corp.(b)	55,100	2,855,282
PNC Financial Services Group	81,100	5,014,413
Regions Financial Corp.	129,337	4,418,152
Sovereign Bancorp, Inc.	105,800	2,287,396
State Street Corp.	92,700	5,139,288
Suntrust Banks, Inc.	99,900	7,268,724
Synovus Financial Corp.	85,100	2,298,551
U.S. Bancorp	527,181	15,757,440
Wachovia Corp.(b)	426,585	22,549,283
Wells Fargo & Co.	477,060	29,973,680

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks and Savings & Loans (cont’d.)
Zions Bancorporation	27,700	$2,093,012

		206,563,218

Chemicals — 1.1%
Air Products & Chemicals, Inc.	60,300	3,569,157
Chemtura Corp.	0	3
Dow Chemical Co.	270,461	11,851,601
Du Pont (E.I.) de Nemours & Co.	254,991	10,837,118
Eastman Chemical Co.	22,400	1,155,616
Engelhard Corp.	36,775	1,108,766
Hercules, Inc.(a)	27,900	315,270
Praxair, Inc.(b)	89,400	4,734,624
Rohm & Haas Co.	43,400	2,101,428
Sigma-Aldrich Corp.	19,200	1,215,168

		36,888,751

Commercial Services — 0.8%
Cendant Corp.	300,218	5,178,761
Cintas Corp.	41,200	1,696,616
Convergys Corp.(a)	43,900	695,815
eBay, Inc.(a)	307,600	13,303,700
Equifax, Inc.	37,500	1,425,750
Fiserv, Inc.(a)	54,900	2,375,523
Monster Worldwide, Inc.(a)(b)	32,900	1,342,978

		26,019,143

Computers — 3.4%
Apple Computer, Inc.(a)	230,400	16,563,456
Automatic Data Processing, Inc.(b)	157,500	7,227,675
Citrix Systems, Inc.(a)(b)	46,800	1,346,904
Comverse Technology, Inc.(a)(b)	40,600	1,079,554
Dell, Inc.(a)	677,300	20,312,227
Hewlett-Packard Co.	814,716	23,325,319
International Business Machines Corp.	451,200	37,088,640
Sun Microsystems, Inc.(a)	842,600	3,530,494

		110,474,269

Computer Services — 5.8%
Adobe Systems, Inc.	153,700	5,680,752
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	37,700	2,231,086
Autodesk, Inc.	52,700	2,263,465
Avaya, Inc.(a)	129,408	1,380,783
BMC Software, Inc.(a)	63,300	1,297,017
Cisco Systems, Inc.(a)	1,762,000	30,165,440
Computer Associates International, Inc.	133,173	3,754,147
Computer Sciences Corp.(a)	53,900	2,729,496
Compuware Corp.(a)	108,600	974,142
EMC Corp.(a)	680,974	9,274,866
First Data Corp.	217,604	9,359,148
Gateway, Inc.(a)(b)	22,000	55,220
Intuit, Inc.(a)(b)	51,100	2,723,630
Lexmark International, Inc.(a)	37,414	1,677,270
Mercury Interactive Corp.(a)	14,000	389,060
Micron Technology, Inc.(a)(b)	153,100	2,037,761
Microsoft Corp.	2,593,600	67,822,639
NCR Corp.(a)	51,800	1,758,092

SEE NOTES TO FINANCIAL STATEMENTS.

B56

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Computer Services (cont’d.)
Network Appliance, Inc.(a)	107,300	$2,897,100
Novell, Inc.(a)	97,100	857,393
NVIDIA Corp.(a)	44,700	1,634,232
Oracle Corp.(a)	1,095,020	13,370,194
Parametric Technology Corp.(a)	81,800	498,980
Siebel Systems, Inc.	104,900	1,109,842
Symantec Corp.(a)	311,211	5,446,200
Symbol Technologies, Inc.	67,400	864,068
Unisys Corp.(a)	67,000	390,610
Yahoo!, Inc.(a)(b)	357,900	14,022,522

		186,665,155

Construction — 0.4%
Centex Corp.	36,600	2,616,534
D.R. Horton, Inc.	70,200	2,508,246
Fluor Corp.	23,500	1,815,610
KB Home	21,932	1,593,579
Pulte Corp.	65,800	2,589,888
Vulcan Materials Co.(b)	28,200	1,910,550

		13,034,407

Containers — 0.1%
Ball Corp.	33,000	1,310,760
Bemis Co., Inc.	25,900	721,833
Pactiv Corp.(a)	43,900	965,800

		2,998,393

Cosmetics & Soaps — 2.2%
Alberto-Culver Co., (Class “B” Stock)(b)	21,100	965,325
Avon Products, Inc.	125,400	3,580,170
Clorox Co.(b)	43,900	2,497,471
Colgate-Palmolive Co.	146,700	8,046,495
International Flavors & Fragrances, Inc.	25,200	844,200
Procter & Gamble Co.	941,681	54,504,466

		70,438,127

Diversified Consumer Products — 1.4%
Altria Group, Inc.	582,000	43,487,040
Eastman Kodak Co.(b)	81,000	1,895,400

		45,382,440

Diversified Manufacturing Operations — 3.4%
American Standard Cos., Inc.	50,900	2,033,455
Cooper Industries Ltd. (Class “A” Stock)	25,000	1,825,000
General Electric Co.	2,962,700	103,842,634

		107,701,089

Diversified Office Equipment — 0.1%
Avery Dennison Corp.	27,600	1,525,452
Pitney Bowes, Inc.	65,500	2,767,375

		4,292,827

Diversified Operations — 0.3%
Corning, Inc.(a)	411,700	8,094,022

Drugs & Medical Supplies — 9.0%
Abbott Laboratories	437,900	17,266,397
Allergan, Inc.(b)	37,400	4,037,704

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
AmerisourceBergen Corp.	62,400	$2,583,360
Bard (C.R.), Inc.	29,800	1,964,416
Bausch & Lomb, Inc.(b)	16,100	1,093,190
Baxter International, Inc.	180,500	6,795,825
Becton Dickinson & Co.	71,000	4,265,680
Biogen Idec, Inc.(a)	95,425	4,325,615
Biomet, Inc.(b)	70,525	2,579,099
Boston Scientific Corp.(a)	163,400	4,001,666
Bristol-Myers Squibb Co.	550,260	12,644,975
Cardinal Health, Inc.	122,075	8,392,656
Genzyme Corp.(a)(b)	68,300	4,834,274
Guidant Corp.	85,600	5,542,600
Hospira, Inc.(a)	42,820	1,831,840
Johnson & Johnson Co.	842,071	50,608,467
King Pharmaceuticals, Inc.(a)	75,633	1,279,710
Laboratory Corp. of America Holdings(a)(b)	37,600	2,024,760
Lilly (Eli) & Co.(b)	319,500	18,080,505
Medtronic, Inc.	341,300	19,648,641
Merck & Co., Inc.(b)	622,800	19,811,268
Mylan Laboratories, Inc.	53,900	1,075,844
Pfizer, Inc.	2,077,608	48,449,819
Quest Diagnostics, Inc.	49,500	2,548,260
Schering-Plough Corp.	414,300	8,638,155
St. Jude Medical, Inc.(a)	99,600	4,999,920
Stryker Corp.	83,300	3,701,019
Watson Pharmaceuticals, Inc.(a)(b)	31,400	1,020,814
Wyeth	381,900	17,594,133
Zimmer Holdings, Inc.(a)	67,286	4,537,768

		286,178,380

Education — 0.1%
Apollo Group, Inc. (Class “A” Stock)(a)	38,300	2,315,618

Electrical Services — 0.4%
American Power Conversion	52,500	1,155,000
Rockwell Automation, Inc.	51,800	3,064,488
TXU Corp.	135,012	6,776,252
Xcel Energy, Inc.	109,495	2,021,278

		13,017,018

Electronics — 4.2%
Advanced Micro Devices, Inc.(a)(b)	101,400	3,102,840
Altera Corp.(a)(b)	106,700	1,977,151
Analog Devices, Inc.	96,900	3,475,803
Applied Materials, Inc.(b)	433,400	7,775,196
Applied Micro Circuits Corp.(a)(b)	88,000	226,160
Broadcom Corp.(a)	84,900	4,003,035
Electronic Arts, Inc.(a)	80,000	4,184,800
Electronic Data Systems Corp.	134,300	3,228,572
Emerson Electric Co.	116,800	8,724,960
Fisher Scientific International, Inc.(a)	31,200	1,930,032
Freescale Semiconductor, Inc. (Class “B” Stock)(a)	107,446	2,704,416
Intel Corp.	1,719,700	42,923,712
Jabil Circuit, Inc.(a)	54,600	2,025,114
JDS Uniphase Corp.(a)	307,100	724,756
KLA-Tencor Corp.	47,900	2,362,907

SEE NOTES TO FINANCIAL STATEMENTS.

B57

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
Linear Technology Corp.	88,100	$3,177,767
LSI Logic Corp.(a)	110,800	886,400
Maxim Integrated Products, Inc.	86,000	3,116,640
Molex, Inc.	40,500	1,050,975
National Semiconductor Corp.	101,600	2,639,568
Novellus Systems, Inc.(a)	40,000	964,800
Perkin Elmer, Inc.	31,000	730,360
Pinnacle West Capital Corp.	26,000	1,075,100
PMC-Sierra, Inc.(a)	48,800	376,248
PPL Corp.(b)	110,000	3,234,000
QLogic Corp.(a)	25,900	842,009
RadioShack Corp.	43,660	918,170
Sanmina — SCI Corp.(a)	150,600	641,556
Solectron Corp.(a)(b)	282,000	1,032,120
Tektronix, Inc.	18,300	516,243
Teradyne, Inc.(a)	36,800	536,176
Texas Instruments, Inc.	471,200	15,111,384
Waters Corp.(a)(b)	34,100	1,288,980
Xerox Corp.(a)(b)	270,892	3,968,568
Xilinx, Inc.(b)	76,200	1,921,002

		133,397,520

Financial Services — 9.1%
Ambac Financial Group, Inc.	30,000	2,311,800
American Express Co.	348,000	17,908,080
Ameriprise Financial, Inc.	69,600	2,853,600
Bear Stearns Cos., Inc.	32,410	3,744,327
CIT Group, Inc.	58,700	3,039,486
Citigroup, Inc.	1,431,276	69,459,823
Countrywide Financial Corp.	166,198	5,682,310
E*TRADE Financial Corp.(a)	106,800	2,227,848
Fannie Mae	273,300	13,339,773
Federated Investors, Inc. (Class “B” Stock)	25,200	933,408
Franklin Resources, Inc.	44,300	4,164,643
Freddie Mac	194,300	12,697,505
Goldman Sachs Group, Inc.	131,100	16,742,781
H&R Block, Inc.	92,600	2,273,330
J.P. Morgan Chase & Co.	993,085	39,415,544
Janus Capital Group, Inc.(b)	62,600	1,166,238
Lehman Brothers Holdings, Inc.	79,900	10,240,783
Marshall & Ilsley Corp.	62,900	2,707,216
MBNA Corp.	355,352	9,647,807
Merrill Lynch & Co., Inc.	267,500	18,117,775
Moody’s Corp.(b)	75,520	4,638,438
Morgan Stanley	307,410	17,442,443
Paychex, Inc.	94,850	3,615,682
Schwab (Charles) Corp.	312,000	4,577,040
SLM Corp.(b)	117,900	6,495,111
T. Rowe Price Group, Inc.	36,000	2,593,080
Washington Mutual, Inc.	277,525	12,072,379

		290,108,250

Food & Beverage — 3.5%
Anheuser-Busch Cos., Inc.	222,100	9,541,416
Archer-Daniels-Midland Co.	172,138	4,244,923
Brown-Forman Corp. (Class “B” Stock)(b)	16,200	1,122,984

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage (cont’d.)
Campbell Soup Co.	56,000	$1,667,120
Coca-Cola Co.	588,900	23,738,559
Coca-Cola Enterprises, Inc.	94,300	1,807,731
ConAgra Foods, Inc.	145,300	2,946,684
Constellation Brands, Inc. (Class “A” Stocks)(a)	43,200	1,133,136
General Mills, Inc.	103,900	5,124,348
Heinz (H.J.) & Co.	94,150	3,174,738
Hershey Foods Corp.	49,900	2,756,975
Kellogg Co.	73,200	3,163,704
McCormick & Co., Inc.	36,300	1,122,396
Molson Coors Brewing Co. (Class “B” Stock)	16,000	1,071,840
Monsanto Co.	69,198	5,364,921
Pepsi Bottling Group, Inc.(b)	49,700	1,421,917
PepsiCo, Inc.	471,440	27,852,675
Sara Lee Corp.(b)	216,300	4,088,070
Sysco Corp.	180,600	5,607,630
Tyson Foods, Inc., (Class “A” Stock)	51,800	885,780
Wrigley (William) Jr. Co.	51,900	3,450,831

		111,288,378

Forest Products — 0.4%
International Paper Co.(b)	123,267	4,143,004
Louisiana-Pacific Corp.	31,000	851,570
MeadWestvaco Corp.	48,289	1,353,541
Plum Creek Timber Co., Inc.	52,200	1,881,810
Temple-Inland, Inc.	26,600	1,193,010
Weyerhaeuser Co.	67,700	4,491,218

		13,914,153

Gas Pipelines — 0.3%
Cinergy Corp.	53,539	2,273,266
Peoples Energy Corp.	11,400	399,798
Sempra Energy	70,054	3,141,221
Williams Cos., Inc.	162,000	3,753,540

		9,567,825

Hospitals/Healthcare Management — 3.9%
Aetna, Inc.	82,624	7,792,269
Agilent Technologies, Inc.(a)	103,282	3,438,258
Amgen, Inc.(a)	348,264	27,464,099
Applera Corp. — Applied Biosystems Group	56,800	1,508,608
Caremark Rx, Inc.(a)	126,400	6,546,256
Chiron Corp.(a)	20,300	902,538
Coventry Health Care, Inc.(a)	39,750	2,264,160
Express Scripts, Inc.(a)	37,100	3,108,980
Forest Laboratories, Inc.(a)	95,800	3,897,144
Gilead Sciences, Inc.(a)(b)	124,400	6,547,172
HCA, Inc.	121,298	6,125,549
Health Management Associates, Inc. (Class “A” Stock)(b)	66,300	1,455,948
Humana, Inc.(a)	46,100	2,504,613
IMS Health, Inc.	60,120	1,498,190
Manor Care, Inc.	22,950	912,722
McKesson Corp.	80,107	4,132,720
Medco Health Solutions, Inc.(a)	75,396	4,207,097
MedImmune, Inc.(a)	68,200	2,388,364

SEE NOTES TO FINANCIAL STATEMENTS.

B58

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hospitals/Healthcare Management (cont’d.)
Millipore Corp.(a)	14,200	$937,768
Patterson Cos., Inc.(a)(b)	23,900	798,260
Tenet Healthcare Corp.(a)	127,100	973,586
UnitedHealth Group, Inc.	373,500	23,209,290
WellPoint, Inc.(a)	175,100	13,971,229

		126,584,820

Household Products & Personal Care — 0.4%
Acco Brands Corp.(a)	1	17
Kimberly-Clark Corp.	136,588	8,147,474
Leggett & Platt, Inc.	54,900	1,260,504
Lennar Corp. (Class A)(b)	33,800	2,062,476

		11,470,471

Housing Related — 0.3%
Masco Corp.	124,400	3,755,636
Maytag Corp.	21,800	410,276
Newell Rubbermaid, Inc.	58,249	1,385,161
Stanley Works	22,400	1,076,096
Whirlpool Corp.	19,300	1,616,568

		8,243,737

Human Resources — 0.1%
Robert Half International, Inc.	45,800	1,735,362

Insurance — 4.7%
ACE, Ltd.	87,200	4,659,968
AFLAC, Inc.	138,800	6,443,096
Allstate Corp.	192,488	10,407,826
American International Group, Inc.	728,187	49,684,199
Aon Corp.(b)	87,125	3,132,144
Chubb Corp.	58,400	5,702,760
CIGNA Corp.	40,200	4,490,340
Cincinnati Financial Corp.	45,628	2,038,659
Genworth Financial, Inc., (Class “A” Stock)	90,500	3,129,490
Hartford Financial Services Group, Inc.	89,100	7,652,799
Jefferson-Pilot Corp.	36,018	2,050,505
Lincoln National Corp.	47,700	2,529,531
Loews Corp.	38,300	3,632,755
Marsh & McLennan Cos., Inc.(b)	140,800	4,471,808
MBIA, Inc.	38,550	2,319,168
MetLife, Inc.	208,200	10,201,800
MGIC Investment Corp.	32,900	2,165,478
Principal Financial Group, Inc.	84,400	4,003,092
Progressive Corp.(b)	54,300	6,341,154
SAFECO Corp.	37,500	2,118,750
St. Paul Cos., Inc.	196,598	8,782,033
Torchmark Corp.	30,000	1,668,000
UnumProvident Corp.(b)	80,456	1,830,374
XL Capital Ltd., (Bermuda) (Class “A” Stock)	41,800	2,816,484

		152,272,213

Internet & Catalog Retail — 0.1%
Amazon.com, Inc.(a)(b)	72,000	3,394,800

Leisure — 1.0%
Brunswick Corp.	26,400	1,073,424

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Leisure (cont’d.)
Carnival Corp.	120,500	$6,443,135
Disney (Walt) Co.	547,101	13,114,011
Harrah’s Entertainment, Inc.	44,650	3,183,099
Hilton Hotels Corp.(b)	67,800	1,634,658
Marriott International, Inc. (Class “A” Stock)	49,400	3,308,318
Sabre Group Holdings, Inc. (Class “A” Stock)	39,619	955,214
Starwood Hotels & Resorts Worldwide, Inc.	53,300	3,403,738

		33,115,597

Machinery — 0.9%
Caterpillar, Inc.(b)	192,800	11,138,056
Deere & Co.	67,000	4,563,370
Dover Corp.	59,700	2,417,253
Eaton Corp.	41,600	2,790,944
Ingersoll-Rand Co. (Class “A” Stock)	99,900	4,032,963
Parker-Hannifin Corp.	32,325	2,132,157
Snap-on, Inc.	12,300	461,988
Thermo Electron Corp.(a)	46,400	1,398,032

		28,934,763

Media — 2.8%
Clear Channel Communications, Inc.	144,800	4,553,960
Comcast Corp. (Class “A” Stock)(a)(b)	619,730	16,088,191
Dow Jones & Co., Inc.	17,400	617,526
E.W. Scripps Co. (The) (Class “A” Stock)	9,900	475,398
Gannett Co., Inc.(b)	70,400	4,264,128
Interpublic Group of Cos., Inc.(a)(b)	75,200	725,680
Knight-Ridder, Inc.(b)	20,900	1,322,970
McGraw-Hill, Inc.	106,200	5,483,106
Meredith Corp.	13,800	722,292
New York Times Co. (Class “A” Stock)(b)	41,900	1,108,255
News Corp. ( Class “A” Stock)	658,700	10,242,785
R. R. Donnelley & Sons, Co.	63,600	2,175,756
Time Warner, Inc.	1,311,120	22,865,933
Tribune Co.	84,700	2,563,022
Univision Communications, Inc. (Class “A” Stock)(a)(b)	66,900	1,966,191
Viacom, Inc. (Class “B” Stock)	455,136	14,837,434

		90,012,627

Metals – Ferrous — 0.2%
Allegheny Technologies, Inc.	19,940	719,435
Nucor Corp.	43,600	2,908,992
United States Steel Corp.	31,540	1,516,128

		5,144,555

Metals – Non Ferrous — 0.2%
Alcoa, Inc.(b)	244,176	7,220,284

Mineral Resources — 0.4%
Burlington Resources, Inc.	109,034	9,398,731
Phelps Dodge Corp.	27,828	4,003,614

		13,402,345

SEE NOTES TO FINANCIAL STATEMENTS.

B59

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Miscellaneous – Basic Industry — 2.0%
AES Corp.(a)	159,700	$2,528,051
BB&T Corp.(b)	158,500	6,642,735
Danaher Corp.	70,400	3,926,912
Ecolab, Inc.(b)	51,800	1,878,786
Fortune Brands, Inc.	36,400	2,839,928
Honeywell International, Inc.	242,850	9,046,163
Illinois Tool Works, Inc.	63,900	5,622,561
International Game Technology	79,000	2,431,620
ITT Industries, Inc.	25,000	2,570,500
Pall Corp.	23,600	633,896
PPG Industries, Inc.	49,700	2,877,630
Sealed Air Corp.(a)	20,910	1,174,515
Textron, Inc.	38,100	2,932,938
Tyco International, Ltd.	571,443	16,491,845
W.W. Grainger, Inc.	23,300	1,656,630

		63,254,710

Miscellaneous Consumer Growth/Staples — 0.6%
3M Co.(b)	218,300	16,918,250
Black & Decker Corp.	22,900	1,991,384

		18,909,634

Oil & Gas — 5.2%
Amerada Hess Corp.(b)	24,700	3,132,454
Anadarko Petroleum Corp.(b)	65,563	6,212,094
Ashland, Inc.	18,600	1,076,940
ChevronTexaco Corp.	640,392	36,355,108
El Paso Corp.(b)	176,311	2,143,942
EOG Resources, Inc.	65,400	4,798,398
Exxon Mobil Corp.	1,756,670	98,672,153
Kerr-McGee Corp.	33,089	3,006,467
Marathon Oil Corp.	103,697	6,322,409
Murphy Oil Corp.	43,100	2,326,969
NICOR, Inc.	14,200	558,202
Sunoco, Inc.	37,000	2,900,060

		167,505,196

Oil & Gas Exploration/Production — 1.4%
ConocoPhillips	395,794	23,027,295
Devon Energy Corp.	129,400	8,092,676
Occidental Petroleum Corp.	112,100	8,954,548
XTO Energy, Inc.	100,000	4,394,000

		44,468,519

Oil & Gas Services — 2.3%
Apache Corp.	92,550	6,341,526
B.J. Services Co.	87,400	3,204,958
Baker Hughes, Inc.(b)	98,030	5,958,263
Halliburton Co.	143,400	8,885,064
Kinder Morgan, Inc.	29,000	2,666,550
Nabors Industries, Ltd. (Barbados)(a)	43,400	3,287,550
National-Oilwell Varco, Inc.(a)	43,200	2,708,640
Noble Corp.	36,800	2,595,872
PG&E Corp.	101,600	3,771,392
Rowan Cos., Inc.	28,700	1,022,868
Schlumberger Ltd.	168,200	16,340,630
Transocean, Inc.(a)	93,133	6,490,439
Valero Energy Corp.	169,600	8,751,360

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil & Gas Services (cont’d.)
Weatherford International, Ltd.(a)	78,500	$2,841,700

		74,866,812

Precious Metals — 0.3%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	49,100	2,641,580
Newmont Mining Corp.	119,503	6,381,460

		9,023,040

Railroads — 0.7%
Burlington Northern Santa Fe Corp.	104,626	7,409,613
CSX Corp.	62,912	3,194,042
Norfolk Southern Corp.	112,500	5,043,375
Union Pacific Corp.	71,700	5,772,567

		21,419,597

Real Estate Investment Trust — 0.6%
Apartment Investment & Management Co. (Class “A” Stock)	24,700	935,389
Archstone-Smith Trust	53,900	2,257,871
Equity Office Properties Trust	103,500	3,139,155
Equity Residential Properties Trust	70,000	2,738,400
ProLogis	60,100	2,807,872
Public Storage, Inc.	20,000	1,354,400
Simon Property Group, Inc.	53,800	4,122,694
Vornado Realty Trust	29,400	2,454,018

		19,809,799

Restaurants — 0.6%
Darden Restaurants, Inc.	44,150	1,716,552
McDonald’s Corp.	354,400	11,950,368
Wendy’s International, Inc.	22,700	1,254,402
Yum! Brands, Inc.	81,000	3,797,280

		18,718,602

Retail — 5.7%
Albertson’s, Inc.	103,044	2,199,989
AutoNation, Inc.(a)(b)	54,600	1,186,458
AutoZone, Inc.(a)(b)	15,600	1,431,300
Bed Bath & Beyond, Inc.(a)	80,000	2,892,000
Best Buy Co., Inc.	113,225	4,923,023
Big Lots, Inc.(a)(b)	35,200	422,752
Circuit City Stores, Inc.	55,200	1,246,968
Coach, Inc.(a)	106,400	3,547,376
Costco Wholesale Corp.	132,332	6,546,464
CVS Corp.(b)	222,600	5,881,092
Dillard’s, Inc. (Class “A” Stock)	25,750	639,115
Dollar General Corp.(b)	90,203	1,720,171
Family Dollar Stores, Inc.	45,600	1,130,424
Federated Department Stores, Inc.	72,260	4,793,066
Gap, Inc.	173,187	3,055,019
Home Depot, Inc.	607,519	24,592,369
J.C. Penney Co., Inc.(b)	76,900	4,275,640
Kohl’s Corp.(a)(b)	87,700	4,262,220
Kroger Co.(a)	210,700	3,978,016
Limited Brands	104,796	2,342,191
Liz Claiborne, Inc.(b)	31,800	1,139,076
Lowe’s Cos., Inc.(b)	216,900	14,458,554
Nordstrom, Inc.(b)	60,800	2,273,920

SEE NOTES TO FINANCIAL STATEMENTS.

B60

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail (cont’d.)
Office Depot, Inc.(a)	82,000	$2,574,800
OfficeMax, Inc.	21,886	555,029
Safeway, Inc.	125,300	2,964,598
Sears Holding Corp.(a)(b)	25,712	2,970,507
Sherwin-Williams Co.	37,000	1,680,540
Staples, Inc.	186,000	4,224,060
Starbucks Corp.(a)	224,200	6,728,242
Supervalu, Inc.(b)	39,000	1,266,720
Target Corp.	239,468	13,163,556
Tiffany & Co.	30,300	1,160,187
TJX Cos., Inc.	126,400	2,936,272
Wal-Mart Stores, Inc.	705,200	33,003,360
Walgreen Co.	278,500	12,326,410

		184,491,484

Rubber — 0.1%
B.F. Goodrich Corp.	31,800	1,306,980
Cooper Tire & Rubber Co.	5,000	76,600
Goodyear Tire & Rubber Co.(a)(b)	49,200	855,096

		2,238,676

Telecommunications — 4.3%
ADC Telecommunications, Inc.(a)	27,200	607,648
Alltel Corp.	103,200	6,511,920
Andrew Corp.(a)	28,112	301,642
AT&T Inc.	1,103,209	27,017,595
BellSouth Corp.	517,100	14,013,410
CenturyTel, Inc.(b)	40,400	1,339,664
CIENA Corp.(a)	151,600	450,252
Citizens Communications Co.	90,300	1,104,369
Lucent Technologies, Inc.(a)(b)	1,225,805	3,260,641
Motorola, Inc.	699,595	15,803,851
QUALCOMM, Inc.	462,700	19,933,116
Qwest Communications International, Inc.(a)(b)	434,547	2,455,191
Scientific-Atlanta, Inc.(b)	48,700	2,097,509
Sprint Nextel Corp.	813,522	19,003,896
Tellabs, Inc.(a)	116,000	1,264,400
Verizon Communications, Inc.	778,638	23,452,577

		138,617,681

Textiles
VF Corp.	27,136	1,501,706

Tobacco — 0.1%
Reynolds American, Inc.(b)	24,300	2,316,519
UST, Inc.	47,900	1,955,757

		4,272,276

Toy Manufacturer — 0.1%
Hasbro, Inc.	42,650	860,677
Mattel, Inc.	119,781	1,894,935

		2,755,612

Trucking & Shipping — 1.0%
FedEx Corp.	85,340	8,823,303
Ryder System, Inc.	17,600	721,952
United Parcel Service, Inc. (Class “B” Stock)	316,400	23,777,460

		33,322,715

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utilities – Electric — 1.9%
Allegheny Energy, Inc.(a)	36,200	$1,145,730
Ameren Corp.(b)	55,300	2,833,572
American Electric Power Co., Inc.(b)	109,940	4,077,675
CenterPoint Energy, Inc.	90,610	1,164,339
CMS Energy Corp.(a)	53,000	769,030
Consolidated Edison, Inc.(b)	67,600	3,131,908
Constellation Energy Group	51,050	2,940,480
Dominion Resources, Inc.(b)	94,642	7,306,362
DTE Energy Co.	48,600	2,099,034
Duke Energy Corp.(b)	271,962	7,465,357
Edison International	91,700	3,999,037
Entergy Corp.	60,900	4,180,785
FirstEnergy Corp.	91,236	4,469,652
FPL Group, Inc.	107,000	4,446,920
Public Service Enterprise Group, Inc.	62,300	4,047,631
Southern Co.	207,100	7,151,163
TECO Energy, Inc.	52,900	908,822

		62,137,497

Utilities – Electric & Gas — 0.5%
Dynegy, Inc. (Class “A” Stock)(a)	113,300	548,372
Exelon Corp.	183,550	9,753,847
KeySpan Corp.	47,800	1,705,982
NiSource, Inc.	73,000	1,522,780
Progress Energy, Inc.	70,314	3,088,191

		16,619,172

Waste Management — 0.2%
Allied Waste Industries, Inc.(a)(b)	71,800	627,532
Waste Management, Inc.	159,030	4,826,561

		5,454,093

TOTAL LONG-TERM INVESTMENTS (cost $2,223,827,845)		3,148,426,538

SHORT-TERM INVESTMENTS — 11.7%
Mutual Fund — 11.6%
Dryden Core Investment Fund — Taxable Money Market Series (cost $371,767,830; includes $315,379,940 of cash collateral received for securities on loan) (Note 4)(c)(f)	371,767,830	371,767,830

	Principal (000)
U.S. Government Obligation — 0.1%
United States Treasury Bills(d)(e)
4.06% 03/16/06	$5,200	5,159,331

TOTAL SHORT-TERM INVESTMENTS (cost $376,927,105)		376,927,161

TOTAL INVESTMENTS — 109.7% (cost $2,600,754,950: Note 6)		3,525,353,699
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (9.7%)		(312,609,627)

NET ASSETS — 100.0%		$3,212,744,072

SEE NOTES TO FINANCIAL STATEMENTS.

B61

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $301,146,620; cash collateral of $315,379,940 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchase with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity at purchase date.

(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

(g)	Liabilities in excess of other assets include net unrealized depreciation on financial futures as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Depreciation
Long Positions:
207	S&P 500 Index	Mar. 2006	$65,890,313	$64,935,900	$(954,413)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Fund (including 9.8% of collateral received for securities on loan)	11.6%
Financial Services	9.1
Drugs & Medical Supplies	9.0
Banks and Savings & Loans	6.4
Computer Services	5.8
Retail	5.7
Oil & Gas	5.2
Insurance	4.7
Telecommunications	4.3
Electronics	4.2
Hospital/Healthcare Management	3.9
Food & Beverage	3.5
Computers	3.4
Diversified Manufacturing Operations	3.4
Media	2.8
Oil & Gas Services	2.3
Cosmetics & Soaps	2.2
Miscellaneous — Basic Industry	2.0
Aerospace	1.9
Utilities — Electric	1.9
Diversified Consumer Products	1.4
Oil & Gas Exploration/Production	1.4
Chemicals	1.1
Leisure	1.0
Trucking & Shipping	1.0
Machinery	0.9
Commercial Services	0.8
Autos — Cars & Trucks	0.7
Railroads	0.7
Miscellaneous Consumer Growth/Staples	0.6
Real Estate Investment Trust	0.6
Restaurants	0.6
Utilities — Electric & Gas	0.5
Construction	0.4
Electrical Services	0.4
Forest Products	0.4
Household Products & Personal Care	0.4
Mineral Resources	0.4

Diversified Operations	0.3
Gas Pipelines	0.3
Housing Related	0.3
Precious Metals	0.3
Apparel	0.2
Metals — Ferrous	0.2
Metals — Non Ferrous	0.2
Waste Management	0.2
U.S. Government Obligations	0.1
Advertising	0.1
Airlines	0.1
Containers	0.1
Diversified Office Equipment	0.1
Education	0.1
Human Resources	0.1
Internet & Catalog Retail	0.1
Rubber	0.1
Tobacco	0.1
Toy Manufacturer	0.1
Textiles	0.0

109.7
Liabilities in excess of other assets	(9.7)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B62

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND, INC.

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-two Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock. These financial statements pertain only to the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio and Stock Index Portfolio, however, the information presented in these notes to the financial statements may include references to five additional Portfolios in the Series Fund that are not offered within the Medley Program.

The Portfolios of the Series Fund have the following as investment objectives:

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. Treasuries and agencies and mortgage-related securities.

High Yield Bond Portfolio:    High total return by investing primarily in medium to lower rated debt securities.

Jennison Portfolio:    Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S. government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

Natural Resources Portfolio:    Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

Small Capitalization Stock Portfolio:    Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor’s Small Capitalization Stock Index (the “S&P 600 SmallCap Index”) by investing primarily in stocks of the S&P 600 SmallCap Index.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Value Portfolio:    Capital appreciation by investing in equity and equity-related securities that are undervalued.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

C1

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2005, Conservative Balanced, Global, High Yield Bond and Natural Resources Portfolios held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

The Diversified Bond, High Yield Bond and Natural Resources Portfolios may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by these portfolios at December 31, 2005 include registration rights, under which the portfolios may demand registration by the issuer, of which the portfolios may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

C2

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When

C3

the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The

C4

Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gains daily. The Diversified Bond, Government Income and High Yield Bond Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), GE Asset Management (“GEAM”), LSV Asset Management (“LSV”), Marsico Capital Management, LLC (“Marsico”), Quantitative Management Associates LLC (“QMA”), Salomon Brothers Asset Management (“Salomon”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Company, L.L.C. (“William Blair”)

C5

(collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.40
Natural Resources Portfolio	0.45	0.45
Small Capitalization Stock Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.35
Value Portfolio	0.40	0.40

At December 31, 2005 the Subadvisors that provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison, Salomon
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	LSV, Marsico, T. Rowe & William Blair
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each Portfolio (other than Global Portfolio) the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

C6

Portfolio	Class I Expense limit	Class II Expense Limit
Conservative Balanced Portfolio	0.75%	N/A
Diversified Bond Portfolio	0.75	N/A
Equity Portfolio	0.75	1.15%
Flexible Managed Portfolio	0.75	N/A
Government Income Portfolio	0.75	N/A
High Yield Bond Portfolio	0.75	N/A
Jennison Portfolio	0.75	1.15
Money Market Portfolio	0.75	N/A
Natural Resources Portfolio	0.75	1.15
Small Capitalization Stock Portfolio	0.75	N/A
Stock Index Portfolio	0.75	N/A
Value Portfolio	0.75	1.15

N/A – Not applicable – There are no Class II shares outstanding for this portfolio.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM, is the Series Fund’s security lending agent. For the year ended December 31, 2005, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	PIM
Conservative Balanced Portfolio	$234,164
Diversified Bond Portfolio	90,400
Equity Portfolio	149,058
Flexible Managed Portfolio	380,156
Global Portfolio	82,505
Government Income Portfolio	34,259
High Yield Bond Portfolio	322,127
Jennison Portfolio	153,134
Natural Resources Portfolio	324,521
Small Capitalization Stock Portfolio	174,029
Stock Index Portfolio	241,793
Value Portfolio	138,522

For the year ended December 31, 2005, Prudential Equity Group, LLC, and Wachovia Securities, LLC, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Equity Portfolio	$80,450	$147,245
Global Portfolio	13,505	1,444
Jennison Portfolio	57,566	11,675
Natural Resources Portfolio	7,492	—
Value Portfolio	44,908	63,161

C7

Certain Portfolios invest in the Taxable Money Market Series and Short-Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are a money market mutual fund and short term bond fund, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2005, the earnings from the Portfolios from investing excess cash and collateral from securities lending were as follows. See Note 2 relating to Securities Lending:

Portfolio	Excess Cash Investment	Securities Lending Cash Collateral Investment
Conservative Balanced Portfolio	$7,100,025	$580,653
Diversified Bond Portfolio	2,720,333	253,453
Equity Portfolio	2,133,551	371,263
Flexible Managed Portfolio	8,608,058	947,805
Global Portfolio	285,505	209,732
Government Income Portfolio	2,437,713	89,911
High Yield Bond Portfolio	2,544,975	790,809
Jennison Portfolio	988,340	390,650
Natural Resources Portfolio	450,247	797,560
Small Capitalization Stock Portfolio	31,880	430,741
Stock Index Portfolio	3,134,059	589,588
Value Portfolio	1,005,304	346,604

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2005 were as follows:

Cost of Purchases:

Portfolio
Conservative Balanced Portfolio	$376,087,212
Diversified Bond Portfolio	742,132,005
Equity Portfolio	3,074,057,442
Flexible Managed Portfolio	2,241,528,608
Global Portfolio	1,120,616,284
Government Income Portfolio	43,099,458
High Yield Bond Portfolio	983,895,130
Jennison Portfolio	1,215,076,897
Natural Resources Portfolio	496,798,441
Small Capitalization Stock Portfolio	113,106,298
Stock Index Portfolio	241,706,336
Value Portfolio	897,129,491

Proceeds from Sales:

Portfolio
Conservative Balanced Portfolio	$541,735,464
Diversified Bond Portfolio	764,086,059
Equity Portfolio	3,353,648,771
Flexible Managed Portfolio	2,613,202,524
Global Portfolio	1,139,824,719
Government Income Portfolio	27,816,346
High Yield Bond Portfolio	837,405,770
Jennison Portfolio	1,306,785,703
Natural Resources Portfolio	461,431,839
Small Capitalization Stock Portfolio	169,683,165
Stock Index Portfolio	205,538,706
Value Portfolio	959,564,643

C8

The Conservative Balanced, Diversified Bond, Flexible Managed and Government Income Portfolios’ written options activity for the year ended December 31, 2005 were as follows:

Conservative Balanced Portfolio
	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	316	$72,759
Options terminated in closing purchase transactions	(179)	(30,884)
Options expired	(75)	(9,180)

Balance as of December 31, 2005	62	$32,695

Diversified Bond Portfolio
	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	660	$152,235
Options terminated in closing purchase transactions	(377)	(65,372)
Options expired	(154)	(18,850)

Balance as of December 31, 2005	129	$68,013

Flexible Managed Portfolio
	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	251	$57,600
Options terminated in closing purchase transactions	(143)	(24,532)
Options expired	(59)	(7,222)

Balance as of December 31, 2005	49	$25,846

Government Income Portfolio
	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	220	$50,410
Options terminated in closing purchase transactions	(125)	(21,357)
Options expired	(52)	(6,365)

Balance as of December 31, 2005	43	$22,688

Note 6:	Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments.

For the year ended December 31, 2005, the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Conservative Balanced Portfolio(b)	$1,368,977	$(1,368,977)	—
Diversified Bond Portfolio(a)(b)(f)(g)	(827,998)	827,998	—
Equity Portfolio(a)(i)	(151,673)	(1,218,275)	$1,369,948
Flexible Managed Portfolio(b)	991,404	(991,404)	—
Global Portfolio(a)(d)	(1,001,983)	1,001,983	—
Government Income Portfolio(b)(e)(f)	539,012	(538,982)	(30)
High Yield Bond Portfolio(a)(b)(c)(f)	450,305	(450,305)	—
Jennison Portfolio(a)(h)	(153,102)	221,613	(68,511)
Natural Resources Portfolio(a)(d)	10,633,935	(10,633,935)	—
Value Portfolio(a)	73,841	(73,841)	—

C9

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of paydown losses.
(c)	Reclassification of income on defaulted securities.
(d)	Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(e)	Reclassification of other tax adjustments.
(f)	Reclassification of swap income.
(g)	Redesignation of dividends from ordinary income to short-term capital gain.
(h)	Distribution in excess of net investment income.
(i)	Merger adjustments.

The tax character of distributions paid during the year ended December 31, 2005 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Conservative Balanced Portfolio	$75,600,623	$18,446,572	$94,047,195
Diversified Bond Portfolio	66,587,402	6,446,465	73,033,867
Equity Portfolio	39,998,556	—	39,998,556
Flexible Managed Portfolio	68,680,004	—	68,680,004
Global Portfolio	4,467,100	—	4,467,100
Government Income Portfolio	18,278,784	—	18,278,784
High Yield Bond Portfolio	110,212,418	—	110,212,418
Jennison Portfolio	2,181,501	—	2,181,501
Money Market Portfolio	25,832,139	781	25,832,920
Natural Resources Portfolio	771,086	59,265,774	60,036,860
Small Capitalization Stock Portfolio	5,272,836	41,694,638	46,967,474
Stock Index Portfolio	51,121,948	77,233,580	128,355,528
Value Portfolio	22,637,578	—	22,637,578

The tax character of distributions paid during the year ended December 31, 2004 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Conservative Balanced Portfolio	$62,958,425	$9,723,502	$72,681,927
Diversified Bond Portfolio	59,934,775	—	59,934,775
Equity Portfolio	50,414,768	—	50,414,768
Flexible Managed Portfolio	52,897,054	—	52,897,054
Global Portfolio	6,503,370	—	6,503,370
Government Income Portfolio	23,161,432	9,552	23,170,984
High Yield Bond Portfolio	108,509,679	—	108,509,679
Jennison Portfolio	9,010,258	—	9,010,258
Money Market Portfolio	9,344,369	21,156	9,365,525
Natural Resources Portfolio	21,498,787	16,898,833	38,397,620
Small Capitalization Stock Portfolio	4,033,462	2,375,136	6,408,598
Stock Index Portfolio	55,156,437	43,386,225	98,542,662
Value Portfolio	20,439,009	—	20,439,009

C10

At December 31, 2005, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follow:

Portfolio	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains	Approximate Capital Loss Carryforward(a)		Expiration
					2007	2008	2009	2010	2011
Conservative Balanced Portfolio	$69,851,558	$5,874,856	—		—	—	—	—	—
Diversified Bond Portfolio	5,401,633	5,671,014	—		—	—	—	—	—
Equity Portfolio	2,152,237	—	$330,234,000	(b)	—	—	$1,082,000	$123,731,000	$205,421,000
Flexible Managed Portfolio	82,943,146	39,371,416	—	(c)	—	—	—	—	—
Global Portfolio	5,516,655	—	48,959,000	(d)	—	—	—	43,286,000	5,673,000
Government Income Portfolio	1,104,445	—	2,522,000	(e)	—	—	—	—	—
High Yield Bond Portfolio	5,213,277	—	261,741,000	(f)	$18,627,000	$59,264,000	$80,595,000	102,013,000	—
Jennison Portfolio	—	—	1,014,156,000	(g)	—	—	385,205,000	508,642,000	120,309,000
Money Market Portfolio	—	515	—		—	—	—	—	—
Natural Resources Portfolio	44,054,120	154,025,766	—		—	—	—	—	—
Small Capitalization Stock Portfolio	2,337,970	33,391,432	—		—	—	—	—	—
Stock Index Portfolio	3,535,697	7,284,014	—		—	—	—	—	—
Value Portfolio	6,831,994	58,445,493	—	(h)	—	—	—	—	—

(a)	Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. See also note 12.
(b)	Approximately $418,633,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005. In addition, the Portfolio utilized capital loss carryforward from the merger with SP MFS Capital Opportunities Portfolio in the amount approximately of $1,082,000.
(c)	Approximately $140,450,000 of the Portfolio’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(d)	Approximately $168,967,000 of its capital loss carryforward was used to offset net taxable gains realized in fiscal year ended December 31, 2005.
(e)	Approximately $735,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005. Approximately $2,522,000 expiring in 2012.
(f)	Approximately $1,242,000 expiring in 2013.
(g)	Approximately $127,052,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(h)	Approximately $138,535,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.

C11

The following Portfolios expect to elect to treat losses incurred in the period November 1, 2005 through December 31, 2005 as having been incurred in the following fiscal year.

	Approximate Post October Losses
Portfolio	Currency	Capital
Conservative Balanced Portfolio	—	$21,890,000
Diversified Bond Portfolio	380,500	1,114,000
Global Portfolio	52,300	—
Government Income Portfolio	—	855,200
High Yield Portfolio	8,200	—
Jennison Portfolio	49,400	—
Money Market Portfolio	—	515
Natural Resources Portfolio	19,600	—
Stock Index Portfolio	—	20,012,000
Value Portfolio	29,200	—

The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund’s investments and the total net unrealized appreciation (depreciation) as of December 31, 2005 were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net	Other Cost Basis Adjustment	Total Net Unrealized
Conservative Balanced Portfolio	$2,965,504,365	$415,673,022	$267,119,901	$148,553,121	$45,916	$148,599,037
Diversified Bond Portfolio	1,443,740,286	12,077,405	13,100,515	(1,023,110)	25,191	(997,919)
Equity Portfolio	4,215,711,056	763,959,201	101,552,386	662,406,815	(81)	662,406,734
Flexible Managed Portfolio	3,832,681,427	305,846,272	105,504,656	200,341,616	—	200,341,616
Global Portfolio	777,386,183	47,318,686	12,283,161	35,035,525	72,455	35,107,980
Government Income Portfolio	426,564,668	2,415,580	4,557,830	(2,142,250)	125,615	(2,016,635)
High Yield Bond Portfolio	1,960,813,291	53,510,180	49,834,479	3,675,701	(242,168)	3,433,533
Jennison Portfolio	2,039,596,694	557,784,270	12,982,969	544,801,301	—	544,801,301
Natural Resources Portfolio	801,571,236	415,461,896	24,619,218	390,842,678	(5,494)	390,837,184
Small Capitalization Stock Portfolio	631,773,690	262,256,476	53,906,454	208,350,022	—	208,350,022
Stock Index Portfolio	2,602,564,839	1,195,543,285	272,754,425	922,788,860	—	922,788,860
Value Portfolio	1,681,502,486	379,150,035	20,004,062	359,145,973	—	359,145,973

The difference between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investments companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I

C12

shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2005, the Equity, Jennison, Natural Resources and Value Portfolios have class II shares outstanding.

Transaction in shares of common stock of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	2,989,262	$68,173,944
Capital stock issued in reinvestment of dividends and distributions	1,608,530	39,989,141
Capital stock issued in connection with the merger	1,320,590	28,041,417
Capital stock repurchased	(17,406,826)	(396,297,859)

Net increase (decrease) in shares outstanding	(11,488,444)	$(260,093,357)

Year ended December 31, 2004:
Capital stock sold	4,880,675	$101,956,955
Capital stock issued in reinvestment of dividends and distributions	2,300,409	50,405,570
Capital stock repurchased	(17,020,123)	(355,777,280)

Net increase (decrease) in shares outstanding	(9,839,039)	$(203,414,755)

Class II
Year ended December 31, 2005:
Capital stock sold	48,657	$1,144,258
Capital stock issued in reinvestment of dividends and distributions	377	9,415
Capital stock repurchased	(16,483)	(383,800)

Net increase (decrease) in shares outstanding	32,551	$769,873

Year ended December 31, 2004:
Capital stock sold	21,633	$457,593
Capital stock issued in reinvestment of dividends and distributions	419	9,198
Capital stock repurchased	(11,341)	(235,818)

Net increase (decrease) in shares outstanding	10,711	$230,973

Jennison Portfolio:
Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	14,164,344	$263,061,616
Capital stock issued in reinvestment of dividends and distributions	107,900	2,181,501
Capital stock repurchased	(16,325,260)	(304,605,918)

Net increase (decrease) in shares outstanding	(2,053,016)	$(39,362,801)

Year ended December 31, 2004:
Capital stock sold	19,266,794	$323,093,604
Capital stock issued in reinvestment of dividends and distributions	502,353	8,976,218
Capital stock repurchased	(13,717,853)	(230,738,958)

Net increase (decrease) in shares outstanding	6,051,294	$101,330,864

Class II
Year ended December 31, 2005:
Capital stock sold	328,045	$5,995,003
Capital stock issued in reinvestment of dividends and distributions	—	—
Capital stock repurchased	(4,162,411)	(78,540,944)

Net increase (decrease) in shares outstanding	(3,834,366)	$(72,545,941)

Year ended December 31, 2004:
Capital stock sold	1,014,749	$16,762,616
Capital stock issued in reinvestment of dividends and distributions	1,922	34,040
Capital stock repurchased	(802,631)	(13,178,750)

Net increase (decrease) in shares outstanding	214,040	$3,617,906

C13

Natural Resources Portfolio:
Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	2,361,004	$87,612,149
Capital stock issued in reinvestment of dividends and distributions	1,857,002	60,036,860
Capital stock repurchased	(1,390,245)	(51,805,248)

Net increase (decrease) in shares outstanding	2,827,761	$95,843,761

Year ended December 31, 2004:
Capital stock sold	1,401,282	$39,851,530
Capital stock issued in reinvestment of dividends and distributions	1,462,209	38,397,620
Capital stock repurchased	(1,476,976)	(41,027,681)

Net increase (decrease) in shares outstanding	1,386,515	$37,221,469

Class II*
Period ended December 31, 2005:
Capital stock sold	225,207	$9,042,129
Capital stock issued in reinvestment of dividends and distributions	—	—
Capital stock repurchased	(113,695)	(4,576,511)

Net increase (decrease) in shares outstanding	111,512	$4,465,618

* Commencement of offering, April 28, 2005.

Value Portfolio:
Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	3,282,027	$69,499,816
Capital stock issued in reinvestment of dividends and distributions	989,733	22,610,679
Capital stock repurchased	(8,085,951)	(170,356,605)

Net increase (decrease) in shares outstanding	(3,814,191)	$(78,246,110)

Year ended December 31, 2004:
Capital stock sold	3,957,617	$72,230,270
Capital stock issued in reinvestment of dividends	1,040,398	20,412,598
Capital stock repurchased	(8,791,625)	(160,544,530)

Net increase (decrease) in shares outstanding	(3,793,610)	$(67,901,662)

Class II
Year ended December 31, 2005:
Capital stock sold	18,303	$373,418
Capital stock issued in reinvestment of dividends and distributions	1,162	26,899
Capital stock repurchased	(33,039)	(714,486)

Net increase (decrease) in shares outstanding	(13,574)	$(314,169)

Year ended December 31, 2004:
Capital stock sold	3,819	$70,179
Capital stock issued in reinvestment of dividends	1,345	26,411
Capital stock repurchased	(20,606)	(371,071)

Net increase (decrease) in shares outstanding	(15,442)	$(274,481)

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Series Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The

C14

Series Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006.

The following Portfolios utilized the line of credit during the year ended December 31, 2005. The average balance outstanding is for the number of days the Portfolio had an outstanding balance.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
Equity Portfolio	$1,953,000	5	4.23%
Global Portfolio	341,000	9	3.39%
Jennison Portfolio	229,000	24	3.15%
Small Capitalization Stock Portfolio	1,443,000	65	2.97%
Flexible Managed Portfolio.	61,003,000	2	3.05%

Note 9:	Other

The Zero Coupon Bond Portfolio 2005 was liquidated on November 15, 2005. On the liquidation date, all of the securities held by the Portfolio were sold and all outstanding shares of the Portfolio were redeemed.

Note 10:	Reorganization

On November 18, 2004, the Board of Directors of the Series Fund approved an Agreement and Plan of Reorganization (“the Plan”) which provided for the transfer of all the assets of the SP MFS Capital Opportunities Portfolio to the Equity Portfolio and the assumption of its liabilities.

Shareholders approved the Plan at a meeting on April 19, 2005 and the reorganization took place on April 29, 2005. The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares
SP MFS Capital Opportunities Portfolio	4,239,055

Acquiring Portfolio	Shares Issued	Total Net Assets Acquired
Equity Portfolio	1,320,590	$28,041,417

The aggregate net assets and unrealized appreciation of the Merged and Acquiring Portfolios immediately before the merger and the amount of the capital loss carryforward of the Merged Portfolio (subject to future utilization by the Acquiring Portfolio) were as follows:

Merged Portfolio	Total Net Assets	Unrealized Appreciation	Capital Loss Carryforward*
SP MFS Capital Opportunities Portfolio	$28,041,417	$697,864	$1,494,000

Acquiring Portfolio
Equity Portfolio	$3,833,180,027

*	The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 11:	Ownership and Affiliates

As of December 31, 2005, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

C15

Note 12:	Change in Federal Income Tax Status and Related Reorganization

On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” Subsequent to January 2, 2006, each Portfolio’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each portfolio will not be able to realize any future benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio fiscal year ended December 31, 2005 as detailed in Note 6.

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Fund obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or Contract owners.

C16

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63

Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)

Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)

Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)

Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)

Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69

Total Investment Return(a):	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28

Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12

Total from investment operations	0.35	0.61	0.80	0.74	0.79

Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—

Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)

Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36

Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Equity Portfolio Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50

Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)

Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)

Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)

Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)

Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49

Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Equity Portfolio Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.34	$20.58	$15.76	$20.49	$24.51

Income From Investment Operations:
Net investment income	0.12	0.20	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	2.35	1.74	4.83	(4.72)	(2.83)

Total from investment operations	2.47	1.94	4.91	(4.63)	(2.74)

Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.09)	(0.10)	(0.10)
Distributions from net realized gains	—	—	—	—	(1.18)

Total dividends and distributions	(0.12)	(0.18)	(0.09)	(0.10)	(1.28)

Net Asset Value, end of year	$24.69	$22.34	$20.58	$15.76	$20.49

Total Investment Return(a)	11.04%	9.51%	31.11%	(22.62)%	(11.57)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.1	$1.1	$0.8	$0.4	$1.1
Ratios to average net assets:
Expenses	0.87%	0.88%	0.89%	0.88%	0.89%
Net investment income	0.64%	0.91%	0.54%	0.46%	0.45%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53

Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)

Total from investment operations	.66	1.61	2.92	(1.83)	(.93)

Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)

Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)

Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79

Total Investment Return(a):	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon weighted average shares outstanding during the year.

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61

Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)

Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)

Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)

Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)

Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29

Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02

Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31

Total from investment operations	.29	.36	.31	1.38	.96

Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—

Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)

Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26

Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66

Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)

Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)

Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)

Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)

Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64

Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

The Prudential Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund, Inc. (comprised of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio and Stock Index Portfolio, hereafter collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2006

E1

Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2005) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2005, the Series Fund paid dividends as follows:

	Ordinary Dividends	Long-Term Capital Gains		Total Distributions
Conservative Balanced Portfolio	$0.401	$0.098		$0.499
Diversified Bond Portfolio	0.616	0.059		0.675
Equity Portfolio (Class I)	0.231	—		0.231
Equity Portfolio (Class II)	0.118	—		0.118
Flexible Managed Portfolio	0.319	—		0.319
Global Portfolio	0.100	—		0.100
Government Income Portfolio	0.536	—		0.536
High Yield Bond Portfolio	0.367	—		0.367
Jennison Portfolio (Class I)	0.020	—		0.020
Jennison Portfolio (Class II)	—	—		—
Money Market Portfolio	0.281	—	(a)	0.281
Natural Resources Portfolio (Class I)	0.038	2.986		3.024
Natural Resources Portfolio (Class II)	—	—		—
Small Capitalization Stock Portfolio	0.154	1.225		1.379
Stock Index Portfolio	0.504	0.740		1.244
Value Portfolio (Class I)	0.299	—		0.299
Value Portfolio (Class II)	0.184	—		0.184

(a)	Less than $0.005 per share

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2005 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Corporate Dividend Received Deduction
Conservative Balanced Portfolio	49.11%
Equity Portfolio	100.00%
Flexible Managed Portfolio	79.02%
Global Portfolio	80.45%
High Yield Bond Portfolio	1.78%
Jennison Portfolio	100.00%
Natural Resources Portfolio	100.00%
Small Capitalization Stock Portfolio	80.76%
Stock Index Portfolio	100.00%
Value Portfolio	100.00%

E2

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (72)	Trustee, Since 1983	74	Member (since 2000), Board of Directors of IDT Corporation

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation, formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (67)	Trustee, Since 2001	73	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Julian A. Lerner (81)	Trustee Emeritus, Since 2003	73	—

W. Scott McDonald, Jr. (68)	Vice Chairman and Trustee, Since 1983	74	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (64)	Chairman and Trustee, Since 2001	73	Director (since 1988) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years – Chief Executive Officer, Excell Partners, Inc., formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (55)	Trustee, Since 2003	73	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.

Principal Occupations During Past 5 Years – President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank

John A. Pileski (66)	Trustee, Since 2003		Director (since April 2001) of New York Community Bank.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (70)	Trustee, Since 2003	73	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (48)	President and Trustee Since 1999	73	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

F1

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*Robert F. Gunia (59)	Vice President and Trustee since 2001	158	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk (53)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Claudia DiGiacomo (31)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005);Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (34)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005);Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46)	Chief Compliance Officer Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Helene Gurian (51)	Acting Anti-Money Laundering Compliance Officer Since 2005	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001- May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F2

Approval of New Investment Advisory Agreements

The Board of Trustees (the “Board”) of The Prudential Series Fund (the “Trust”) oversees the management of each of the Trust’s Portfolios, and, as required by law, is responsible for the approval of the Portfolio’s investment advisory agreements. At meetings held on September 13, 2005 and December 1, 2005, the Board met and approved new investment agreements for the Trust’s Portfolios. The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the agreements are discussed separately below.

Equity Portfolio and SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

At its June 2005 meeting, the Board approved Salomon Brothers Asset Management, Inc. (“Salomon Brothers”) as an additional subadviser for the SP Small Cap Value Portfolio, to join the Portfolio’s existing subadviser, Goldman Sachs Asset Management, L.P. (“GSAM”). At the same meeting, as part of its annual approval of existing investment advisory agreements, the Board re-approved an existing subadvisory agreement with Salomon Brothers pursuant to which Salomon Brothers served as a subadviser for the Equity Portfolio. Thereafter, Salomon Brothers’ corporate parent, Citigroup, Inc., announced that it had entered into an agreement for Legg Mason to acquire substantially all of Citigroup’s worldwide asset management business during the fourth quarter of 2005. As part of this transaction, Salomon Brothers would become an indirect wholly owned subsidiary of Legg Mason.

Under the Investment Company Act of 1940 (the “1940 Act”), the change in corporate ownership of Salomon Brothers is treated as a “change in control” resulting in an “assignment” of Salomon Brothers’ subadvisory agreements. Pursuant to the 1940 Act and the terms of the subadvisory agreements, the subadvisory agreements approved by the Board in June 2005 would terminate when Legg Mason completed its acquisition of Salomon Brothers. Consequently, at its September 2005 meeting, the Board approved new subadvisory agreements with Salomon Brothers, to become effective upon the completion of the Legg Mason acquisition of Salomon Brothers. The new subadvisory agreements were identical in all material respects to the agreements approved by the Board in June 2005.

The Board noted that in approving the new subadvisory agreements with Salomon Brothers, it considered PI’s representation that the information it had reviewed when considering the subadvisory agreements earlier in the year remained materially unchanged. The Board further noted that in advance of the meeting, it had received materials and information from PI and Salomon Brothers indicating that no changes in the code of ethics, compliance policies, procedures, operation or management of Salomon Brothers was contemplated by Legg Mason. The Board was also provided with a description of Legg Mason. Before approving the new agreements, the Board also received an in-person presentation from representatives of Salomon Brothers.

Set out below are the material factors considered and conclusions reached by the Board at its June 2005 meeting in approving the subadvisory agreements with Salomon Brothers:

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Equity Portfolio under the existing subadvisory agreement and the services that would be provided to the SP Small Cap Value Portfolio by Salomon Brothers under the new subadvisory agreement. The Board noted that the nature and extent of services under the existing and new agreements were generally similar in that Salomon Brothers was required under both agreements to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Salomon Brothers’ portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Salomon Brothers’ organizational structure, senior management, investment operations, and other relevant information pertaining to Salomon Brothers. The Board noted that it received a favorable compliance report from the Portfolio’s Chief Compliance Officer (CCO) as to Salomon Brothers.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services currently provided by Salomon Brothers to the Equity Portfolio, and the services anticipated to be provided to the SP Small Cap Value Portfolio by Salomon Brothers, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Salomon Brothers under the new subadvisory agreement should equal the quality of similar services provided by Salomon Brothers.

Performance of Equity Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year time period and performance that was in the first quartile over three-year and five-year time periods in relation to a group of comparable mutual funds (the Peer Group). The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board noted that the Portfolio outperformed in comparison to its benchmark index over the same one-year and three-year time periods, and that the Portfolio’s performance was above the median performance of the other mutual funds included in the Peer Group over the same time periods. The Board also reviewed the performance of each “sleeve” of the Portfolio managed by Jennison Associates LLC and Salomon Brothers. The Board determined that the Portfolio’s performance was satisfactory.

Performance of SP Small Cap Value Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the third quartile over a one-year period and performance that was in the fourth quartile over a three-year period in relation to the group of comparable mutual funds in a Peer Universe.

While expressing the view that the Portfolio’s performance had been disappointing, the Board noted that the Manager had taken steps to address the performance issues by replacing the previous subadviser and that the Portfolio’s performance since Goldman Sachs Asset Management, L.P. (GSAM) assumed responsibility for managing the Portfolio in January 2004 was only slightly below the median performance of the mutual funds included in the Peer Group. In light of this, the Board concluded that it was reasonable to allow GSAM to continue to create a performance record against which GSAM should be evaluated, to approve the continuance of the GSAM subadvisory agreement and to continue to monitor the situation.

The Board further noted that, pursuant to a recommendation from the Manager, a new subadvisory agreement with Salomon Brothers had been approved because GSAM was expected to approach its capacity limits in the near future. The Board received and considered information regarding the performance of other investment companies managed by Salomon Brothers utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that Salomon Brothers had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rates. The Board considered the subadvisory fee received by Salomon Brothers under the Equity Portfolio subadvisory agreement as well as the proposed subadvisory fee rate of 0.40% payable by the Manager to Salomon Brothers under the proposed new subadvisory agreement with respect to the SP Small Cap Value Portfolio, including among other things, the fee rate payable to Salomon Brothers by any other funds with investment objective similar to that of the Portfolios. As a result of the above considerations, the Board concluded that Salomon Brothers’ existing and proposed subadvisory fee rates under the agreements were reasonable.

Subadviser’s Profitability. Because the engagement of Salomon Brothers for the SP Small Cap Value Portfolio is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board noted that the proposed subadvisory fee schedule for the SP Small Cap Value Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. However, in light of the size of the Portfolio’s assets to be managed by Salomon Brothers, the Board concluded that the absence of breakpoints in the Portfolio’s fee schedule is acceptable at this time.

The Board noted that the subadvisory fee rate for the Equity Portfolio does contain a breakpoint that reduces the fee rate on assets above a specified level.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Salomon Brothers and its affiliates as a result of Salomon Brothers’ relationship with the Portfolios. The Board concluded that any potential benefits to be derived by Salomon Brothers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Fund Reorganization

The Board considered and approved the reorganization of the Trust from a corporation organized under the laws of Maryland to a trust organized under the laws of Delaware. In connection with the reorganization, the Board reviewed and approved a new investment management agreement with the Trust’s Manager, Prudential Investments LLC (the “Manager” or “PI”) and new subadvisory agreements with each Portfolio’s current subadviser(s).

With respect to PI, the Board noted that at its June 2005 meeting, it had received information about PI and concluded that it was satisfied with the nature, quality and extent of services provided by PI under the investment management agreement. PI represented that there had been no material change to PI itself and the services it would provide to the Trust since June 2005. The Board determined that the reorganization would not result in any material change in the services provided by PI. Therefore, the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PI under the new investment management agreement would be similar in nature to those provided under the existing investment management agreement. The Board concluded that the factors underlying the conclusions it reached in approving the investment management agreement with PI at the June 2005 meeting remained materially unchanged.

Similarly, with respect to the subadvisers, the Board noted that at its June 2005 meeting, it had received information about each subadviser and concluded that it was satisfied with the nature, quality and extent of services provided by each subadviser under the subadvisory agreements. PI similarly represented that there had been no material change to the subadvisers and the services they provided since June 2005, and the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PI under the new subadvisory agreements would be similar in nature to those provided under the existing subadvisory agreements. The Board concluded that the factors underlying the conclusions that it reached in approving the subadvisory agreements at the June 2005 meeting remained materially unchanged.

The Board further noted that it had previously reviewed and approved for inclusion in the Trust’s semi-annual shareholder report a discussion of the material factors and conclusions reached in approving the investment management and subadvisory agreements at its June 2005 meeting.

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

The 2005 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2006. You may call (800) 458-6333 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

In the past, participants who held several variable contracts at the same address received multiple copies of annual and semiannual reports. In an effort to lessen waste and reduce expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for participants with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the inside back cover should be used to request additional copies. Proxy material and tax information will continue to be sent for each account of record.

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A114833    MD.RS.011    Ed. 02/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $14,700 and $14,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $51,000 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Prudential Variable Account Contract-10

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 24, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 24, 2006

*	Print the name and title of each signing officer under his or her signature.